1998 Semiannual Report

[LOGO]

THE PIPER
FAMILY OF FUNDS

INTERNATIONAL GROWTH FUNDS
Emerging Markets Growth Fund
Pacific-European Growth Fund

U.S. GROWTH FUNDS
Small Company Growth Fund
Emerging Growth Fund
Growth Fund

GROWTH AND INCOME FUNDS
Growth and Income Fund
Balanced Fund

INCOME FUNDS
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund

TAX-EXEMPT INCOME FUNDS
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund

[LOGO]

CONTENTS

INTERNATIONAL GROWTH FUNDS

Emerging Markets Growth Fund . . . . . . . . . . . . . . . . . . . . . . .2
Pacific-European Growth Fund . . . . . . . . . . . . . . . . . . . . . . .5

U.S. GROWTH FUNDS

Small Company Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . 25
Emerging Growth Fund . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

GROWTH AND INCOME FUNDS

Growth and Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . 50
Balanced Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53

INCOME FUNDS

Government Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . 70
Intermediate Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . 72
Adjustable Rate Mortgage Securities Fund . . . . . . . . . . . . . . . . 74

TAX-EXEMPT INCOME FUNDS

National Tax-Exempt Fund . . . . . . . . . . . . . . . . . . . . . . . . 93
Minnesota Tax-Exempt Fund. . . . . . . . . . . . . . . . . . . . . . . . 96

GLOSSARY *** . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .116


This report is intended for shareholders of The Piper Funds, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

***This report includes a glossary to help you understand financial terms used in the portfolio managers' letters. When you see this symbol, it indicates a word that is defined in the glossary.


Dear Shareholders
--------------------------------------------------------------------------------

Financial markets have not only continued the strength of the past few years, they've actually accelerated their rate of gain. During just the first quarter of 1998, for example, the Standard & Poor's 500 Index generated a total return of 13.94%* -- its third highest quarterly return in the past 10 years. This compares to its previous quarter return, a much lower 2.87%.* This acceleration is quite surprising, given the uncertainty of the impact of the Asian crisis on the U.S. economy and the slowdown in expected corporate profit growth. Inflation has continued to trend downward, and interest rates declined only slightly during the period.

As we look to the future, we do anticipate the economy will slow. We believe the Asian crisis ultimately will have some negative impact on the U.S. economy, be it from lower demand for American goods or increased pricing pressures from competing Asian goods. Additionally, the Federal Reserve has maintained a relatively high level of short-term interest rates even as inflation has continued to decline. The real return of Fed funds at slightly over 4% is the highest real return since the 1980s. The term structure of the fixed income market continues to be relatively flat, with the difference in yields between 30-year Treasury bonds and three-month Treasury bills at approximately 0.7%.

Justifying stock market returns like these on the basis of fundamental analysis continues to be extremely difficult. Price to earnings multiples in the mid-20s are clearly at the top end of the historical average. Even with the almost perfect investment environment, further gains do appear limited, particularly given the slowdown in overall corporate earnings to an anemic yearly rate of change of less than 3% as of March 31. If the stock market is to continue to move up, it appears investors must be willing to accept higher valuation multiples.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

[PHOTO]
PAUL A. DOW, CFA
--------------------------------------------------------------------------------
Senior Managing Director


HOLDING A LONG-TERM VIEW

This environment has caused us to to keep Piper Funds' investment strategies neutral to relative market benchmarks. In fixed income markets, we anticipate only small changes in interest rates for the foreseeable future, which provides little opportunity for capital appreciation in bond prices. In large stocks, we continue to seek out companies that we believe are relatively undervalued, given their future growth prospects, and we continue to seek and focus on small and mid-sized companies with high growth prospects and solid fundamentals. We believe this is a time for investors to reaffirm their investment goals and risk tolerances, and position their portfolios at comfortable levels.

You may be assured that we understand the importance of a long-term investment horizon. Even in this ever-changing market environment, we stand firm in our belief that maintaining sound, disciplined investment strategies is essential to achieving consistent, competitive performance.

GOING FORWARD

On May 1, U.S. Bancorp acquired Piper Jaffray Companies, the parent company of the funds' investment advisor. As a result of the acquisition, the Piper Funds board of directors has recommended the reorganization of the funds into the First American family of funds. This family is managed by First American Asset Management, -> [LOGO] the asset management division of U.S. Bank National Association. As shareholders, you have the right to vote on this reorganization of your funds, and we encourage you to do so. Please read your proxy materials -> [GRAPHIC] carefully. If you have any questions, please contact your investment executive or call Mutual Fund Services at 800 866-7778.

Sincerely,


/s/ Paul A. Dow
------------------------
Paul A. Dow
Senior Managing Director


* The S&P 500 is an unmanaged index of large-capitalization stocks. Past performance does not guarantee future results.

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH

--------------------------------------------------------------------------------

[PHOTO]
RICHARD MUCKART
is investment director and head of emerging markets investing at Edinburgh Fund Managers plc and manager of Emerging Markets Growth Fund. He has 26 years of financial experience.
--------------------------------------------------------------------------------

EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

May 17, 1998

--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

EMERGING MARKETS GROWTH FUND CLASS A RETURNED -10.85% FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998, WHICH INCLUDES REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE.* This compares to a -12.41% return for the MSCI Emerging Markets Free Index+ and a -12.86% for the Lipper Emerging Markets Funds Average++ over the same time period. The economic and currency crisis in Asia that spilled over to most emerging markets was largely responsible for the fund's investment results. The fund outperformed its respective benchmark by maintaining an overweighted*** position in Latin America, which recorded relatively good investment results over the past six months.

THE ECONOMIC AND CURRENCY CRISIS IN SOUTHEAST ASIA THAT SURFACED LATE LAST YEAR WAS THE MOST SIGNIFICANT EVENT DURING THE PERIOD. The crisis caused investors to grow concerned about the prospects for global deflation, sending most Asian markets into a steep decline. The Asian turmoil also had a negative impact on established markets, including the United States. When it became apparent that the problems in southeast Asia would have a significant impact on markets within the region, we reduced the fund's exposure there, which helped preserve shareholder capital.

LATIN AMERICAN MARKETS WERE AFFECTED BY THE ASIAN SITUATION BUT FARED MUCH BETTER THAN THEIR COUNTERPARTS ALONG THE PACIFIC RIM. After the crisis hit, Latin American markets were relatively quiet,
--------------------------------------------------------------------------------

PERFORMANCE THROUGH MARCH 31, 1998*

--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[GRAPH]

Emerging Markets Growth                                                       Lipper
Fund Class A, reflects the       MSCI Emerging                  Emerging Markets
fund's maximum 4%                Markets Free                         Funds
sales charge                       Index+                            Average++
        9600                         10000                              10000
      9580.8                         10000                              10000
       10608                         11653                            11482.8
     11644.8                         11865                              11974
     11481.6                       11653.9                            11670.5
     10454.4                       10599.4                            10694.1
      9158.4                       10387.3                            10294.2
        9408                       10742.8                            10496.6
      8774.4                       10446.7                            10033.7
      9436.8                       11096.3                            10653.1
     10867.2                       12473.5                              11815
     11443.2                       12615.2                            12039.1
     10905.6                       12387.7                            11780.3
     10550.4                       11743.6                            11285.9
        8688                       10800.4                              10299
      7267.2                       9651.32                            9162.75
      6316.8                       9403.78                            8862.66
      6009.6                       9463.52                            8876.73
        6864                       9888.07                            9256.67
      6777.6                       10414.1                             9643.2
        6912                       10444.9                             9673.2
      6998.4                       10679.4                             9980.6
      7075.2                       10427.8                            9763.42
        7008                       10378.3                            9707.99
      6691.2                       9981.04                            9275.56
      6537.6                       9803.05                            9040.05
      6796.8                       10237.8                            9347.71
      8025.6                       10965.5                              10245
      7708.8                       10791.2                            10098.1
      7622.4                       10875.3                            10170.9
      8150.4                       11310.1                            10532.1
      8515.2                       11259.6                            10640.9
      8486.4                       11329.9                            10643.5
        8112                       10555.6                            10025.4
      8409.6                       10825.8                            10300.5
        8496                       10919.5                            10382.3
      8380.8                       10628.3                            10127.1
      8534.4                       10806.4                            10319.8
     8788.89                       10855.3                            10461.7
     9422.84                       11595.6                            11232.9
        9711                       12092.4                            11613.4
     9576.52                       11774.6                            11295.1
     9605.34                       11795.5                            11280.3
     10037.6                         12133                            11674.4
     10652.3                       12782.4                              12191
     11142.2                       12973.2                              12606
     9816.66                       11322.4                            11157.8
     10575.5                       11636.1                            11604.3
     8606.38                       9726.74                            9639.42
     8615.99                       9371.84                            9277.73
     8676.84                       9597.68                            9376.41
     7954.57                       8845.31                            8629.09
     8840.55                       9768.13                            9331.41
        9428                         10192                            9724.74


+ The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of securities from emerging markets that are open to foreign investors, that includes no expenses or transaction charges.

++ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

--------------------------------------------------------------------------------

CLASS A AVERAGE ANNUALIZED TOTAL RETURNS
Includes the fund's maximum 4% front-end sales charge

One Year                                                                -5.49%
--------------------------------------------------------------------------------
Three Year                                                              14.61%
--------------------------------------------------------------------------------
Since Inception (11/9/93)                                               -1.33%
--------------------------------------------------------------------------------

CLASS B AVERAGE ANNUAL TOTAL RETURNS
Includes the fund's maximum 4% contingent deferred sales charge

One Year                                                                -6.51%
--------------------------------------------------------------------------------
Since Inception (2/18/97)                                               -7.29%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Safety of principal is not guaranteed. Performance prior to June 21, 1996, is that of Hercules Latin American Value Fund, the fund's predecessor. International investing involves risks not typically associated with U.S. investing, including currency fluctuations, political instability and different accounting standards. Risks are particularly significant when investing in emerging markets. See the prospectus for more complete information regarding risks. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, Class A returns would have been lower.


All fund and benchmark returns include reinvested distributions.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.
--------------------------------------------------------------------------------

                       2  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH

--------------------------------------------------------------------------------

EMERGING MARKETS GROWTH FUND  (continued)

--------------------------------------------------------------------------------

as emerging market investors focused their attention on the Pacific Rim in search of good values following the sharp selloff. Late in the period, however, generally strong earnings growth, ongoing economic reforms and good performance on the inflation front helped some Latin American markets recover, most notably Brazil. Signs that the Brazilian government was taking serious steps to bolster the country's sagging economy and ongoing privatization helped fuel the rally. The fund was overweighted in these markets, compared to its benchmark, which helped its performance.

THE FUND'S EXPOSURE TO EASTERN EUROPE AND AFRICA MANAGED TO SOFTEN THE BLOW OF THE ASIAN CRISIS. Poland and Greece were among the better performers, particularly during the last three months of the period. Poland's advance was fueled by strong fundamentals, such as a solid economy and improving corporate earnings. In Greece, investors reacted favorably to the government's decision to devalue *** the currency relative to a basket of European currencies. Ghana, one of the world's smallest equity markets, also recorded strong investment results. Three stocks in this region that registered solid investment results for the fund were, OTP, one of Hungary's leading banks (3.9% of total assets as of March 31, 1998), Al-Ahran Beverages in Egypt (3.9%) and Goody's, a food company in Greece (3.3%). Each company benefited from solid earnings growth.

ANOTHER SMALL MARKET THAT CONTRIBUTED FAVORABLY TO THE FUND'S INVESTMENT RESULTS WAS RUSSIA. Last year, Russia was one of the world's best performing markets. A favorable, though somewhat uncertain political environment coupled with strong earnings growth by established corporations that have benefited from the country's changing economic environment lifted stock prices. One of the fund's better performing stocks in Russia was Vimpel-Communications (2.9%), a leading cellular telephone company. As long as President Yeltsin remains in power, we believe the prospects for Russian equities, on balance, appear favorable.

OUR OUTLOOK FOR THE SOUTHEAST ASIAN MARKETS REMAINS CAUTIOUS. The recent bounce back in some key markets, such as Malaysia, is a positive sign. However, since the full impact of Asia's economic problems is still uncertain, further market volatility is anticipated. Weakness in the Japanese yen, which is a possibility given the country's fragile economic condition, may also put Asian currencies


  TOP 10 HOLDINGS
------------------------------------------------------------------------------------------------------------------------------------
  As a percentage of total assets on March 31, 1998

  COMPANY                                      SECTOR                             COUNTRY
1    OTP Bank GDR                              Banking &
                                               Financial Services                 Hungary                   3.9%
------------------------------------------------------------------------------------------------------------------------------------
2    Al-Ahram Beverages GDR                    Brewing & Distilling               Egypt                     3.9%
------------------------------------------------------------------------------------------------------------------------------------
3    Fomento Economico
     Mexicano Class B                          Food & Beverage                    Mexico                    3.7%
------------------------------------------------------------------------------------------------------------------------------------
4    Centrais Eletricas Brasileiras
     (Electrobras)                             Utilities                          Brazil                    3.3%
------------------------------------------------------------------------------------------------------------------------------------
5    Goody's                                   Food & Beverage                    Greece                    3.3%
------------------------------------------------------------------------------------------------------------------------------------
6    Cemex Class B                             Construction Materials             Mexico                    3.2%
------------------------------------------------------------------------------------------------------------------------------------
7    Petroleo Brasileiro                       Oil & gas                          Brazil                    3.0%
------------------------------------------------------------------------------------------------------------------------------------
8    Corporacion GEO Class B                   Real Estate                        Mexico                    3.0%
------------------------------------------------------------------------------------------------------------------------------------
9    Cervecerias Unidas ADR                    Brewing & Distilling               Chile                     3.0%
------------------------------------------------------------------------------------------------------------------------------------
10   Vimpel-Communications ADR                 Telecommunications                 Russia                    2.9%
------------------------------------------------------------------------------------------------------------------------------------



*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                       3  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH

--------------------------------------------------------------------------------

EMERGING MARKETS GROWTH FUND  (continued)

--------------------------------------------------------------------------------
under pressure. Since valuations are generally attractive in Asia, we intend to use any major market downturns to increase selectively our exposure in the region.

OUR FORECAST FOR LATIN AMERICAN MARKETS IS SOMEWHAT OPTIMISTIC. While any additional problems in Asia may affect Latin American markets, we do not believe they will have a long-term impact on the region. Most economies in Latin America are improving, and corporate earnings growth is much stronger than in Asia. Once investors get beyond the fear caused by the Asian crisis, we believe Latin American equities will again be in favor.

Thank you for your investment in Emerging Markets Growth Fund. As always, we will continue to maintain a well-diversified portfolio to reduce risk and enhance growth potential in helping you seek your long-term investment goals.

Sincerely,


/s/ Richard Muckart
-------------------
Richard Muckart
Portfolio Manager


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY COUNTRY
--------------------------------------------------------------------------------

[MAP]
As a percentage of total assets on March 31, 1998

Greece                                                                      3%
--------------------------------------------------------------------------------
Hungary                                                                     5%
--------------------------------------------------------------------------------
Turkey                                                                      1%
--------------------------------------------------------------------------------
Russia                                                                      6%
--------------------------------------------------------------------------------
Ghana                                                                       4%
--------------------------------------------------------------------------------
South Africa                                                                8%
--------------------------------------------------------------------------------
Egypt                                                                       4%
--------------------------------------------------------------------------------
Lebanon                                                                     5%
--------------------------------------------------------------------------------
India                                                                       4%
--------------------------------------------------------------------------------
Indonesia                                                                   1%
--------------------------------------------------------------------------------
Malaysia                                                                    1%
--------------------------------------------------------------------------------
Thailand                                                                    1%
--------------------------------------------------------------------------------
Papua New Guinea                                                            2%
--------------------------------------------------------------------------------
Philippines                                                                 2%
--------------------------------------------------------------------------------
China (Hong Kong)                                                           3%
--------------------------------------------------------------------------------
Taiwan                                                                      1%
--------------------------------------------------------------------------------
Mexico                                                                     17%
--------------------------------------------------------------------------------
Chile                                                                       5%
--------------------------------------------------------------------------------
Argentina                                                                   5%
--------------------------------------------------------------------------------
Brazil                                                                     19%
--------------------------------------------------------------------------------

Other assets of 3% are not included in the chart.
--------------------------------------------------------------------------------

                       4  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH

--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND

--------------------------------------------------------------------------------

[PHOTO]
RICHARD MUCKART
is investment director and head of emerging markets investing at Edinburgh Fund Managers plc and manager of Pacific-European Growth Fund. He has 26 years of financial experience.
--------------------------------------------------------------------------------

May 17, 1998

--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998, PACIFIC-EUROPEAN GROWTH FUND CLASS A PRODUCED A TOTAL RETURN OF 4.51%, WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING THE FUND'S SALES CHARGE.* Over the same time frame, the MSCI European, Australian, Far East (EAFE) Index+, the fund's benchmark, *** returned 5.87% and the Lipper International Funds Average++ returned 5.9%. The fund's underperformance was largely due to its exposure to Pacific Basin stocks, which, on balance, registered lower investment results than those recorded by their European counterparts.

JAPANESE STOCKS DETRACTED FROM THE FUND'S INVESTMENT RESULTS, AS THE COUNTRY'S WEAK ECONOMY CONTINUED TO IMPACT JAPANESE STOCK VALUES. After struggling through the last three months of 1997, the Japanese stock market rallied in January on reports the government was taking serious steps to stimulate the economy. However, when the government failed to introduce a meaningful economic package, the market gave back virtually all of those early-year gains in February and March. Our decision to reduce the fund's weighting in Japan during the January rally helped enhance the fund's performance.

THE FUND'S OVERWEIGHTED POSITIONS IN THE UNITED KINGDOM, FRANCE AND ITALY CONTRIBUTED FAVORABLY TO ITS INVESTMENT RESULTS. During the period, all three markets recorded solid performance. One stock that

PERFORMANCE THROUGH MARCH 31, 1998*

Growth of $10,000 Invested Since Inception

[GRAPH]

Pacific-European Growth                                               Lipper
Fund Class A, reflects the                                        International
fund's maximum 4%                MSCI EAFE                            Funds
sales charge                       Index+                            Average++
        9635                         10000                              10000
     9775.02                       11144.1                              10741
     9792.53                       11048.6                            10969.4
     8934.91                       11207.1                            11399.4
     9031.18                       10121.8                            10202.3
     7884.78                       8714.13                            9042.44
     8348.59                       10074.8                            9770.56
     8121.06                       9483.33                            9518.72
     8346.85                       9640.65                            9490.61
      8579.7                       9955.19                            9742.52
     9117.05                       11025.3                            10498.4
      9269.3                       10366.1                            10203.4
      9349.9                       10470.9                            10316.5
     9502.15                       10583.2                            10425.4
     9072.27                       9808.34                            9892.44
     9233.48                       10292.9                            10338.7
     8946.89                       10086.4                            10269.6
     8902.11                       10657.9                            10579.5
     8830.46                       10811.6                            10620.9
     8866.29                       10309.8                              10238
      9286.3                       10845.4                            10728.6
     9485.23                         10617                            10838.2
      9521.4                       10239.9                            10862.4
     9204.92                        9566.7                            10499.1
     9241.09                        9614.6                            10791.4
     9919.26                       10261.1                            11312.7
     9765.54                       9777.82                            11007.9
     9096.42                        9530.7                            10615.3
     9141.63                       10131.7                            10649.5
     9186.84                       9934.87                            10429.8
     9440.02                       9416.75                            10131.5
     9213.97                       9508.26                            10178.5
     9204.92                       9560.32                            10314.6
     9458.11                          9562                            10361.8
     9774.58                       9853.67                            10606.6
     10054.9                       10715.4                            11196.9
     10823.5                       11735.3                            11757.1
     10977.2                         11986                            11989.8
     10742.1                       11801.8                              11758
     10950.1                       12217.6                            12115.1
     11510.7                       12879.9                            12907.5
     11610.1                       12592.8                            12892.9
     12396.8                       12983.7                            13518.8
       12225                       11851.5                            13021.6
     13839.8                         12710                              14352
     14411.9                       13787.3                            15168.9
     14021.4                       13751.9                              14805
     13167.8                       13162.5                            14100.7
     13694.5                       13723.9                            14471.1
     13785.3                       13648.1                            14447.7
       13640                         13844                            14263.5
     13921.5                       13980.2                            14667.5
     14475.5                       14314.2                              15136
     14148.5                       13866.5                            14799.5
     14302.9                       14331.5                            15074.3
       13413                       13645.9                            14360.6
     13426.9                       13734.5                            14168.1
     12476.9                       13210.2                            13464.7
     12467.1                       13175.7                            13532.7
     13172.2                       14001.1                            14009.9
     13338.7                       14531.4                            14475.1
     13299.6                         14362                            14636.5
     13035.1                       14113.9                            14657.8
     13906.8                       14996.4                            15433.6
     13671.7                         14428                            15114.6
     13632.5                       14713.9                            15389.4
     13368.1                       14321.8                            15098.5
     13622.8                         14724                            15257.3
     14233.8                         15321                            15706.9
     14706.2                       15387.6                            16034.3
     14548.8                       15443.4                            16105.7
     14811.2                       15775.3                            16365.6
       15273                       16237.8                            16850.3
     14853.2                       15942.9                            16809.7
     14837.9                       16036.5                            16952.9
     14108.1                       15571.9                            16371.4
     13920.2                         15610                            16582.8
     14307.2                       16028.6                            16936.3
     13842.3                       15868.6                            16866.3
       14306                         16504                            17641.3
       14086                       16295.6                            17759.5
     13926.9                         15729                            17691.8
     14256.4                       15990.1                            17970.8
       14086                         16052                            18012.3
     13995.1                         16141                            18078.2
     15051.5                       17195.4                            19122.8
     15856.3                       18147.6                            20020.3
     15969.9                       18444.8                            20626.2
     14446.8                       17071.1                              19111
     15344.8                       18031.3                              20351
     14105.8                       16649.3                            18845.1
       14049                       16483.4                            18715.9
     14166.9                       16630.9                            18937.1
     14691.2                         17396                            19369.4
     15406.1                       18515.6                            20616.1
     16037.6                       19089.9                            21654.2


++ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.


+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of securities listed on the stock exchanges of Europe, Australia and the Far East that includes no expenses or transaction charges.

--------------------------------------------------------------------------------

CLASS A AVERAGE ANNUALIZED TOTAL RETURNS

Includes the fund's maximum 4% front-end sales charge

One Year                                                                  9.30%
--------------------------------------------------------------------------------
Five Year                                                                 8.89%
--------------------------------------------------------------------------------
Since Inception (4/27/90)                                                 6.14%
--------------------------------------------------------------------------------

CLASS B & Y AVERAGE ANNUAL TOTAL RETURNS

Class B share returns include the fund's maximum 4% contingent deferred sales charge. Sales charges do not apply to Class Y shares.

Class B One Year                                                          9.14%
--------------------------------------------------------------------------------
Class B Since Inception (2/18/97)                                         6.98%
--------------------------------------------------------------------------------
Class Y One Year                                                         14.34%
--------------------------------------------------------------------------------
Class Y Since Inception (2/18/97)                                        11.59%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Safety of principal is not guaranteed. Performance prior to its conversion to an open-end fund on August 31, 1992, is based on its experience as a closed-end fund. International investing involves risks not typically associated with U.S. investing, including currency fluctuations, political instability and different accounting standards. See the prospectus for more complete information regarding risks. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, returns would have been lower.

All fund and benchmark returns include reinvested distributions.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                       5  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH

--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND (continued)

--------------------------------------------------------------------------------

contributed favorably to the fund's investment results was Lloyds TSB (1.8% of total assets as of March 31,1998), a premier main street bank in London with solid earnings growth. The fund also benefited from its exposure to financial and consumer stocks in the Netherlands.

SEVERAL ASIAN MARKETS SUFFERED DUE TO THE ECONOMIC AND CURRENCY CRISIS THAT SWEPT THE REGION BEGINNING LATE OCTOBER. Late in the period, many of the Asian markets rebounded from the market fallout. However, several markets continued to struggle, most notably Indonesia. The fund's investments in Hong Kong and Australia, two markets that outperformed the average performance in the region, proved to be a positive defensive move in an otherwise difficult environment.

LATIN AMERICA WAS NEGATIVELY IMPACTED BY THE PROBLEMS IN ASIA, BUT MANY MARKETS REBOUNDED EARLY IN 1998. In this environment, the fund's relatively small position in Latin America contributed positively to investment results.

LOOKING AHEAD, OUR OUTLOOK FOR JAPANESE STOCKS REMAINS TENUOUS. The government does not appear to be ready to introduce a bona fide economic stimulus package. Additionally, any deepening of the financial crisis in Asia is likely to have an impact on Japan's economy and its financial markets. Given this forecast, we intend to maintain our underweighted*** exposure in Japan and may continue to use significant upturns in the Japanese market to reduce our weighting further.

OUR OUTLOOK FOR CONTINENTAL EUROPE IS FAVORABLE. Generally good economic conditions, benign inflation and low interest rates should serve as a strong foundation for higher equity prices on the continent. Additionally, the wave of restructurings is expected to continue, which should translate to improving corporate earnings. Finally, the fact that the continent is still on target to achieve economic union by January 1, 1999, should bode well for European equities.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY REGION
--------------------------------------------------------------------------------

[GRAPH]
As a percentage of total assets on March 31, 1998


                                       Pacific-European           MSCI EAFE
                                        Growth Fund                Index+
--------------------------------------------------------------------------------
Europe                                 69                           71
--------------------------------------------------------------------------------
Japan                                  20                           22
--------------------------------------------------------------------------------
Other Pacific Basin                     6                            7
--------------------------------------------------------------------------------
Latin America                           2                            0
--------------------------------------------------------------------------------
Other Assets                            2                            0
--------------------------------------------------------------------------------
Short-Term                              1                            0
--------------------------------------------------------------------------------


+ The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of securities listed on the stock exchanges of Europe, Australia and the Far East that includes no expenses or transaction charges.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------

As a percentage of total assets on March 31, 1998



COMPANY                            SECTOR                   COUNTRY
1    Koninklijke Ahold NV            Food-Retail            Netherlands                  3.0%
---------------------------------------------------------------------------------------------
2    Astra Class A                   Pharmaceuticals        Sweden                       3.0%
---------------------------------------------------------------------------------------------
3    Verenigde Nederlandse
     Uitgeversbedrijven Verenigd
     Bezit(VNU)                      Printing & Publishing  Netherlands                  3.0%
---------------------------------------------------------------------------------------------
4    Novartis                        Pharmaceuticals        Switzerland                  2.9%
---------------------------------------------------------------------------------------------
5    Mannesmann                      Industrial
                                     Machinery              Germany                      2.9%
---------------------------------------------------------------------------------------------
6    Telecom Italia Spa              Telecommunications     Italy                        2.8%
---------------------------------------------------------------------------------------------
7    Schneider                       Electronics            France                       2.7%
---------------------------------------------------------------------------------------------
8    Union Bank of Switzerland       Banking &
     Class B                         Financial Services     Switzerland                  2.7%
---------------------------------------------------------------------------------------------
9    Total Class B                   Oil & Gas              France                       2.7%
---------------------------------------------------------------------------------------------
10   Rhone-Poulenc Class A           Chemicals              France                       2.7%
---------------------------------------------------------------------------------------------



*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.
--------------------------------------------------------------------------------

                       6  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH

--------------------------------------------------------------------------------

Pacific-European Growth Fund (continued)

--------------------------------------------------------------------------------

WE INTEND TO MAINTAIN A CAUTIOUS INVESTMENT POSTURE IN THE PACIFIC BASIN. Countries are still struggling to rebound from the severe crisis that gripped the region late last year. While the Asian financial crisis has not had a serious impact on key financial markets outside the region in recent months, it continues to pose a serious threat to the global economy. We intend to maintain a heavy weighting in countries unlikely to be affected by another major fallout, most notably Australia. We also believe stock selection will be critically important in achieving solid returns throughout the Pacific Basin.

Thank you for your investment in Pacific-European Growth Fund. As always we will continue to focus our efforts on finding high-quality, financially sound companies with above-average growth prospects in seeking the fund's long-term investment goal.

Sincerely,

/s/ Richard Muckart
-------------------
Richard Muckart
Portfolio Manager

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY COUNTRY
--------------------------------------------------------------------------------

[MAP]
As a percentage of total assets on March 31, 1998

--------------------------------------------------------------------------------
France                                                                    12%
--------------------------------------------------------------------------------
Europe                                                                    68%
--------------------------------------------------------------------------------
Pacific Basin                                                              6%
--------------------------------------------------------------------------------
Japan                                                                     20%
--------------------------------------------------------------------------------
Latin America                                                              3%
--------------------------------------------------------------------------------
United Kingdom                                                            24%
--------------------------------------------------------------------------------
Sweden                                                                     5%
--------------------------------------------------------------------------------
Hong Kong                                                                  1%
--------------------------------------------------------------------------------
Australia                                                                  3%
--------------------------------------------------------------------------------
Mexico                                                                     1%
--------------------------------------------------------------------------------
Netherlands                                                                8%
--------------------------------------------------------------------------------
Germany                                                                    5%
--------------------------------------------------------------------------------
Denmark                                                                    2%
--------------------------------------------------------------------------------
Switzerland                                                                7%
--------------------------------------------------------------------------------
Italy                                                                      5%
--------------------------------------------------------------------------------
Singapore                                                                  1%
--------------------------------------------------------------------------------
Brazil                                                                     1%
--------------------------------------------------------------------------------
Argentina                                                                  1%
--------------------------------------------------------------------------------
Papua New Guinea                                                           1%
--------------------------------------------------------------------------------

Short-term assets of 1% and other assets of 2% are not included in the chart.

--------------------------------------------------------------------------------

                         1998 Semiannual Report - Piper Funds

            Financial Statements (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  March 31, 1998
 ................................................................................

                                                                EMERGING
                                                                MARKETS      PACIFIC-EUROPEAN
                                                              GROWTH FUND     GROWTH FUND
                                                              ------------   -------------
ASSETS:
Investments in securities at market value* (including
  repurchase agreements of $222,000 and $451,000,
  respectively) (note 2) ...................................  $12,598,718    $ 59,355,920
Cash in bank on demand deposit .............................       36,266          20,934
Foreign cash in bank on demand deposit .....................        1,686             643
Receivable for investment securities sold ..................           --         677,390
Receivable for fund shares sold ............................        1,252           3,430
Net unrealized appreciation of forward foreign currency
  contract held (note 5) ...................................           --              89
Organization costs .........................................       15,006              --
Dividends and accrued interest receivable ..................       43,760         321,371
                                                              ------------   -------------
  Total assets .............................................   12,696,688      60,379,777
                                                              ------------   -------------

LIABILITIES:
Payable for investment securities purchased ................           --         673,985
Payable for fund shares redeemed ...........................       39,962          23,003
Accrued investment management fee ..........................       10,452          50,316
Accrued distribution and service fees ......................        3,297          14,474
                                                              ------------   -------------
  Total liabilities ........................................       53,711         761,778
                                                              ------------   -------------
  Net assets applicable to outstanding capital stock .......  $12,642,977    $ 59,617,999
                                                              ------------   -------------
                                                              ------------   -------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $17,540,139    $ 52,097,497
Distributions in excess of net investment income ...........     (146,412)       (250,700)
Accumulated net realized loss on investments and foreign
  currency translations ....................................   (7,283,761)     (5,181,395)
Unrealized appreciation of investments and on translation of other assets and liabilities denominated in foreign
  currencies ...............................................    2,533,011      12,952,597
                                                              ------------   -------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $12,642,977    $ 59,617,999
                                                              ------------   -------------
                                                              ------------   -------------
* Investments in securities at identified cost .............  $10,065,537    $ 46,390,805
                                                              ------------   -------------
                                                              ------------   -------------

NET ASSET VALUE AND OFFERING PRICE:

CLASS A:
Net assets .................................................  $12,358,985    $ 56,858,230
Shares outstanding (authorized 800 million shares of $0.01
  par value) ...............................................    1,261,810       4,225,204
Net asset value ............................................  $      9.79    $      13.46
Maximum offering price per share (net asset value plus 4% of
  offering price) ..........................................  $     10.20    $      14.02

CLASS B:
Net assets .................................................  $   283,992    $     80,845
Shares outstanding (authorized 400 million shares of $0.01
  par value) ...............................................       29,348           6,042
Net asset value and offering price per share ...............  $      9.68    $      13.38

CLASS Y:
Net assets .................................................           --    $  2,678,924
Shares outstanding (authorized 200 million shares of $0.01
  par value) ...............................................           --         198,892
Net asset value and offering price per share ...............           --    $      13.47

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 1998
 ................................................................................

                                                                EMERGING
                                                                MARKETS      PACIFIC-EUROPEAN
                                                              GROWTH FUND     GROWTH FUND
                                                              ------------   -------------
INCOME:
Dividends (net of foreign withholding taxes of $6,213 and
  $40,015, respectively) ...................................  $    36,974    $    344,339
Interest ...................................................       12,918          24,975
                                                              ------------   -------------

  Total income .............................................       49,892         369,314
                                                              ------------   -------------

EXPENSES (NOTE 6):
Investment management fee ..................................       66,201         282,894
Distribution and service fees:
  CLASS A ..................................................       32,433         154,730
  CLASS B ..................................................        1,335             303
  CLASS Y ..................................................           --              --
Custodian and accounting fees ..............................       20,319          90,224
Transfer agent and dividend disbursing agent fees ..........       18,895          53,496
Registration fees ..........................................       13,520          18,284
Reports to shareholders ....................................       15,947          32,004
Amortization of organization costs .........................        8,925              --
Directors' fees ............................................        4,613           4,613
Audit and legal fees .......................................       29,989          36,734
Other expenses .............................................        3,710           1,130
                                                              ------------   -------------
  Total expenses ...........................................      215,887         674,412
    Less Class A expenses waived by the distributor ........      (11,598)        (55,363)
    Less expenses waived by the advisor ....................      (72,526)             --
                                                              ------------   -------------

  Net expenses before expenses paid indirectly .............      131,763         619,049
    Less expenses paid indirectly ..........................       (2,604)             --
                                                              ------------   -------------

  Total net expenses .......................................      129,159         619,049
                                                              ------------   -------------

  Net investment loss ......................................      (79,267)       (249,735)
                                                              ------------   -------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments (note 3) .......................................   (1,542,808)        548,578
Foreign currency transactions ..............................      (68,676)       (137,454)
                                                              ------------   -------------

  Net realized gain (loss) on investments and foreign
    currency ...............................................   (1,611,484)        411,124
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............     (349,736)        272,947
                                                              ------------   -------------

  Net gain (loss) on investments and foreign currency ......   (1,961,220)        684,071
                                                              ------------   -------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................  $(2,040,487)   $    434,336
                                                              ------------   -------------
                                                              ------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                              EMERGING MARKETS GROWTH FUND    PACIFIC-EUROPEAN GROWTH FUND
                                                              -----------------------------   -----------------------------
                                                               Six Months                      Six Months
                                                              Ended 3/31/98    Year Ended     Ended 3/31/98    Year Ended
                                                               (Unaudited)       9/30/97       (Unaudited)       9/30/97
                                                              -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income (loss) ...............................   $   (79,267)   $      27,411   $   (249,735)   $    (235,371)
Net realized gain (loss) on investments and foreign currency
  transactions .............................................    (1,611,484)       1,104,511        411,124          864,543
Net change in unrealized appreciation or depreciation of
  investments and on translation of other assets and
  liabilities denominated in foreign currencies ............      (349,736)       2,200,606        272,947        6,160,316
                                                              -------------   -------------   -------------   -------------

  Net increase (decrease) in net assets resulting from
    operations .............................................    (2,040,487)       3,332,528        434,336        6,789,488
                                                              -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...............................       (32,739)          (7,719)    (2,760,093)        (306,934)
  From net realized gains ..................................            --               --             --       (4,156,148)
CLASS B:
  From net investment income ...............................          (534)              --         (2,708)             (30)
  From net realized gains ..................................            --               --             --               --
CLASS Y:
  From net investment income ...............................            --               --       (305,298)         (11,223)
  From net realized gains ..................................            --               --             --               --
                                                              -------------   -------------   -------------   -------------
  Total distributions ......................................       (33,273)          (7,719)    (3,068,099)      (4,474,335)
                                                              -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ....................................................    (2,600,123)         (88,308)   (20,388,759)     (94,756,049)
CLASS B ....................................................         8,718          299,743         24,174           53,014
CLASS Y ....................................................            --               --    (11,302,630)      13,853,189
                                                              -------------   -------------   -------------   -------------
  Increase (decrease) in net assets from capital share
    transactions ...........................................    (2,591,405)         211,435    (31,667,215)     (80,849,846)
                                                              -------------   -------------   -------------   -------------
  Total increase (decrease) in net assets ..................    (4,665,165)       3,536,244    (34,300,978)     (78,534,693)

Net assets at beginning of period ..........................    17,308,142       13,771,898     93,918,977      172,453,670
                                                              -------------   -------------   -------------   -------------

Net assets at end of period ................................   $12,642,977    $  17,308,142   $ 59,617,999    $  93,918,977
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

Undistributed (distributions in excess of) net investment
  income ...................................................   $  (146,412)   $     (33,872)  $   (250,700)   $   3,067,134
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Global Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has outstanding two series (the funds):
                      Emerging Markets Growth Fund and Pacific-European Growth Fund, which are classified as non-diversified and diversified series, respectively. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      The funds commenced offering Class B shares and Pacific-European Growth Fund commenced offering Class Y shares on February 18, 1997. All shares existing prior to that date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge

                      - Lower distribution and service fees than Class B

                      CLASS B:
                      - No front-end sales charge

                      - Subject to a contingent deferred sales charge upon redemption

                      - Higher distribution and service fees than Class A

                      - Automatic conversion to Class A shares at the beginning of the sixth calendar year after issuance

                      CLASS Y:
                      - Requires a minimum initial investment of $1 million

                      - No front-end or contingent deferred sales charges

                      - No distribution and service fees

                      The classes of shares have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges.

                      Emerging Markets Growth Fund invests primarily in common stocks of emerging securities markets. Emerging securities markets can be found in regions such as Latin America, Asia, Eastern Europe, the Middle East and Africa.

                      Pacific-European Growth Fund invests primarily in the Pacific Basin (for example, Japan, Hong Kong, Malaysia, Singapore or Thailand) and Europe (including Eastern Europe). Pacific-European Growth Fund acquired the net assets of Hercules European Value Fund and Hercules Pacific Basin Value Fund on June 21, 1996, via a tax-free reorganization.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      valued according to procedures adopted by the funds' board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes, the "mark-to-market" of certain investments for tax purposes, losses deferred due to "wash sale" transactions and the non-deductibility of amortization of organization costs. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the funds.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income will be declared separately for each class and paid at least annually. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

                      ORGANIZATION COSTS
                      Organization costs were incurred in connection with the start up and initial registration of Emerging Markets Growth Fund's predecessor. These costs are amortized over 60 months on a straight-line basis. If any or all of the shares representing initial capital of the fund are redeemed by any holder

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding preceding the redemption.

                      FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS
                      Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. For financial reporting purposes the realized and unrealized gain or loss on investments reflects changes in exchange rates as well as changes in the market value of investments.

                      The funds also may enter into forward foreign currency exchange contracts for hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds, and the resulting unrealized appreciation or depreciation, are determined using foreign currency exchange rates from independent pricing sources. The funds are subject to the credit risk that the other party will not complete the obligations of the contract.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES
                      Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

                      CONCENTRATION OF RISK
                      Investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the funds' investments and the income they generate, as well as the funds' ability to repatriate such amounts.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended March 31, 1998, were as follows:

                                          EMERGING MARKETS    PACIFIC-EUROPEAN
                                             GROWTH FUND         GROWTH FUND
                                          -----------------   -----------------
Purchases ..............................      $4,375,659         $17,175,560
Proceeds from sales ....................      $6,486,813         $51,085,720

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions for the funds were as follows:

                                            SIX MONTHS ENDED          YEAR ENDED
                                             MARCH 31, 1998      SEPTEMBER 30, 1997(a)
                                          ---------------------  ---------------------
                                           SHARES     AMOUNT      SHARES     AMOUNT
                                          --------  -----------  --------  -----------
EMERGING MARKETS GROWTH FUND:
CLASS A:
  Sales of fund shares .................    42,751  $   400,623   668,289  $ 6,437,548
  Issued for reinvested
    distributions ......................     3,553       31,939       850        7,638
  Redemptions of fund shares ...........  (335,552)  (3,032,685) (673,484)  (6,533,494)
                                          --------  -----------  --------  -----------
                                          (289,248) $(2,600,123)   (4,345) $   (88,308)
                                          --------  -----------  --------  -----------
                                          --------  -----------  --------  -----------
CLASS B:
  Sales of fund shares .................     2,443  $    23,701    29,614  $   311,376
  Issued for reinvested
    distributions ......................        60          534        --           --
  Redemptions of fund shares ...........    (1,686)     (15,517)   (1,083)     (11,633)
                                          --------  -----------  --------  -----------
                                               817  $     8,718    28,531  $   299,743
                                          --------  -----------  --------  -----------
                                          --------  -----------  --------  -----------

                                              SIX MONTHS ENDED             YEAR ENDED
                                               MARCH 31, 1998        SEPTEMBER 30, 1997(a)
                                          ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------
PACIFIC-EUROPEAN GROWTH FUND:
CLASS A:
  Sales of fund shares .................     136,962  $  1,741,516   1,339,186  $ 16,832,030
  Issued for reinvested
    distributions ......................     221,903     2,642,859     345,346     4,320,301
  Redemptions of fund shares ...........  (1,969,732)  (24,773,134) (7,646,599)  (96,625,546)
  Redemptions in exchange for Class Y
    shares .............................          --            --  (1,531,333)  (19,282,834)
                                          ----------  ------------  ----------  ------------
                                          (1,610,867) $(20,388,759) (7,493,400) $(94,756,049)
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------
CLASS B:
  Sales of fund shares .................       2,146  $     26,937       4,118  $     52,984
  Issued for reinvested
    distributions ......................          --            --           2            30
  Redemptions of fund shares ...........        (224)       (2,763)         --            --
                                          ----------  ------------  ----------  ------------
                                               1,922  $     24,174       4,120  $     53,014
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------
CLASS Y:
  Sales of fund shares .................      12,591  $    161,596      94,569  $  1,258,268
  Sales in exchange for Class A
    shares .............................          --            --   1,531,178    19,282,834
  Issued for reinvested
    distributions ......................      22,088       263,060         763        10,526
  Redemptions of fund shares ...........    (947,715)  (11,727,286)   (514,582)   (6,698,439)
                                          ----------  ------------  ----------  ------------
                                            (913,036) $(11,302,630)  1,111,928  $ 13,853,189
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------

(a) REPRESENTS PERIOD FROM FEBRUARY 18 (COMMENCEMENT OF OFFERING OF SHARES) TO SEPTEMBER 30, 1997, FOR CLASS B AND CLASS Y.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for distributing the funds' shares for the six months ended March 31, 1998, were as follows:

                                           EMERGING MARKETS            PACIFIC-EUROPEAN
                                              GROWTH FUND                 GROWTH FUND
                                          -------------------   -------------------------------
                                          CLASS A    CLASS B     CLASS A    CLASS B    CLASS Y
                                          --------   --------   ---------   --------   --------
Front-end sales charges ................   $3,879      $ --     $   5,563      $--        $--
Contingent deferred sales charges ......    2,633       372         6,475       37        --
                                          --------   --------   ---------      ---       ---
                                           $6,512      $372     $  12,038      $37        $--
                                          --------   --------   ---------      ---       ---
                                          --------   --------   ---------      ---       ---

(5) FORWARD FOREIGN
    CURRENCY CONTRACTS
 ................................
                      On March 31, 1998, Pacific-European Growth Fund had an open foreign currency exchange contract which obligates the fund to deliver and receive currencies at a specified future date. The unrealized appreciation on this contract is reflected in the accompanying financial statements. The terms of the open contract are as follows:

                                           U.S.                    U.S.
                             CURRENCY    $ VALUE     CURRENCY    $ VALUE
                              TO BE       AS OF       TO BE       AS OF     APPRECIATION
SETTLEMENT DATE             DELIVERED    3/31/98     RECEIVED    3/31/98   (DEPRECIATION)
-------------------------  ------------  --------  ------------  --------  ---------------
PACIFIC-EUROPEAN GROWTH
  FUND:
April 1, 1998 ...........   453,531 JPY  $ 3,406      3,495 USD  $ 3,495   $        89

     JPY = JAPANESE YEN
     USD = UNITED STATES DOLLAR

(6) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages the fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the fund to pay Piper Capital a monthly fee based on average daily net assets. For Emerging Markets Growth Fund the fee is equal to an annual rate of 1% of the fund's average daily net assets. For Pacific-European Growth Fund, the fee is equal to an annual rate of 1% of the first $100 million in average daily net assets, 0.875% of the next $100 million and 0.75% of the net assets in excess of $200 million. For the six months ended March 31, 1998, the effective management fees paid by Emerging Markets Growth Fund and Pacific-European Growth Fund (including the performance adjustment described below) were 1.00% and 0.82%, respectively, on an annual basis.

                      Since April 1991, the basic fee for Pacific-European Growth Fund has been subject to a performance adjustment. The adjustment is computed monthly by comparing the performance of the Class A shares of the fund relative to the Morgan Stanley Capital International EAFE Index, over the preceding 12 month period. For each percentage point the Class A shares of the fund outperform or underperform the EAFE Index the monthly fee is increased or decreased by 0.05% (on an annual basis) up to a maximum of 0.25% (on an annual basis) of the fund's average daily net assets. During the six months ended March 31, 1998, the performance adjustment decreased the management fee by $64,836.

                      Edinburgh Fund Managers plc has been retained by Piper Capital as the subadvisor of Pacific-European Growth Fund and is paid a fee equal to 65% of the basic investment management fee plus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      or minus 90% of the performance adjustment. Edinburgh Fund Managers plc has entered into an expense reimbursement agreement with the advisor under which it pays the advisor a monthly fee equal to 10% of the basic investment management fee. This 10% fee is a reimbursement to the advisor for certain expenses it bears in connection with the administration of Pacific-European Growth Fund. Edinburgh Fund Managers plc has also been retained by Piper Capital as the subadvisor of Emerging Markets Growth Fund and is paid a fee equal to 0.50% of the fund's average daily net assets.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each class, which are being voluntarily limited for Class A for the year ending September 30, 1998, are stated below as a percent of average daily net assets attributable to such shares.

                                          EMERGING MARKETS         PACIFIC-EUROPEAN
                                             GROWTH FUND              GROWTH FUND
                                          -----------------   ---------------------------
                                          CLASS A   CLASS B   CLASS A   CLASS B   CLASS Y
                                          -------   -------   -------   -------   -------
Payable as a distribution fee ..........    0.25%     0.75%     0.25%     0.75%       --
Payable as a service fee ...............    0.25%     0.25%     0.25%     0.25%       --
                                          -------   -------   -------   -------   -------
  Total distribution and service
    fees ...............................    0.50%     1.00%     0.50%     1.00%       --
                                          -------   -------   -------   -------   -------
                                          -------   -------   -------   -------   -------
  Total distribution and service fees
    after voluntary limitation .........    0.33%     1.00%     0.33%     1.00%       --
                                          -------   -------   -------   -------   -------
                                          -------   -------   -------   -------   -------

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed account. For the six months ended March 31, 1998, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                          EMERGING MARKETS    PACIFIC-EUROPEAN
                                             GROWTH FUND         GROWTH FUND
                                          -----------------   -----------------
Piper Jaffray ..........................        $8,858             $29,510
Piper Trust ............................            --               3,853
                                              --------        -----------------
                                                $8,858             $33,363
                                              --------        -----------------
                                              --------        -----------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution and shareholder account servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses. For the year ending September 30, 1998, Piper Capital voluntarily limited total fees and expenses for Emerging Markets Growth Fund to annual rates of 2.00% and 2.67% of average daily net assets attributable to such shares for Class A and Class B, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(7) CAPITAL LOSS
    CARRYOVER
 ................................
                      For federal income tax purposes, the following funds had capital loss carryovers at September 30, 1997, which, if not offset by subsequent capital gains, will expire on the funds' fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                      Utilization of the capital loss carryovers is limited to $820,258 and $1,065,056 per year for Emerging Markets Growth Fund and Pacific-European Growth Fund, respectively.

                                               EMERGING MARKETS             PACIFIC-EUROPEAN
                                                 GROWTH FUND                  GROWTH FUND
                                          --------------------------   --------------------------
                                          CAPITAL LOSS                 CAPITAL LOSS
                                            CARRYOVER     EXPIRATION     CARRYOVER     EXPIRATION
                                          -------------   ----------   -------------   ----------
                                            $5,670,695       2003        $2,190,585       2003
                                                                            148,394       2004
                                          -------------
                                          -------------
                                                                          3,253,540       2006
                                                                       -------------
                                                                         $5,592,519
                                                                       -------------
                                                                       -------------

(8) PENDING
    ACQUISITION
 ................................
                      On December 15, 1997, Piper Jaffray Companies Inc., the parent company of the funds' investment advisor, announced that it had entered into an agreement to be acquired by U.S. Bancorp. It is anticipated that this acquisition will be completed in the second quarter of 1998, subject to regulatory approval, the approval of Piper Jaffray Companies shareholders and the satisfaction of customary closing conditions.

                      U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of December 31, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of nearly $71.3 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

                      Effective as of the date of the acquisition, SEI Investments Distribution Company will assume the role of the principal distributor for the funds.

                      Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp will result in the assignment and automatic

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      termination of the funds' investment advisory agreements with Piper Capital Management Incorporated. The 1940 Act requires that any new investment advisory agreements for the funds be approved by the funds' board of directors and shareholders.

(9) SUBSEQUENT EVENTS
 ................................
                      CLASS B AND Y SHARES NO LONGER OFFERED
                      Effective April 21, 1998, the funds will no longer offer Class B shares. Any outstanding Class B shares of a series will be automatically converted to Class A shares of the same series as of the close of business on April 27, 1998. No contingent deferred sales charges or other fees will be imposed in connection with this conversion.

                      Effective April 15, 1998, Pacific-European Growth Fund will no longer offer Class Y shares.

                      FUND CONVERSION
                      In connection with the acquisition of Piper Jaffray Companies Inc. by U.S. Bancorp, the funds' board of directors has recommended that the funds be merged into mutual funds managed by First American Asset Management, a division of U.S. Bank. The proposed fund mergers require shareholder approval and proxy statements requesting shareholder votes will be mailed in May 1998. If approved, the mergers are expected to occur on or about July 31, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(10) FINANCIAL
     HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      EMERGING MARKETS GROWTH FUND

                                                                CLASS A
                                ------------------------------------------------------------------------
                                                             Three
                                 Six Months      Year       Months
                                   Ended         Ended       Ended
                                 March 31,     September   September          Year Ended June 30,
                                    1998          30,         30,      ---------------------------------
                                (Unaudited)      1997        1996       1996(c)      1995       1994(d)
                                ------------   ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of
  period .....................  $     10.96    $   8.85    $   8.84    $   7.20    $    9.14   $  10.00
                                ------------   ---------   ---------   ---------   ---------   ---------
Operations:
  Net investment income
    (loss) ...................        (0.07)       0.02          --        0.01           --       0.01
  Net realized and unrealized
    gains (losses) on
    investments ..............        (1.08)       2.10        0.01        1.63        (1.94)     (0.87)
                                ------------   ---------   ---------   ---------   ---------   ---------
    Total from operations ....        (1.15)       2.12        0.01        1.64        (1.94)     (0.86)
                                ------------   ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment
    income ...................        (0.02)      (0.01)         --          --           --         --
                                ------------   ---------   ---------   ---------   ---------   ---------
    Net asset value, end of
      period .................  $      9.79    $  10.96    $   8.85    $   8.84    $    7.20   $   9.14
                                ------------   ---------   ---------   ---------   ---------   ---------
                                ------------   ---------   ---------   ---------   ---------   ---------
SELECTED INFORMATION
Total return (a) .............       (10.85)%     23.91%       0.11%      22.78%      (21.23)%    (8.60)%
Net assets at end of period
  (in millions) ..............  $        12    $     17    $     14    $     14    $      23   $     28
Ratio of expenses to average
  daily net assets ...........         1.98%(f)     2.00%      2.00%(f)     2.00%       2.00%      2.00%(f)
Ratio of net investment income
  (loss) to average daily net
  assets .....................        (1.19)%(f)     0.17%     0.26%(f)     0.15%      (0.03)%     0.14%(f)
Average commission rate paid
  on portfolio transactions
  (b) ........................  $    0.0001    $ 0.0007    $ 0.0009         n/a          n/a        n/a
Portfolio turnover rate
  (excluding short-term
  securities) ................           34%        105%          0%        140%         161%        78%
Ratios before waivers by the
  advisor and distributor:
  Ratio of expenses to average
    daily net assets before
    waivers ..................         3.25%(f)     3.34%      4.09%(f)     3.54%       3.47%      3.10%(f)
  Ratio of net investment loss
    to average daily net
    assets before waivers ....        (2.46)%(f)    (1.17)%    (1.83)%(f)    (1.39)%     (1.50)%    (0.96)%(f)

                                                             CLASS B
                                          ---------------------------------------------
                                          Six Months Ended
                                           March 31, 1998           Period Ended
                                             (Unaudited)        September 30, 1997(e)
                                          -----------------   -------------------------
PER-SHARE DATA
Net asset value, beginning of period ...       $ 10.86                 $ 10.13
                                          -----------------         ----------
Operations:
  Net investment loss ..................         (0.08)                     --
  Net realized and unrealized gains
    (losses) on investments ............         (1.08)                   0.73
                                          -----------------         ----------
    Total from operations ..............         (1.16)                   0.73
                                          -----------------         ----------
Distributions to shareholders:
  From net investment income ...........         (0.02)                     --
                                          -----------------         ----------
    Net asset value, end of period .....       $  9.68                 $ 10.86
                                          -----------------         ----------
                                          -----------------         ----------
SELECTED INFORMATION
Total return (a) .......................        (11.58)%                  7.21%
Net assets at end of period (in
  thousands) ...........................       $   284                 $   310
Ratio of expenses to average daily net
  assets ...............................          2.66%(f)                2.64%(f)
Ratio of net investment income (loss) to
  average daily net assets .............         (1.73)%(f)               0.03%(f)
Average commission rate paid on
  portfolio transactions (b) ...........       $0.0001                 $0.0007
Portfolio turnover rate (excluding
  short-term securities) ...............            34%                    105%
Ratios before waivers by the advisor:
  Ratio of expenses to average daily net
    assets before waivers ..............          3.91%(f)                3.39%(f)
  Ratio of net investment loss to
    average daily net assets before
    waivers                                      (2.98)%(f)              (0.72)%(f)

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b) DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996. THE COMPARABILITY OF THIS INFORMATION MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.
(c) EMERGING MARKETS GROWTH FUND COMMENCED OPERATIONS AND ACQUIRED THE NET ASSETS OF HERCULES LATIN AMERICAN VALUE FUND ON JUNE 21, 1996, VIA A TAX-FREE REORGANIZATION. EMERGING MARKETS GROWTH FUND HAD NO ASSETS OR LIABILITIES PRIOR TO THE ACQUISITION. CONSEQUENTLY, THE INFORMATION PRESENTED FOR EMERGING MARKETS GROWTH FUND PRIOR TO JUNE 21, 1996, REPRESENTS THE FINANCIAL HISTORY OF HERCULES LATIN AMERICAN VALUE FUND. AS A RESULT OF THE REORGANIZATION, THE FUND'S SUBADVISOR CHANGED FROM BANKERS TRUST COMPANY TO EDINBURGH FUND MANAGERS PLC. ON JULY 18, 1995, SHAREHOLDERS OF HERCULES LATIN AMERICAN VALUE FUND APPROVED A CHANGE IN THE FUND'S ADVISOR FROM HERCULES INTERNATIONAL MANAGEMENT LLC TO PIPER CAPITAL MANAGEMENT INCORPORATED.
(d) COMMENCEMENT OF OPERATIONS OF HERCULES LATIN AMERICAN VALUE FUND WAS NOVEMBER 9, 1993.
(e)  COMMENCEMENT OF OFFERING OF CLASS B SHARES WAS FEBRUARY 18, 1997.
(f)  ANNUALIZED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(10) FINANCIAL
     HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:
                      PACIFIC-EUROPEAN GROWTH FUND

                                                                      CLASS A
                                ------------------------------------------------------------------------------------
                                                             Seven
                                 Six Months                 Months
                                   Ended         Year        Ended
                                 March 31,       Ended     September              Year Ended February 28,
                                    1998       September      30,      ---------------------------------------------
                                (Unaudited)    30, 1997     1996(b)      1996        1995        1994       1993(d)
                                ------------   ---------   ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA
Net asset value, beginning of
  period .....................  $     13.50    $  12.94    $  13.86    $   12.73   $   15.44   $   10.81   $  10.53
                                ------------   ---------   ---------   ---------   ---------   ---------   ---------
Operations:
  Net investment income
    (loss) ...................        (0.05)(g)    (0.04)(g)     0.07       0.05       (0.03)      (0.03)        --
  Net realized and unrealized
    gains (losses) on
    investments ..............         0.58        0.95       (0.28)        2.03       (1.63)       4.72       0.28
                                ------------   ---------   ---------   ---------   ---------   ---------   ---------
    Total from operations ....         0.53        0.91       (0.21)        2.08       (1.66)       4.69       0.28
                                ------------   ---------   ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment
    income ...................        (0.57)      (0.03)         --        (0.05)         --          --         --
  From net realized gains ....           --       (0.32)      (0.71)       (0.90)      (1.05)      (0.06)        --
                                ------------   ---------   ---------   ---------   ---------   ---------   ---------
    Total distributions to
      shareholders ...........        (0.57)      (0.35)      (0.71)       (0.95)      (1.05)      (0.06)        --
                                ------------   ---------   ---------   ---------   ---------   ---------   ---------
    Net asset value, end of
      period .................  $     13.46    $  13.50    $  12.94    $   13.86   $   12.73   $   15.44   $  10.81
                                ------------   ---------   ---------   ---------   ---------   ---------   ---------
                                ------------   ---------   ---------   ---------   ---------   ---------   ---------
SELECTED INFORMATION
Total return (a) .............         4.51%       7.25%      (1.66)%      16.70%     (11.09)%     43.45%      2.66%
Net assets at end of period
  (in millions) ..............  $        57    $     79    $    172    $     163   $     154   $     166   $     60
Ratio of expenses to average
  daily net assets                     1.84%(f)     1.72%      1.64%(f)      1.55%      1.76%       1.81%      2.25%
Ratio of net investment income
  (loss) to average daily net
  assets .....................        (0.77)%(f)    (0.28)%     0.29%(f)      0.36%     (0.19)%     (0.29)%     0.03%
Average commission rate paid
  on portfolio transactions
  (c) ........................  $    0.0228    $ 0.0212    $ 0.0173          n/a         n/a         n/a        n/a
Portfolio turnover rate
  (excluding short-term
  securities) ................           25%         62%         49%          65%         57%         52%        59%
Ratios before waivers by the
  advisor and distributor:
  Ratio of expenses to average
    daily net assets before
    waivers ..................         2.01%(f)     1.89%      1.83%(f)      1.73%      1.98%       2.01%      2.59%
  Ratio of net investment
    income (loss) to average
    daily net assets before
    waivers .                         (0.94)%(f)    (0.45)%     0.10%(f)      0.18%     (0.41)%     (0.49)%    (0.31)%

                                                              CLASS B                       CLASS Y
                                                     --------------------------    --------------------------
                                                     Six Months       Period       Six Months       Period
                                                        Ended          Ended          Ended          Ended
                                                      March 31,      September      March 31,      September
                                                        1998            30,           1998            30,
                                                     (Unaudited)      1997(e)      (Unaudited)      1997(e)
                                                     -----------    -----------    -----------    -----------
PER-SHARE DATA
Net asset value, beginning of period .............   $    13.47     $    12.55     $    13.55     $    12.55
                                                     -----------    -----------    -----------    -----------
Operations:
  Net investment income (loss) ...................        (0.09)(g)      (0.01)         (0.02)(g)       0.07
  Net realized and unrealized gains on
    investments ..................................         0.57           0.94           0.56           0.94
                                                     -----------    -----------    -----------    -----------
    Total from operations ........................         0.48           0.93           0.54           1.01
Distributions to shareholders:
  From net investment income .....................        (0.57)         (0.01)         (0.62)         (0.01)
                                                     -----------    -----------    -----------    -----------
    Net asset value, end of period ...............   $    13.38     $    13.47     $    13.47     $    13.55
                                                     -----------    -----------    -----------    -----------
                                                     -----------    -----------    -----------    -----------
SELECTED INFORMATION
Total return (a) .................................         4.17%          7.40%          4.65%          8.03%
Net assets at end of period (in thousands and
  millions for Class B and Class Y,
  respectively) ..................................   $       81     $       55     $        3     $       15
Ratio of expenses to average daily net assets ....         2.63%(f)       2.44%(f)       1.35%(f)       1.42%(f)
Ratio of net investment income (loss) to average
  daily net assets ...............................        (1.45)%(f)      (0.24)%(f)      (0.32)%(f)       0.77%(f)
Average commission rate paid on portfolio
  transactions (c) ...............................   $   0.0228     $   0.0212     $   0.0228     $   0.0212
Portfolio turnover rate (excluding short-term
  securities) ....................................           25%            62%            25%            62%

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b) ON JUNE 21, 1996, THE FUND ACQUIRED THE NET ASSETS OF HERCULES EUROPEAN VALUE FUND AND HERCULES PACIFIC BASIN VALUE FUND VIA A TAX-FREE REORGANIZATION.
(c) DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996. THE COMPARABILITY OF THIS INFORMATION MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.
(d) THE FUND CONVERTED FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY ON AUGUST 31, 1992.INFORMATION FOR PERIODS PRIOR TO CONVERSION IS BASED ON THE FUND'S OPERATIONS AS A CLOSED-END FUND. FISCAL 1993 EXPENSES INCLUDE 0.32% RELATED TO CONVERTING TO AN OPEN-END FUND.
(e)  COMMENCEMENT OF OFFERING OF CLASS B AND CLASS Y SHARES WAS FEBRUARY 18,
     1997.
(f)  ANNUALIZED.
(g)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

--------------------------------------------------------------------------------

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

EMERGING MARKETS GROWTH FUND                                      March 31, 1998
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (90.4%):
  ARGENTINA (5.2%):
    Banco de Galicia y Buenos Aires - banking ...........       28,200      $    173,736
    Disco ADR - food-retail .............................        5,400(b)        217,350
    Perez Companc Class B - oil and gas .................       38,387           259,916
                                                                            ------------
                                                                                 651,002
                                                                            ------------

  BRAZIL (13.3%):
    Centrais Eletricas Brasileiras (Electrobras) -
      utilities .........................................    9,059,580           422,301
    Companhia de Eletricidade do Estado do Rio de Janerio
      (CERJ) - utilities ................................  350,000,000(b)        243,184
    Companhia Energetica de Minas Gerais (CEMIG) ADR -
      utilities .........................................        5,000           243,174
    Paranaense de Energia Copel - utilities                 23,000,000           273,087
    Telecomunicacoes Brasileiras (Telebras) -
      telecommunications ................................    3,248,300           337,086
    Telecomunicacoes Brasileiras (Telebras) ADR -
      telecommunications ................................        1,300           168,756
                                                                            ------------
                                                                               1,687,588
                                                                            ------------

  CHILE (5.4%):
    Cervecerias Unidas ADR - brewer and distiller .......       12,500           378,125
    Linea Aerea Nacional Chile ADR - passenger and cargo
      air services ......................................       10,000           137,500
    Telecomunicaciones de Chile ADR -
      telecommunications ................................        5,911           162,922
                                                                            ------------
                                                                                 678,547
                                                                            ------------

  EGYPT (3.9%):
    Al-Ahram Beverages GDR - brewers and distillers .....       16,000           492,400
                                                                            ------------

  GHANA (4.1%):
    Guinness Ghana - brewers and distillers .............      354,889(b)        199,290
    Pioneer Tobacco - tobacco ...........................    1,500,000(b)        317,494
                                                                            ------------
                                                                                 516,784
                                                                            ------------

  GREECE (3.3%):
    Goody's - food and beverage .........................       17,470           415,432
                                                                            ------------

  HONG KONG (2.6%):
    Asia Satellite Telecom - telecommunications .........       66,000           129,892
    Guangdong Kelon Electrical - consumer goods .........      100,000           116,149
    Pacific Ports - transportation ......................      320,000(b)         80,117
                                                                            ------------
                                                                                 326,158
                                                                            ------------

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------

  HUNGARY (5.4%):
    Magyar Tavkozlesi ADR - telecommunications ..........        2,250      $     70,031
    OTP Bank GDR - banking and financial services .......        9,700           493,973
    Pick Szeged - food and beverage .....................        5,360            66,642
    Richter Gedeon GDR - pharmaceuticals                           540            56,430
                                                                            ------------
                                                                                 687,076
                                                                            ------------

  INDIA (3.5%):
    Mahanagar Telephone Nigam GDR -
      telecommunications ................................        9,430(b)        155,124
    Mahindra & Mahindra GDR - automobiles ...............       19,300(b)        160,383
    Videsh Sanchar Nigam GDR 144A -
      telecommunications ................................       10,400(b) (e)      130,000
                                                                            ------------
                                                                                 445,507
                                                                            ------------

  INDONESIA (1.3%):
    Daya Guna Samudera - fisheries ......................       80,000            80,000
    Gulf Indonesia Resources - oil and gas .                     5,000            90,000
                                                                            ------------
                                                                                 170,000
                                                                            ------------

  LEBANON (4.9%):
    Banque Audi GDR - banking ...........................        9,500           266,713
    Solidere GDR - real estate ..........................       25,000(b)        356,875
                                                                            ------------
                                                                                 623,588
                                                                            ------------

  MALAYSIA (1.0%):
    Guinness Anchor - brewers and distillers ............       80,000           131,148
                                                                            ------------

  MEXICO (16.8%):
    Cemex Class B - construction materials ..............       74,000           408,917
    Corporacion GEO Class B - real estate .                     58,900(b)        383,522
    Fomento Economico Mexicano (Femsa) Class B - food and
      beverage ..........................................       65,500           472,604
    Grupo Carso Class A1 - diversified holding
      company ...........................................       23,179           143,586
    Grupo Elektra GDR - retail ..........................       12,500           191,406
    Panamerican Beverages - food and beverage ...........        7,500           300,938
    TV Azteca ADR - television broadcasting .............       11,000           215,875
                                                                            ------------
                                                                               2,116,848
                                                                            ------------

  PAPUA NEW GUINEA (1.9%):
    Orogen Minerals - mining ............................      120,000           244,768
                                                                            ------------

  PHILIPPINES (1.6%):
    Cosmos Bottling - food and beverage .................    1,500,000           205,995
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING MARKETS GROWTH FUND
(CONTINUED)

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
  RUSSIA (5.7%):
    Gazprom ADR - oil and gas ...........................       11,650      $    241,155
    Lukoil Holding ADR - oil and gas ....................        1,600           112,470
    Vimpel-Communications ADR - telecommunications ......        8,150(b)        362,675
                                                                            ------------
                                                                                 716,300
                                                                            ------------

  SOUTH AFRICA (7.8%):
    Dimension Data Holdings - computers .................       35,001(b)        224,185
    Fedsure Holdings - insurance ........................       20,000           332,075
    JD Group - consumer goods ...........................       20,000           188,878
    Sasol - oil and gas .................................       30,000           243,098
                                                                            ------------
                                                                                 988,236
                                                                            ------------

  TAIWAN (1.3%):
    Standard Foods Taiwan GDR - food and beverage .......       11,867(b)        163,883
                                                                            ------------

  THAILAND (0.8%):
    National Finance and Securities - financial
      services ..........................................      177,000            97,834
                                                                            ------------

  TURKEY (0.6%):
    Efes Sinai Yatirim GDR - food and beverage ..........        4,400(b)         79,750
                                                                            ------------

      Total Common Stock
        (cost: $8,770,339)  .............................                     11,438,844
                                                                            ------------

PREFERRED STOCK (5.9%):
  BRAZIL (5.9%):
    Electrolux do Brasil - consumer goods .                        700                 1
    Itausa-Investimentos Itau - diversified holding
      company ...........................................      315,155           271,638
    Mesbla - retail .....................................    1,300,000(b)             --
    Petroleo Brasileiro - oil and gas ...................    1,616,500           383,865
    Telecomunicacoes de Sao Paulo -
      telecommunications ................................      284,000            91,170
                                                                            ------------

      Total Preferred Stock
        (cost: $886,724)  ...............................                        746,674
                                                                            ------------

                                                             Number
                                                            of Shares
                                                               or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

CONVERTIBLE CORPORATE NOTES AND BONDS (d) (1.5%):
  TAIWAN (1.5%):
    Nan Ya Plastics 144A, 1.75%, 7/19/01 (United States
      Dollar) - diversified industrial and conglomerate
      (cost: $186,474) ..................................      160,000(e)   $    191,200
                                                                            ------------
SHORT-TERM SECURITIES (1.8%):
    Repurchase agreement with Goldman Sachs, acquired on
      3/31/98, interest of $37, 6.00%, 4/1/98
      (cost: $222,000) ..................................  $   222,000(c)        222,000
                                                                            ------------

    Total Investments in Securities (cost: $10,065,537)
      (f)  ..............................................                   $ 12,598,718
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS. MARKET VALUES ARE STATED IN U.S. DOLLARS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(d) PRINCIPAL AMOUNTS ARE STATED IN THE CURRENCY WHICH IS INDICATED PARENTHETICALLY.
(e) SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS. SECURITIES ARE CONSIDERED LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
(f) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  3,517,886
      GROSS UNREALIZED DEPRECIATION ......      (984,705)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  2,533,181
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND                                      March 31, 1998
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (96.3%):
  ARGENTINA (0.7%):
    Telecom Argentina ADR - telecommunications ..........       12,000      $    429,750
                                                                            ------------

  AUSTRALIA (3.3%):
    Futuris - diversified industrial and
      conglomerates .....................................      260,000           311,655
    GIO Australia Holdings LTD - multi-line insurance ...      120,000           361,589
    Goodman Fielder - food products .....................      100,000           155,364
    Lend Lease - financial services .....................       20,000           466,223
    Reinsurance Australia - financial services                 148,000           395,973
    Westpac Banking - banking and financial services ....       38,000           254,675
                                                                            ------------
                                                                               1,945,479
                                                                            ------------

  BRAZIL (0.6%):
    Telecomunicacoes Brasileiras (Telebras) ADR -
      telecommunications ................................        3,000           389,438
                                                                            ------------

  DENMARK (2.1%):
    Den Danske Bank - banking and financial services ....        9,790         1,280,676
                                                                            ------------

  FRANCE (10.6%):
    Pinault - Printemps-Redoute - retail ................        1,885         1,459,257
    Rhone-Poulenc Class A - chemicals ...................       31,700         1,613,306
    Schneider - electronics .............................       21,200         1,634,326
    Total Class B - oil and gas .........................       13,500         1,623,273
                                                                            ------------
                                                                               6,330,162
                                                                            ------------

  GERMANY (5.5%):
    Mannesmann - industrial machinery ...................        2,350         1,722,320
    Veba - diversified industrial and conglomerates .....       21,600         1,533,963
                                                                            ------------
                                                                               3,256,283
                                                                            ------------

  HONG KONG (0.8%):
    Hutchison Whampoa - diversified holding company .....       65,000           457,173
                                                                            ------------

  ITALY (5.4%):
    ENI - oil and gas ...................................      225,500         1,538,007
    Telecom Italia - telecommunications .................      212,000         1,672,366
                                                                            ------------
                                                                               3,210,373
                                                                            ------------

  JAPAN (20.2%):
    Aoyama Trading - retail .............................       30,000           720,856
    Bank of Tokyo-Mitsubishi - banking ..................       30,000           364,933
    Bridgestone - automobile tires ......................       25,000           566,923
    Canon - electronics .................................       37,000           836,269
    Citizen Watch - manufacturing .......................       29,000           211,226
    East Japan Railway - transportation .................          112           519,737
    Fuji Photo Film - consumer goods ....................        6,000           223,465
    Hitachi - electronics ...............................       68,000           495,288

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
    Honda Motor - motor vehicles ........................       18,000      $    648,770
    Matsushita Electric Industrial - electronics ........       38,000           610,625
    Matsushita Electric Works - building materials ......       49,000           481,997
    Nichiei - financial services ........................        7,040           623,781
    Nippon Telephone and Telegraph -
      telecommunications ................................       10,000           833,490
    Sankyo - pharmaceuticals ............................       15,000           416,745
    Sanwa Bank - financial services .....................       23,000           205,519
    Secom - business services ...........................        4,000           244,791
    Shin-Etsu Chemical - chemicals ......................       12,000           237,882
    Shiseido - cosmetics ................................       40,000           459,546
    Shohkoh Fund - financial services ...................        1,800           601,464
    Sony Corporation - electronics ......................        6,000           509,105
    Sumitomo Electric Industries - electronics ..........       14,000           180,815
    Takefuji - financial services .......................        4,500           212,878
    TDK - computers .....................................        4,000           309,367
    Tokyo Electric Power - utilities ....................       29,000           548,752
    Toyota Motor - motor vehicles .......................       11,000           293,223
    Yamanouchi Pharmaceutical - pharmaceuticals .........       30,000           689,319
                                                                            ------------
                                                                              12,046,766
                                                                            ------------

  MEXICO (1.0%):
    Fomento Economico Mexicano (Femsa) Class B - food and
      beverage ..........................................       40,000           288,614
    Kimberly-Clark de Mexico - A - paper and related
      products ..........................................       60,700           313,345
                                                                            ------------
                                                                                 601,959
                                                                            ------------

  NETHERLANDS (8.2%):
    ING Groep - banking and financial services ..........       21,700         1,232,854
    Koninklijke Ahold NV - food-retail ..................       56,900         1,839,054
    Verenigde Nederlandse Uitgeversbedrijven Verenigd
      Bezit (VNU) - printing and publishing .............       52,500         1,797,695
                                                                            ------------
                                                                               4,869,603
                                                                            ------------

  PAPUA NEW GUINEA (0.7%):
    Orogen Minerals - mining ............................      195,000           397,747
                                                                            ------------

  SINGAPORE (1.2%):
    City Developments - real estate .....................       50,400           248,176
    Development Bank of Singapore - financial
      services ..........................................       33,000           241,189
    Singapore Press Holdings - printing and
      publishing ........................................       19,140           219,319
                                                                            ------------
                                                                                 708,684
                                                                            ------------

  SWEDEN (5.2%):
    Astra AB - A - pharmaceuticals ......................       87,500         1,802,884
    Nordbanken Holding AB - banking and financial
      services ..........................................      196,000         1,297,203
                                                                            ------------
                                                                               3,100,087
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PACIFIC-EUROPEAN GROWTH FUND
(CONTINUED)

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
  SWITZERLAND (7.4%):
    Novartis - pharmaceuticals ..........................          990      $  1,754,422
    Union Bank of Switzerland Schweiz Bankgesellschaft -
      B - banking and financial services ................          995         1,627,344
    Zurich Versicherungs-Gesellschaft - insurance .......        1,840         1,069,592
                                                                            ------------
                                                                               4,451,358
                                                                            ------------

  THAILAND (0.3%):
    National Finance and Securities - financial
      services ..........................................      353,000           195,114
                                                                            ------------

  UNITED KINGDOM (23.1%):
    Albright & Wilson - chemicals .......................       80,200           230,953
    Barclays - banking and financial services                   32,000           959,010
    British Aerospace - aerospace .......................       16,300           537,073
    British Petroleum - oil and gas .....................       76,000         1,096,835
    British Telecom - telecommunications ................       97,100         1,056,703
    Centrica - utilities ................................      382,000(b)        719,509
    General Electric - electronics ......................       88,400           700,058
    GKN PLC - auto/truck parts and equipment ............       29,100           786,839
    Glaxo Wellcome - pharmaceuticals ....................       29,400           791,013
    HSBC Holdings - banking and financial services ......       23,800           776,222
    Kingfisher - retail .................................       18,400           344,721
    Legal & General Group - insurance ...................       65,800           813,022
    Lloyds TSB Group - banking and financial services ...       69,200         1,076,322
    Marks & Spencers - retail ...........................       49,900           494,169
    SeaPerfect - food and beverage ......................       90,497(b)             --
    SmithKline Beecham - pharmaceuticals ................       60,500           764,756
    Unilever - consumer goods ...........................       50,800           480,543
    Vodafone Group PLC - telecommunications .............       45,000           470,883
    Whitbread - brewers and distillers ..................       33,400           629,099
    Wolseley - retail-building products .................       58,200           447,256
    Zeneca - pharmaceuticals ............................       13,700           590,404
                                                                            ------------
                                                                              13,765,390
                                                                            ------------

      Total Common Stock
        (cost: $44,880,855)  ............................                     57,436,042
                                                                            ------------

                                                             Number
                                                            of Shares
                                                               or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

CONVERTIBLE CORPORATE NOTES AND BONDS (D) (2.4%):
  FRANCE (2.4%):
    Finaxa, 2.75%, 1/1/06 (French Francs) - financial
      services
      (cost: $1,058,950) ................................    6,312,400      $  1,456,614
                                                                            ------------

RIGHTS (0.0%):
    Development Bank of Singapore - financial services,
      7/14/98
      (cost: $0) ........................................        6,000            12,264
                                                                            ------------

SHORT-TERM SECURITIES (0.8%):
    Repurchase agreement with Goldman Sachs, acquired on
      3/31/98, interest of $75, 6.00%, 4/1/98
      (cost: $451,000) ..................................  $   451,000(c)        451,000
                                                                            ------------

      Total Investments in Securities
        (cost: $46,390,805) (e)  ........................                   $ 59,355,920
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS. MARKET VALUES ARE STATED IN U.S. DOLLARS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(d) PRINCIPAL AMOUNTS ARE STATED IN THE CURRENCY WHICH IS INDICATED PARENTHETICALLY.
(e) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 14,587,637
      GROSS UNREALIZED DEPRECIATION ......    (1,622,522)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 12,965,115
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------

[PHOTO]
SANDRA SHREWSBURY, CFA
is primarily responsible for the management of Small Company Growth Fund. She has 15 years of financial experience. Other management team members are shown on pages 26-30.
--------------------------------------------------------------------------------

May 17, 1998
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998, SMALL COMPANY GROWTH FUND CLASS A DELIVERED A 5.72%* TOTAL RETURN WITH ALL DISTRIBUTIONS REINVESTED BUT NOT INCLUDING THE SALES CHARGE. This compares to the Standard & Poor's SmallCap 600 Index,+ which returned 7.63% during the period, and the 5.32% gain of the Lipper Small Cap Funds Average.** Your fund's portfolio includes stocks of companies that are more growth-oriented than those in the S&P SmallCap 600 (which includes both growth and value stocks), and we believe this is the principal reason for its underperformance of the S&P benchmark.

THE RUSSELL 2000 GROWTH INDEX, WHICH REPRESENTS A GROWTH INVESTMENT STYLE SIMILAR TO THAT OF SMALL COMPANY GROWTH FUND, RETURNED 2.73% DURING THE REPORTING PERIOD. We believe the fund's solid performance during the period is a result of our process of maintaining a diverse portfolio of quality small companies with the potential for significant growth. Even though the market was volatile during the period, we remained focused on our strategy - and as a result, the fund was well positioned when the market rebounded.

--------------------------------------------------------------------------------
PERFORMANCE THROUGH MARCH 31, 1998*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[GRAPH]


Small Company Growth                                                 Lipper
Fund Class A, reflects the         S&P                               Small Cap
fund's 4%                        SmallCap                            Funds
sales charge                     600 Index+                          Average**

     9600                         10000                               10000
     9514                         10000                               10000
     9571                          9615                                9769.57
     9504                          9471                                9768.65
     9648                          9657                                9901.62
    10091                          9963                               10194
    10284                         10305                               10557.4
    10321                         10038                               10374.3
     7634                          7047                                7570.78
     7277                          6590                                7117.68
     7763                          7160                                7853.28
     7880                          7441                                8011.68
     8366                          8041                                8636.24
     8427                          8321                                8871.48
     8524                          8432                                9060.19
     8446                          8241                                8891.21
     8765                          8796                                9535.83
     8560                          8667                                9324.54
     8335                          8366                                9021.04
     8261                          8560                                9311.41
     7899                          8546                                9189.49
     7918                          8273                                8931.47
     8092                          8555                                9322.65
     8592                          8775                                9825.96
     8455                          8823                                9830.16
     8434                          8976                               10061.9
     8760                          9409                               10623.5
     9233                          9761                               11156.5
     8936                          9645                               10838.5
     9722                          9971                               11450.6
    10000                         10183                               11809.2
    10099                         10189                               11961.6
    10039                          9582                               11397
    10160                          9673                               11474.6
    10342                          9743                               11587.9
     9432                          8845                               10565.4
    10005                          9063                               10882.1
    10614                          9345                               11389.2
    10348                          8956                               11127
    11404                          9588                               12196.1
    11815                          9581                               12279.6
    11373                          9074                               11810.6
    10190                          7955                               10298.7
     9443                          7214                                9405.58
     9350                          6706                                9070.45
     9772                          7192                                9779.09
    10293                          7436                               10324.9
    11358                          7970                               11234.7
    11886                          8872                               12193.7
    12437                          9429                               13012.1
    12633                          9451                               12883.5
    13368                          9823                               13499.5
    12082                          9400                               12759
    13179                          9770                               13531.6
    13407                         10198                               14117
    13272                         10284                               14220
    13355                         10646                               14689.9
    13086                         10168                               14101.5
    14477                         11041                               15799.5
    14997                         11879                               16510.4
    15256                         12128                               16738.7
    14467                         11790                               15974.5
    14384                         11315                               15237.2
    14550                         11445                               15231.6
    13958                         11007                               14525.5
    14623                         11417                               15070.8
    14176                         11092                               14715.2
    14093                         11408                               15099.4
    14820                         11883                               15781.7
    15724                         12905                               17111.4
    16137                         13364                               17684.4
    16585                         13722                               18035.6
    16283                         13332                               17305.8
    16481                         13841                               17939.3
    16200                         13337                               17379.2
    16669                         14053                               18406.6
    16804                         14142                               18554.6
    16898                         14289                               18674.2
    17325                         15043                               19674.9
    17555                         15589                               20422.1
    17607                         15888                               20725.5
    17315                         15319                               19962.2
    17906                         15874                               20819.1
    18209                         16249                               21333
    18125                         16201                               21299.7
    17801                         15038                               20088.2
    17843                         15264                               20140
    18073                         14962                               19724
    17227                         14406                               18957.4
    17499                         14586                               19313.2
    18073                         15579                               20565.8
    17927                         15499                               20681
    17624                         15344                               21089.4
    17185                         14758                               20309.8
    17465                         15117                               20761.8
    17182                         14903                               20456
    17696                         15518                               21353.9
    18032                         15832                               22017.2
    17833                         16185                               22346.4
    17591                         16438                               22716.8
    18441                         17340                               24290.8
    19355                         18665                               26301.7
    19491                         19070                               26681.5
    20415                         19557                               27455.2
    20079                         18591                               26717
    20761                         19327                               27740.9
    20998                         19646                               27960.8
    21010                         19689                               27671.3
    21661                         20333                               28799.4
    21387                         20769                               29389.2
    21959                         21962                               31743.1
    22393                         22742                               33048.8
    21490                         21850                               31598
    20014                         20347                               28545.1
    20769                         21604                               30311.1
    21513                         22552                               32006.6
    21094                         22396                               31079.6
    21975                         23559                               31869.2
    23444                         23834                               32179.2
    23935                         24230                               32997.9
    22887                         23729                               31372.3
    20988                         22511                               29540.8
    20988                         22788                               29310.4
    23673                         25465                               32734.3
    25867                         26590                               34362
    27733                         28263                               36518.3
    28617                         28975                               36961.1
    31335                         30890                               39716.5
    29895                         29559                               37794.6
    29862                         29343                               37323.8
    30295                         29933                               37618.2
    29196                         29349                               37046.1
    32095                         32023                               39973.9
    33128                         33246                               41727.7


+ An unmanaged index, that includes no expenses or transaction charges, of small-capitalization stocks.

** The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

--------------------------------------------------------------------------------
CLASS A AVERAGE ANNUALIZED TOTAL RETURNS
Includes the fund's maximum 4% front-end sales charge

One Year                                                                51.53%
--------------------------------------------------------------------------------
Five Year                                                               14.04%
--------------------------------------------------------------------------------
Ten Year                                                                14.20%
--------------------------------------------------------------------------------
Since Inception (3/16/87)                                               11.45%
--------------------------------------------------------------------------------

CLASS B AVERAGE ANNUALIZED TOTAL RETURNS
Includes the fund's maximum 4% contingent deferred sales charge

One Year                                                                53.15%
--------------------------------------------------------------------------------
Since Inception (2/18/97)                                               30.89%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Safety of principal is not guaranteed. THE FUND OPERATED AS EQUITY STRATEGY FUND UNTIL SEPTEMBER 13, 1996, WITH AN OBJECTIVE OF HIGH TOTAL INVESTMENT RETURN CONSISTENT WITH PRUDENT INVESTMENT RISK. Stocks of small companies are more volatile than stocks of larger companies. They often involve higher risks because small companies lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. See the prospectus for more complete information regarding risks. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, returns would have been lower.

All fund and benchmark returns include reinvested distributions.


--------------------------------------------------------------------------------

                       25  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

[PHOTO]
JILL THOMPSON, CFA
assists with the management of Small Company Growth Fund and Emerging Growth Fund. She has nine years of financial experience.
--------------------------------------------------------------------------------

DURING FOURTH QUARTER 1997, SMALL-CAP STOCK PRICES FELL AS THE ASIAN ECONOMIC CRISIS SPURRED AN INVESTOR FLIGHT TO SAFETY. The year ended with small-cap stocks down for the quarter (but up considerably for the year), due to investor concern that Asia's troubles might slow earnings growth in the United States. However, sentiment changed dramatically, and investors returned to small-cap stocks in late January, as the U.S. economy performed above expectations. This strength continued throughout the remainder of the period, resulting in one of the strongest quarters for stocks in some time.

OUR INVESTMENTS IN A VARIETY OF INDUSTRIES DID WELL DURING THE SIX-MONTH PERIOD. Positive performers included Pier 1 Imports (1.1% of the fund's total assets as of March 31, 1998) and Stage Stores (1.9%) in the retail industry; Commerce Bancorp (1.3%) and Financial Federal Corp. (1.3%) in the financial sector,*** Control Devices (0.8%) in the capital goods area, and Novoste (0.6%), Cyberonics (1.0%) and Express Scripts (1.5%) in the health care sector. Although the health care and technology sectors provided mixed performance during the period, our holdings in these areas performed well overall.

TAKING ADVANTAGE OF PRICE WEAKNESS IN THE TECHNOLOGY SECTOR, WE BOUGHT SEVERAL STOCKS THAT WE BELIEVE OFFER BRIGHT PROSPECTS. These include P-COM Inc. (1.5%) and PMC-Sierra (1.7%), which focus on telecommunications and communications infrastructure; Made2Manage Systems (0.9%), which is an application software provider; and Applied Micro Circuits (0.6%). Other issues we added included C.H. Robinson Worldwide (0.8%), a transportation and logistics company, and Kuhlman Corp. (0.5%), which provides products for utility companies.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998

[GRAPH]

                                       Small Company               S&P SmallCap
                                        Growth Fund                  600 Index+
Basic Materials                               6                           7
Capital Goods & Services                    8.6                           9
Commercial Services                         7.3                          10
Consumer Durables                             0                           6
Consumer Non-Durables                         2                           4
Consumer Services                             8                           5
Energy                                      5.2                           4
Financial Services                         11.4                          16
Health Care                                  12                          11
Retail Trade                                  9                           6
Short-Term                                    7                           0
Technology                                 19.8                          14
Transportation                              2.3                           3
Utilities                                   0.9                           5
Other Assets                                  1                           0


--------------------------------------------------------------------------------
TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998

1     U.S. Foodservice                                                    1.9%
--------------------------------------------------------------------------------
2     Stage Stores                                                        1.9%
--------------------------------------------------------------------------------
3     Hibbett Sporting Goods                                              1.9%
--------------------------------------------------------------------------------
4     Affiliated Managers Group                                           1.8%
--------------------------------------------------------------------------------
5     PMC-Sierra                                                          1.7%
--------------------------------------------------------------------------------
6     Sipex                                                               1.7%
--------------------------------------------------------------------------------
7     OM Group                                                            1.6%
--------------------------------------------------------------------------------
8     Peerless Systems                                                    1.6%
--------------------------------------------------------------------------------
9     Tier Technologies                                                   1.6%
--------------------------------------------------------------------------------
10    Herman Miller                                                       1.6%
--------------------------------------------------------------------------------



+ An unmanaged index, that includes no expenses or transaction charges, of small-capitalization stocks.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
                       26  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

[PHOTO]
JOYCE HALBE, CFA
assists with the management of Emerging Growth Fund and Small Company Growth Fund. She has 13 years of financial experience.
--------------------------------------------------------------------------------

THE FUND ALSO SOLD SELECTED STOCKS AS WE FELT APPROPRIATE. These names included semiconductor companies Anadigics and PRI Automation (due to their difficult operating environment), as well as commercial services businesses Watso Inc. (a heating/air conditioning supplier hurt by unfavorable weather conditions) and Wilmar Industries (because we no longer see a catalyst that will lift the stock further).

EVEN WITH THE MARKET'S RECENT STRONG PERFORMANCE, VALUATIONS*** REMAIN ATTRACTIVE FOR SMALL-CAP STOCKS. This is particularly true relative to larger stocks. The valuations are similar; however, earnings growth is slowing for many larger companies. Until recently, investors have not needed to shift to smaller companies to achieve above average earnings growth.

Thank you for your investment in Small Company Growth Fund. We are dedicated to providing you with superior service and look forward to helping you achieve your investment goals.


Sincerely,


/s/ Sandra Shrewsbury
Sandra Shrewsbury
Portfolio Manager


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------
                       27  1998 Semiannual Report - Piper Funds

EMERGING GROWTH FUND

--------------------------------------------------------------------------------

[PHOTO]
SANDRA SHREWSBURY, CFA
is primarily responsible for the management of Emerging Growth Fund. She has 15 years of financial experience. Other management team members are shown on pages 26-30.
--------------------------------------------------------------------------------

May 17, 1998
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998, EMERGING GROWTH FUND CLASS A DELIVERED AN 11.26%* TOTAL RETURN WITH ALL DISTRIBUTIONS REINVESTED BUT NOT INCLUDING THE SALES CHARGE. This compares to the Standard & Poor's MidCap 400 Index,** which returned 11.94% during the period, and the 8.41% gain of the Lipper Mid Cap Funds Average.+

THE RUSSELL MID-CAP GROWTH INDEX, WHICH REPRESENTS AN INVESTMENT STYLE SIMILAR TO THAT OF EMERGING GROWTH FUND, RETURNED 8.85% DURING THE REPORTING PERIOD. We believe the fund's solid performance during the period is a result of our process of maintaining a diverse portfolio of quality mid-sized companies with the potential for significant growth. Even though the market was volatile during the period, we remained focused on our strategy - and as a result, the fund was well positioned when the market rebounded.

MID-CAP STOCK PRICES FELL DURING THE LAST MONTHS OF 1997 AS THE ASIAN ECONOMIC CRISIS PROMPTED AN INVESTOR FLIGHT TO SAFETY. The year ended with mid-cap stocks down for the quarter (but up considerably for the year), due to investor concern that Asia's troubles might slow earnings growth in the United States. However, sentiment changed dramatically, and investors returned to mid-cap stocks in late January,
--------------------------------------------------------------------------------
PERFORMANCE THROUGH MARCH 31, 1998*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[GRAPH]

Emerging Growth                                                       Lipper
Fund Class A, reflects the           S&P                              Mid Cap
fund's 4%                          MidCap                              Funds
sales charge                       400 Index**                       Average+
      9600                         10000                              10000
      9600                         10000                              10000
     10291                         10977                              10963
     10406                         11021                              11017.8
     10570                         10769                              10697.3
      8736                          9653                               9560.69
      8255                          9062                               8880.86
      7957                          8786                               8592.07
      8890                          9631                               9328.37
      9226                         10189                               9770.87
     10199                         10995                              10514.6
     11307                         11982                              11359.4
     11880                         12529                              11915.6
     11754                         12525                              11864.6
     12641                         13102                              12436.3
     11940                         12437                              11802.9
     12923                         13185                              12485.1
     13501                         13665                              12940.7
     13357                         13621                              12923.3
     13925                         14154                              13330.3
     13289                         13677                              12846.1
     15263                         15294                              14304.5
     15350                         15565                              14727.7
     15408                         15812                              14965.9
     14672                         15217                              14345.3
     14061                         15035                              13904.1
     14381                         15177                              13967.5
     13722                         14744                              13388.9
     14216                         15476                              13947.4
     13606                         15106                              13572
     13964                         15317                              13845.5
     14633                         15684                              14376.6
     15874                         16560                              15330.2
     16377                         17116                              15856.2
     16678                         17330                              16151
     16164                         17088                              15574
     16823                         17678                              16124.2
     16019                         17215                              15583.9
     17153                         17999                              16411
     17318                         18090                              16534.6
     17376                         18055                              16588.3
     18316                         18800                              17314.5
     19120                         18999                              17798.7
     19023                         19061                              17999
     18451                         18639                              17533.2
     19401                         19505                              18267
     20070                         19958                              18810.6
     19837                         19675                              18714.8
     18761                         18764                              17729
     18548                         18904                              17733.1
     17957                         18725                              17512.9
     17230                         18080                              16836.8
     17608                         18692                              17191.3
     18858                         19671                              18223
     18665                         19304                              18200.3
     18791                         19515                              18401.2
     18035                         18635                              17676.7
     18442                         18806                              17977.6
     18122                         19001                              17904.3
     18965                         19998                              18634.1
     19847                         20346                              19209.2
     20283                         20754                              19385.8
     20622                         21255                              19717.3
     21707                         22120                              20783
     23781                         23274                              22218
     24188                         23704                              22498.7
     25138                         24279                              23082.5
     24411                         23654                              22483.3
     25526                         24687                              23283.1
     25701                         24626                              23493.7
     25990                         24983                              23631.5
     27123                         25832                              24524.8
     27807                         26142                              24941.3
     29175                         26940                              26308.3
     30243                         27305                              27042
     29624                         26895                              26193.2
     26781                         25075                              24095.9
     27978                         26521                              25400.5
     29624                         27678                              27012.6
     28544                         27758                              26534.9
     29414                         29322                              27569.2
     28755                         29354                              27462.9
     29508                         30456                              28258.8
     28332                         30206                              27187.8
     26522                         28918                              25647.5
     26686                         29667                              26029.9
     29390                         32261                              28617.9
     31365                         33168                              29677.3
     33881                         36448                              31884.6
     33481                         36404                              31751.8
     35856                         38498                              33803
     33739                         36827                              32222.8
     33977                         37372                              32177.6
     35483                         38818                              32560.5
     34373                         38081                              32069.1
     37861                         41234                              34958.3
     39895                         43093                              36618.1


** An unmanaged index, that includes no expenses or transaction charges, of mid-capitalization stocks.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

--------------------------------------------------------------------------------
CLASS A AVERAGE ANNUALIZED TOTAL RETURNS
Includes the fund's maximum 4% front-end sales charge

One Year                                                                44.41%
--------------------------------------------------------------------------------
Five Year                                                               17.87%
--------------------------------------------------------------------------------
Since Inception (4/23/90)                                               19.03%
--------------------------------------------------------------------------------

CLASS B & Y AVERAGE ANNUALIZED TOTAL RETURNS
Class B share returns include the fund's maximum 4% contingent deferred sales charge. Sales charges do not apply to Class Y shares.

Class B One Year                                                        45.41%
--------------------------------------------------------------------------------
Class B Since Inception (2/18/97)                                       26.95%
--------------------------------------------------------------------------------
Class Y One Year                                                        50.94%
--------------------------------------------------------------------------------
Class Y Since Inception (2/18/97)                                       31.75%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Safety of principal is not guaranteed. Stocks of mid-sized companies are more volatile than stocks of larger companies. These companies may have limited product lines and operating histories and may rely on narrower management teams. See the prospectus for more complete information regarding risks. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, class A returns would have been lower.

All fund and benchmark returns include reinvested distributions.

--------------------------------------------------------------------------------

                       28  1998 Semiannual Report - Piper Funds

U.S. GROWTH
--------------------------------------------------------------------------------

EMERGING GROWTH FUND  (CONTINUED)
--------------------------------------------------------------------------------

[PHOTO]
MARY HOYME, CFA
assists with the management of Emerging Growth Fund and Small Company Growth Fund. She has 15 years of financial experience.
--------------------------------------------------------------------------------


as the U.S. economy performed above expectations. The strength continued throughout the remainder of the period, resulting in one of the strongest quarters for equities in some time.

THE FUND'S HOLDINGS IN THE FINANCIAL SECTOR*** LED THE WAY DURING THIS REPORTING PERIOD, PARTICULARLY IN THE FOURTH QUARTER OF 1997. The financial sector has been a strong performer for many years, and we believe its current values generally reflect future prospects. For that reason, we have reduced our financial industry weighting. Consumer cyclical stocks also were very strong during the period, particularly our investments in value retailers such as Dollar General (1.6% of the fund's total assets as of March 31, 1998) and Kohls (1.1%). In other industries, Danaher (2.2%, a capital goods company), Cintas (1.0%, uniform leasing) and Chancellor Media (1.9%) provided favorable results.

TECHNOLOGY AND HEALTH CARE STOCKS PROVIDED MIXED RESULTS DURING THE FOURTH QUARTER OF 1997 BUT PICKED UP IN 1998. Our strong technology performers included Sunguard Data Systems (1.4%) and Vantive (1.1%). In consumer non-durables, our holdings of Rexall Sundown (1.1%, a vitamin producer) did well, as did health care company Health Management Association (1.2%, hospital management). We are selectively adding to our technology holdings as opportunities present themselves. Recent additions have been in telecommunications (Tellabs Inc., 1.2%, Advanced Fibre Communications, 0.6%, and CIENA, 1.0%) and software (Legato Systems, 0.9%). We sold positions in Phycor and Genesis Health Ventures, two health care services companies, to focus on health care areas with greater earnings visibility and fewer external threats.

ENERGY STOCKS PERFORMED WELL DURING THE FOURTH QUARTER BUT WEAKENED IN EARLY 1998. We believe the current weakness is due to low oil prices caused by weakening demand in Asia and a warm "El Nino" winter in the Northern Hemisphere. We are underweighted*** in the energy sector, compared to the fund's benchmark, as well as in slower-growth industries such as basic materials and consumer durable goods.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998

[Graph]

                                              EMERGING           S&P MidCap
                                            GROWTH FUND         400 Index**
Basic Materials                                   6                  8
--------------------------------------------------------------------------------
Capital Goods & Services                          8                  9
--------------------------------------------------------------------------------
Commercial Services                               7                  7
--------------------------------------------------------------------------------
Consumer Durables                                 1                  3
--------------------------------------------------------------------------------
Consumer Non-Durables                             3                  5
--------------------------------------------------------------------------------
Consumer Services                                11                  4
--------------------------------------------------------------------------------
Energy                                            6.2                7
--------------------------------------------------------------------------------
Financial Services                               12                 16
--------------------------------------------------------------------------------
Health Care                                      12                  8
--------------------------------------------------------------------------------
Retail Trade                                      6                  7
--------------------------------------------------------------------------------
Short-Term                                        6                  0
--------------------------------------------------------------------------------
Technology                                       22.1               11
--------------------------------------------------------------------------------
Transportation                                    0                  2
--------------------------------------------------------------------------------
Utilities                                         0                 13
--------------------------------------------------------------------------------

** An unmanaged index, that includes no expenses or transaction charges, of mid-capitalization stocks.


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998


1    Elan Corporation, ADR                                              2.4%
--------------------------------------------------------------------------------
2    Stewart Enterprises Class A                                        2.3%
--------------------------------------------------------------------------------
3    Danaher                                                            2.2%
--------------------------------------------------------------------------------
4    EMC                                                                2.2%
--------------------------------------------------------------------------------
5    Clear Channel Communications                                       2.2%
--------------------------------------------------------------------------------
6    Stage Stores                                                       2.1%
--------------------------------------------------------------------------------
7    TCF Financial                                                      2.0%
--------------------------------------------------------------------------------
8    The FINOVA Group                                                   2.0%
--------------------------------------------------------------------------------
9    Sola International                                                 1.9%
--------------------------------------------------------------------------------
10   Chancellor Media                                                   1.9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                       29  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

[PHOTO]
ADAM BENSON
assists with the management of Emerging Growth Fund and Small Company Growth Fund. He has four years of financial experience.
--------------------------------------------------------------------------------


TIMOTHY MCSWEENEY
(NOT PICTURED)
assists with the management of Emerging Growth Fund and Small Company Growth Fund. He has four years of financial experience.
--------------------------------------------------------------------------------


EVEN WITH THE MARKET'S RECENT STRONG PERFORMANCE, VALUATIONS*** REMAIN ATTRACTIVE FOR MID-CAP STOCKS. This is particularly true relative to larger stocks. The valuations are similar; however, earnings growth is slowing for many larger companies. Until recently, investors have not needed to shift to smaller companies to achieve above average earnings growth.

Thank you for your investment in Emerging Growth Fund. We are dedicated to providing you with superior service and look forward to helping you achieve your investment goals.


Sincerely,


/s/ Sandra Shrewsbury

Sandra Shrewsbury
Portfolio Manager



*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.
--------------------------------------------------------------------------------


                       30  1998 Semiannual Report - Piper Funds

U.S. GROWTH
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

[PHOTO]
STEVE MARKUSEN, CFA
is primarily responsible for the management of Growth Fund's portfolio. He has 14 years of financial experience.


May 17, 1998
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

FOR THE SIX MONTHS ENDED MARCH 31, 1998, GROWTH FUND CLASS A RETURNED 6.52%* WHICH INCLUDES REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE. This return is less than the 11.55% return for the Lipper Growth Funds Average+ and the 17.21% return for the S&P 500 Index, **the fund's benchmark. We are not happy with these results and have taken steps to improve performance.

THE DOMINANT THEME IN THE STOCK MARKET OVER THE LAST SIX MONTHS HAS BEEN THE ECONOMIC FALLOUT FROM THE FINANCIAL CRISIS IN SOUTHEAST ASIA. This economic fallout has had a negative effect on the sales and earnings growth of economically sensitive sectors*** such as technology, basic materials and energy. However, the stock market has staged a strong advance from its lows in October, driven primarily by large growth stocks.

OVER THE PAST SIX MONTHS, THE FUND'S PERFORMANCE HAS BEEN NEGATIVELY AFFECTED BY ITS OVERWEIGHTING*** IN TECHNOLOGY AND ENERGY. Long-term, we still like these areas, and as the situation in Asia stabilizes we would expect the stock performance in these sectors to improve.

THE FUND BENEFITED FROM ITS INVESTMENTS IN THE FINANCE SECTOR. Our large holdings in Norwest (4.3% of the fund's total assets as of March 31, 1998), American International Group (3.9%) and the Federal

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.
--------------------------------------------------------------------------------

PERFORMANCE THROUGH MARCH 31, 1998*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception


          Growth Fund Class A,
          reflects the fund's                                    Lipper Growth
          4% sales charge               S&P 500 Index**          Funds Average+

                9600                         10000                      10000
                9629                         10000                      10000
                9446                          9911                    9855.74
                9494                          9997                    9916.03
                9950                         10502                    10240.7
               10298                         11034                    10684.7
               10713                         11446                    11038.1
               10602                         11195                    10865.8
                8336                          8784                    8390.65
                7707                          8060                    7835.14
                8337                          8673                    8523.99
                8640                          9038                     8710.6
                9127                          9459                    9211.15
                8901                          9167                     9139.6
                9107                          9268                    9216.06
                8999                          9349                    9153.26
                9490                          9778                    9660.53
                9343                          9740                    9521.62
                9087                          9410                     9233.2
                9456                          9811                    9595.48
                9485                         10084                    9679.18
                9189                          9940                    9492.47
                9354                         10114                    9737.74
               10020                         10854                    10358.2
                9831                         10584                    10223.8
               10303                         10831                    10468.9
               10912                         11393                    11003.6
               11400                         11854                    11478.1
               11180                         11787                    11326.3
               12151                         12851                    12160.4
               12531                         13102                    12478.7
               12512                         13049                    12518.7
               12200                         12746                    12113.2
               12502                         13006                    12290.9
               13020                         13318                    12408.4
               11981                         12424                    11589.5
               12142                         12584                    11786.9
               12748                         12918                    12137.7
               12475                         12595                    11869.4
               13964                         13823                    13011.5
               14095                         13730                    13053.9
               13801                         13686                    12822.1
               12410                         12449                    11622.2
               11910                         11843                    10947.3
               11757                         11793                    10737.1
               12746                         12555                    11470.9
               13174                         12905                    11873.2
               14148                         13467                    12671.6
               15266                         14430                    13588.2
               15933                         14779                    14038.5
               15902                         14814                    14011.4
               16796                         15453                    14638.1
               15973                         14745                      13870
               17127                         15433                    14633.4
               17776                         15798                    15091.4
               17416                         15534                    14950.4
               17819                         15743                    15266.5
               17013                         15109                    14672.8
               19483                         16837                    16378.5
               19473                         16523                    16398.2
               19634                         16737                      16648
               18871                         16411                      16128
               18634                         16893                    16043.9
               18710                         16976                    16170.9
               18183                         16723                    15701.2
               18538                         17406                    16268.7
               17892                         17050                    15913.8
               18420                         17250                    16195.7
               18873                         17310                    16515.2
               19780                         17899                    17366.8
               20038                         18119                    17684.9
               20449                         18271                    17942.2
               20146                         18520                      17655
               20525                         18910                    18156.9
               19473                         18453                    17629.9
               20059                         18947                    18314.6
               20092                         19002                      18371
               19853                         18926                    18306.7
               20634                         19644                    19104.7
               20971                         19493                    19302.8
               20884                         19897                    19574.8
               20439                         19707                    19190.8
               21059                         19945                    19740.6
               21844                         20623                    20392.5
               21266                         20064                      20064
               20165                         19189                    19099.5
               20263                         19435                    19188.6
               20579                         19754                    19285.8
               19902                         19270                    18615.3
               20459                         19903                    19129.6
               21464                         20719                      20027
               20655                         20212                    19607.8
               20939                         20666                    19925.7
                0043                         19913                      19176
               20329                         20209                      19366
               20098                         20733                    19512.1
               21197                         21541                    20279.8
               21770                         22176                    20863.5
               22156                         22830                      21352
               22662                         23742                    22008.8
               23477                         24294                    22953.6
               24380                         25099                    24071.5
               24539                         25162                    24254.6
               24910                         26224                    24965.7
               24092                         26130                    24594.5
               25728                         27277                    25459.3
               26067                         27803                    25608.3
               26259                         28749                    26165.1
               27056                         29016                      26731
               28217                         29295                    26953.6
               29027                         29727                    27755.8
               29357                         30494                    28410.5
               28729                         30610                    28043.7
               27037                         29257                    26437.9
               28316                         29875                    27340.4
               29114                         31556                    28851.2
               29975                         32426                    29182.7
               31864                         34877                    31018.7
               30949                         34186                    30596.9
               31712                         36322                    32197.8
               31346                         36607                    31850.5
               30186                         35103                    30464.4
               30705                         37199                    31602.3
               32994                         39463                    33849.1
               34215                         41231                    35189.7
               38092                         44509                    38060.3
               37145                         42017                    36831.3
               39038                         44319                    38876.9
               38018                         42839                    37377.2
               38018                         44822                    37970.3
               38086                         45593                    38428.9
               37401                         46095                    38563.5
               40589                         49418                    41416.5
               41583                         51948                    43231.5

** An unmanaged index, that includes no expenses or transaction charges, of large-capitalization stocks.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.


CLASS A AVERAGE ANNUALIZED TOTAL RETURNS
Includes the fund's maximum 4% front-end sales charge


One Year                                                              32.24%
--------------------------------------------------------------------------------
Five Year                                                             14.22%
--------------------------------------------------------------------------------
Ten Year                                                              16.18%
--------------------------------------------------------------------------------
Since Inception (3/16/87)                                             13.77%
--------------------------------------------------------------------------------

CLASS B AVERAGE ANNUALIZED TOTAL RETURNS
Includes the fund's maximum 4% contingent deferred sales charge


One Year                                                              32.91%
--------------------------------------------------------------------------------
Since Inception (2/18/97)                                             21.86%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Safety of principal is not guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, class A returns would have been lower.

All fund and benchmark returns include reinvested distributions.

--------------------------------------------------------------------------------


                       31  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

[PHOTO]
BRENT MELLUM, CFA
assists with the management of Growth Fund. He has four years of financial experience.
--------------------------------------------------------------------------------


National Mortgage Association (3.3%) had a strong positive effect on performance. Other strong contributors included Magna International (4.0%), Gap Inc. (2.3%) and AirTouch Communications (5.0%).

RECOGNIZING THE NEED TO IMPROVE THE PERFORMANCE OF THE FUND, WE HAVE DEDICATED MORE RESOURCES TO ITS MANAGEMENT. The results so far are encouraging, even though they have not yet produced a significant improvement in performance. We have focused our efforts on adding high-quality growth stocks to the portfolio. Recent additions include Worldcom (1.7%), Albertson's (1.4%), United Healthcare (2.0%), McDonald's (2.2%), Mattel (1.0%) and Masco Corp. (1.1%). We see investment opportunities in growth stocks outside the mega-cap stock arena, since we believe growth rates for the somewhat smaller stocks are higher and prices are more reasonable.

Thank you for your investment in Growth Fund. We appreciate your confidence, and we want to assure you that we remain committed to providing quality management services.


Sincerely,



/s/ Steve Markusen                 /s/ Brent Mellum

Steve Markusen                     Brent Mellum
Portfolio Manager                  Portfolio Manager



--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998

[Graph]

                                            GROWTH FUND     S&P 500 Index**

Basic Materials                                   4                5
--------------------------------------------------------------------------------
Capital Goods & Services                         13.9             10
--------------------------------------------------------------------------------
Commercial Services                               1.3              1
--------------------------------------------------------------------------------
Consumer Services                                 2                4
--------------------------------------------------------------------------------
Consumer Durables                                 2.5              3
--------------------------------------------------------------------------------
Consumer Non-Durables                             1               11
--------------------------------------------------------------------------------
Energy                                           14.4              8
--------------------------------------------------------------------------------
Financial Services                               18               17
--------------------------------------------------------------------------------
Health Care                                       7               12
--------------------------------------------------------------------------------
Retail Trade                                      3.7              5
--------------------------------------------------------------------------------
Short-Term                                        3                0
--------------------------------------------------------------------------------
Technology                                       16.1             13
--------------------------------------------------------------------------------
Transportation                                    3                1
--------------------------------------------------------------------------------
Utilities                                         9               10
--------------------------------------------------------------------------------

** An unmanaged index, that includes no expenses or transaction charges, of large-capitalization stocks.


TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998


1    AirTouch Communications                                            5.0%
--------------------------------------------------------------------------------
2    Transocean Offshore                                                4.8%
--------------------------------------------------------------------------------
3    AlliedSignal                                                       4.3%
--------------------------------------------------------------------------------
4    Schlumberger Limited                                               4.3%
--------------------------------------------------------------------------------
5    Norwest                                                            4.3%
--------------------------------------------------------------------------------
6    Magna International Class A                                        4.0%
--------------------------------------------------------------------------------
7    American International Group                                       3.9%
--------------------------------------------------------------------------------
8    Baker Hughes                                                       3.6%
--------------------------------------------------------------------------------
9    Pentair                                                            3.5%
--------------------------------------------------------------------------------
10   FNMA (Fannie Mae)                                                  3.3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                       32  1998 Semiannual Report - Piper Funds

            Financial Statements (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  March 31, 1998
 ................................................................................

                                                              SMALL COMPANY      EMERGING
                                                                 GROWTH           GROWTH           GROWTH
                                                                  FUND             FUND             FUND
                                                              -------------   --------------   --------------
ASSETS:
Investments in securities at market value* (note 2)
  (including repurchase agreements of $2,914,000;
  $19,474,000 and $6,610,000, respectively) ................  $ 38,149,830    $ 345,822,792    $ 194,261,875
Cash in bank on demand deposit .............................       211,407           20,998           20,693
Receivable for investment securities sold ..................       308,651               --               --
Receivable for fund shares sold ............................        15,365           68,217            8,172
Dividends and accrued interest receivable ..................         3,624           99,267           81,805
                                                              -------------   --------------   --------------
  Total assets .............................................    38,688,877      346,011,274      194,372,545
                                                              -------------   --------------   --------------

LIABILITIES:
Payable for investment securities purchased ................       895,380        6,605,757               --
Payable for fund shares redeemed ...........................            --        1,259,974           20,549
Accrued investment management fee ..........................        23,718          188,712          114,601
Accrued distribution and service fees ......................        10,092           70,180           49,172
                                                              -------------   --------------   --------------
  Total liabilities ........................................       929,190        8,124,623          184,322
                                                              -------------   --------------   --------------
  Net assets applicable to outstanding capital stock .......  $ 37,759,687    $ 337,886,651    $ 194,188,223
                                                              -------------   --------------   --------------
                                                              -------------   --------------   --------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $ 24,576,956    $ 165,663,179    $  97,957,363
Accumulated net investment loss ............................      (103,566)        (954,424)        (266,340)
Accumulated net realized gain on investments ...............     3,684,116       43,043,251       14,357,357
Unrealized appreciation of investments .....................     9,602,181      130,134,645       82,139,843
                                                              -------------   --------------   --------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $ 37,759,687    $ 337,886,651    $ 194,188,223
                                                              -------------   --------------   --------------
                                                              -------------   --------------   --------------

* Investments in securities at identified cost .............  $ 28,547,649    $ 215,688,147    $ 112,122,032
                                                              -------------   --------------   --------------
                                                              -------------   --------------   --------------

NET ASSET VALUE AND OFFERING PRICE:
CLASS A:
Net assets .................................................  $ 36,744,767    $ 275,935,155    $ 193,858,893
Shares outstanding (authorized four billion shares for each
  fund of $0.01 par value) .................................     3,696,840       18,274,290       15,975,325
Net asset value ............................................  $       9.94    $       15.10    $       12.13
Maximum offering price per share (net asset value plus 4% of
  offering price) ..........................................  $      10.35    $       15.73    $       12.64

CLASS B:
Net assets .................................................  $  1,014,920    $   1,404,255    $     329,330
Shares outstanding (authorized two billion shares for each
  fund of $0.01 par value) .................................       102,731           93,673           27,337
Net asset value and offering price per share ...............  $       9.88    $       14.99    $       12.05

CLASS Y:
Net assets .................................................            --    $  60,547,241               --
Shares outstanding (authorized one billion shares of $0.01
  par value) ...............................................            --        3,991,939               --
Net asset value and offering price per share ...............            --    $       15.17               --

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 1998
 ................................................................................

                                                                 SMALL
                                                                COMPANY        EMERGING
                                                                 GROWTH         GROWTH          GROWTH
                                                                  FUND           FUND            FUND
                                                              ------------   -------------   ------------
INCOME:
Dividends (net of foreign withholding taxes of $0; $0 and
  $6,944, respectively) ....................................  $    58,352    $    494,638    $   821,151
Interest ...................................................       74,303         332,869         97,373
                                                              ------------   -------------   ------------

  Total income .............................................      132,655         827,507        918,524
                                                              ------------   -------------   ------------

EXPENSES (NOTE 5):
Investment management fee ..................................      132,379       1,071,516        671,406
Distribution and service fees:
  CLASS A ..................................................       86,347         650,584        477,447
  CLASS B ..................................................        3,817           6,118          1,326
  CLASS Y ..................................................           --              --             --
Transfer agent and dividend disbursing agent fees ..........       31,172          91,339         59,259
Custodian and accounting fees ..............................       20,566          98,260         67,813
Registration fees ..........................................       18,613          31,208         22,487
Reports to shareholders ....................................        6,739          19,083         12,517
Directors' fees ............................................        4,036           4,036          4,036
Audit and legal fees .......................................       23,763          27,763         27,763
Other expenses .............................................        2,530           7,722          5,915
                                                              ------------   -------------   ------------
  Total expenses ...........................................      329,962       2,007,629      1,349,969
    Less Class A expenses waived by the distributor ........      (29,934)       (225,413)      (165,092)
    Less expenses waived by the advisor ....................      (63,322)             --             --
                                                              ------------   -------------   ------------

  Net expenses before expenses paid indirectly .............      236,706       1,782,216      1,184,877
    Less expenses paid indirectly ..........................         (485)           (285)           (13)
                                                              ------------   -------------   ------------

  Total net expenses .......................................      236,221       1,781,931      1,184,864
                                                              ------------   -------------   ------------

  Net investment loss ......................................     (103,566)       (954,424)      (266,340)
                                                              ------------   -------------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain on investments (note 3) ..................    4,009,989      44,740,586     14,806,635
Net change in unrealized appreciation or depreciation of
  investments ..............................................   (1,874,599)     (9,483,895)    (2,793,871)
                                                              ------------   -------------   ------------

  Net gain on investments ..................................    2,135,390      35,256,691     12,012,764
                                                              ------------   -------------   ------------

    Net increase in net assets resulting from operations ...  $ 2,031,824    $ 34,302,267    $11,746,424
                                                              ------------   -------------   ------------
                                                              ------------   -------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                SMALL COMPANY GROWTH FUND           EMERGING GROWTH FUND
                                                              ------------------------------   -------------------------------
                                                                Six Months                       Six Months
                                                              Ended 3/31/98     Year Ended     Ended 3/31/98      Year Ended
                                                               (Unaudited)        9/30/97       (Unaudited)        9/30/97
                                                              --------------   -------------   --------------   --------------
OPERATIONS:
Net investment income (loss) ...............................   $    (103,566)  $    (224,017)  $     (954,424)  $   (1,509,425)
Net realized gain on investments ...........................       4,009,989       3,716,140       44,740,586       34,831,105
Net change in unrealized appreciation or depreciation of
  investments ..............................................      (1,874,599)      8,021,635       (9,483,895)      25,682,866
                                                              --------------   -------------   --------------   --------------

  Net increase in net assets resulting from operations .....       2,031,824      11,513,758       34,302,267       59,004,546
                                                              --------------   -------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...............................              --         (82,567)              --               --
  From net realized gains ..................................        (597,551)     (8,846,691)     (27,994,020)     (27,377,820)
CLASS B:
  From net realized gains ..................................         (10,087)             --         (119,611)              --
CLASS Y:
  From net realized gains ..................................              --              --       (5,981,187)              --
                                                              --------------   -------------   --------------   --------------
  Total distributions ......................................        (607,638)     (8,929,258)     (34,094,818)     (27,377,820)
                                                              --------------   -------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ....................................................        (261,705)      2,174,732        1,271,853      (50,186,524)
CLASS B ....................................................         469,748         400,314          348,173          860,466
CLASS Y ....................................................              --              --          858,812       49,131,008
                                                              --------------   -------------   --------------   --------------
  Increase (decrease) in net assets from capital share
    transactions ...........................................         208,043       2,575,046        2,478,838         (195,050)
                                                              --------------   -------------   --------------   --------------
  Total increase (decrease) in net assets ..................       1,632,229       5,159,546        2,686,287       31,431,676

Net assets at beginning of period ..........................      36,127,458      30,967,912      335,200,364      303,768,688
                                                              --------------   -------------   --------------   --------------

Net assets at end of period ................................   $  37,759,687   $  36,127,458   $  337,886,651   $  335,200,364
                                                              --------------   -------------   --------------   --------------
                                                              --------------   -------------   --------------   --------------

Accumulated net investment loss ............................   $    (103,566)             --   $     (954,424)              --
                                                              --------------   -------------   --------------   --------------
                                                              --------------   -------------   --------------   --------------


                                                                       GROWTH FUND
                                                              ------------------------------

                                                               Six Months
                                                              Ended 3/31/98     Year Ended
                                                               (Unaudited)       9/30/97
                                                              -------------   --------------
OPERATIONS:
Net investment income (loss) ...............................  $    (266,340)  $      237,335
Net realized gain on investments ...........................     14,806,635       24,239,313
Net change in unrealized appreciation or depreciation of
  investments ..............................................     (2,793,871)      30,823,801
                                                              -------------   --------------
  Net increase in net assets resulting from operations .....     11,746,424       55,300,449
                                                              -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...............................             --         (284,304)
  From net realized gains ..................................    (21,147,360)     (17,945,057)
CLASS B:
  From net realized gains ..................................        (25,233)              --
CLASS Y:
  From net realized gains ..................................             --               --
                                                              -------------   --------------
  Total distributions ......................................    (21,172,593)     (18,229,361)
                                                              -------------   --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ....................................................      1,328,079      (13,397,914)
CLASS B ....................................................        122,669          188,390
CLASS Y ....................................................             --               --
                                                              -------------   --------------
  Increase (decrease) in net assets from capital share
    transactions ...........................................      1,450,748      (13,209,524)
                                                              -------------   --------------
  Total increase (decrease) in net assets ..................     (7,975,421)      23,861,564
Net assets at beginning of period ..........................    202,163,644      178,302,080
                                                              -------------   --------------
Net assets at end of period ................................  $ 194,188,223   $  202,163,644
                                                              -------------   --------------
                                                              -------------   --------------
Accumulated net investment loss ............................  $    (266,340)              --
                                                              -------------   --------------
                                                              -------------   --------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has 12 series, including Small Company Growth Fund, Emerging Growth Fund, and Growth Fund (the funds). Each fund is classified as a diversified series. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      The funds commenced offering Class B shares and Emerging Growth Fund commenced offering Class Y shares on February 18, 1997. All shares existing prior to that date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge

                      - Lower distribution and service fees than Class B

                      CLASS B:
                      - No front-end sales charge

                      - Subject to a contingent deferred sales charge upon redemption

                      - Higher distribution and service fees than Class A

                      - Automatic conversion to Class A shares at the beginning of the sixth calendar year after issuance

                      CLASS Y:
                      - Requires a minimum initial investment of $1 million

                      - No front-end or contingent deferred sales charges

                      - No distribution and service fees

                      The classes of shares have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges.

                      Small Company Growth Fund invests primarily in common stocks of small-capitalization companies believed to possess superior growth potential.

                      Emerging Growth Fund invests primarily in common stocks and securities convertible into common stocks of emerging growth companies.

                      Growth Fund invests primarily in a broadly diversified portfolio of stocks or securities convertible into or carrying rights to buy common stocks.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      valued according to procedures adopted by the funds' board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      ALLOCATION OF INCOME, EXPENSES AND GAINS(LOSSES)
                      Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income will be declared separately for each class and paid at least annually. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended March 31, 1998, were as follows:

                                          SMALL COMPANY      EMERGING        GROWTH
                                           GROWTH FUND     GROWTH FUND        FUND
                                          --------------   ------------   ------------
Purchases ..............................    $14,198,235    $ 63,601,296   $ 57,309,154
Proceeds from sales ....................    $14,303,535    $ 92,473,371   $ 80,267,356

                      During the six months ended March 31, 1998, brokerage commissions paid to Piper Jaffray Inc., an affiliated broker, amounted to $10,644, $0 and $2,400 for Small Company Growth Fund, Emerging Growth Fund, and Growth Fund, respectively.

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions for the funds were as follows:

                                            SIX MONTHS ENDED            YEAR ENDED
                                             MARCH 31, 1998       SEPTEMBER 30, 1997(A)
                                          ---------------------  ------------------------
                                           SHARES     AMOUNT       SHARES       AMOUNT
                                          --------  -----------  ----------  ------------
SMALL COMPANY GROWTH FUND:
CLASS A
  Sales of fund shares .................   331,118  $ 3,016,883   1,030,455  $  7,678,103
  Issued for reinvested
    distributions ......................    64,210      597,551   1,298,315     8,636,664
  Redemptions of fund shares ...........  (423,573)  (3,876,139) (1,806,030)  (14,140,035)
  Issued for stock dividend ............        --           --   1,555,872            --
                                          --------  -----------  ----------  ------------
                                           (28,245) $  (261,705)  2,078,612  $  2,174,732
                                          --------  -----------  ----------  ------------
                                          --------  -----------  ----------  ------------
CLASS B
  Sales of fund shares .................    64,476  $   580,950      53,821  $    424,004
  Issued for reinvested
    distributions ......................     1,139       10,087          --            --
  Redemptions of fund shares ...........   (13,138)    (121,289)     (3,567)      (23,690)
                                          --------  -----------  ----------  ------------
                                            52,477  $   469,748      50,254  $    400,314
                                          --------  -----------  ----------  ------------
                                          --------  -----------  ----------  ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              SIX MONTHS ENDED             YEAR ENDED
                                               MARCH 31, 1998        SEPTEMBER 30, 1997(A)
                                          ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------
EMERGING GROWTH FUND:
CLASS A
  Sales of fund shares .................     904,869  $ 12,311,107   4,214,135  $ 52,588,314
  Issued for reinvested
    distributions ......................   2,162,969    27,318,293   2,159,866    26,933,532
  Redemptions of fund shares ...........  (2,652,081)  (36,148,506) (6,351,382)  (80,423,986)
  Redemptions in exchange for Class Y
    shares .............................    (161,345)   (2,209,041) (3,914,798)  (49,284,384)
                                          ----------  ------------  ----------  ------------
                                             254,412  $  1,271,853  (3,892,179) $(50,186,524)
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------
CLASS B
  Sales of fund shares .................      42,380  $    574,319      81,216  $  1,045,576
  Issued for reinvested
    distributions ......................       9,516       119,611          --            --
  Redemptions of fund shares ...........     (25,867)     (345,757)    (13,572)     (185,110)
                                          ----------  ------------  ----------  ------------
                                              26,029  $    348,173      67,644  $    860,466
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------
CLASS Y
  Sales of fund shares .................   2,713,072  $ 36,717,533     907,255  $ 12,792,132
  Sales in exchange from Class A
    shares .............................     160,699     2,209,041   3,914,209    49,284,384
  Issued for reinvested
    distributions ......................     451,799     5,724,291          --            --
  Redemptions of fund shares ...........  (3,218,933)  (43,792,053)   (936,162)  (12,945,508)
                                          ----------  ------------  ----------  ------------
                                             106,637  $    858,812   3,885,302  $ 49,131,008
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------

                                              SIX MONTHS ENDED             YEAR ENDED
                                               MARCH 31, 1998        SEPTEMBER 30, 1997(A)
                                          ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------
GROWTH FUND:
CLASS A
  Sales of fund shares .................     639,373  $  7,334,817   1,726,718  $ 18,865,295
  Issued for reinvested
    distributions ......................   1,888,911    20,664,690   1,772,740    17,663,981
  Redemptions of fund shares ...........  (2,341,795)  (26,671,428) (4,513,968)  (49,927,190)
  Issued for stock dividend ............          --            --   8,376,464            --
                                          ----------  ------------  ----------  ------------
                                             186,489  $  1,328,079   7,361,954  $(13,397,914)
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------
CLASS B
  Sales of fund shares .................       9,768  $    111,562      16,775  $    191,828
  Issued for reinvested
    distributions ......................       2,317        25,233          --            --
  Redemptions of fund shares ...........      (1,174)      (14,126)       (349)       (3,438)
                                          ----------  ------------  ----------  ------------
                                              10,911  $    122,669      16,426  $    188,390
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------

                            (A) REPRESENTS PERIOD FROM FEBRUARY 18 (COMMENCEMENT
OF OFFERING OF SHARES) TO SEPTEMBER 30, 1997, FOR CLASS B AND CLASS Y.

                      Sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for distributing the funds' shares for the six months ended March 31, 1998, were as follows:

                                            SMALL COMPANY                EMERGING
                                             GROWTH FUND                GROWTH FUND                 GROWTH FUND
                                          -----------------   -------------------------------   --------------------
                                          CLASS A  CLASS B     CLASS A    CLASS B    CLASS Y     CLASS A    CLASS B
                                          -------  --------   ---------   --------   --------   ---------   --------
Front-end sales charges ................  $43,985   $   --    $ 101,036   $     --      $--     $  35,741     $ --
Contingent deferred sales charges ......    1,378    4,763       10,600     11,327       --         2,408      412
                                          -------  --------   ---------   --------      ---     ---------   --------
                                          $45,363   $4,763    $ 111,636   $ 11,327      $--     $  38,149     $412
                                          -------  --------   ---------   --------      ---     ---------   --------
                                          -------  --------   ---------   --------      ---     ---------   --------

(5) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund is

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      equal to an annual rate of 0.75% of the first $100 million in net assets, 0.65% of the next $200 million and decreasing percentages thereafter to 0.50% of net assets in excess of $500 million. For the six months ended March 31, 1998, the effective investment management fee paid by the funds was 0.75%, 0.68% and 0.70% on an annual basis for Small Company Growth Fund, Emerging Growth Fund and Growth Fund, respectively.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each class, which are being voluntarily limited for Class A for the year ending September 30, 1998, are stated below as a percent of average daily net assets attributable to such shares.

                                            SMALL COMPANY              EMERGING
                                             GROWTH FUND              GROWTH FUND              GROWTH FUND
                                          -----------------   ---------------------------   -----------------
                                          CLASS A   CLASS B   CLASS A   CLASS B   CLASS Y   CLASS A   CLASS B
                                          -------   -------   -------   -------   -------   -------   -------
Distribution fee .......................    0.25%     0.75%     0.25%     0.75%     --        0.25%     0.75%
Service fee ............................    0.25%     0.25%     0.25%     0.25%     --        0.25%     0.25%
                                                                                    --
                                          -------   -------   -------   -------             -------   -------
Total distribution and service fees ....    0.50%     1.00%     0.50%     1.00%     --        0.50%     1.00%
                                                                                    --
                                                                                    --
                                          -------   -------   -------   -------             -------   -------
                                          -------   -------   -------   -------             -------   -------
Total distribution and service fees
  after voluntary limitation ...........    0.34%     1.00%     0.34%     1.00%     --        0.34%     1.00%
                                                                                    --
                                                                                    --
                                          -------   -------   -------   -------             -------   -------
                                          -------   -------   -------   -------             -------   -------

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed account. For the six months ended March 31, 1998, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                          SMALL COMPANY      EMERGING
                                           GROWTH FUND     GROWTH FUND    GROWTH FUND
                                          --------------   ------------   ------------
Piper Jaffray ..........................      $13,526         $61,754        $34,839
Piper Trust ............................          130           9,560          6,918
                                          --------------   ------------   ------------
                                              $13,656         $71,314        $41,757
                                          --------------   ------------   ------------
                                          --------------   ------------   ------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses. For the year ending September 30, 1998, Piper Capital is voluntarily limiting total fees and expenses for Small Company Growth Fund to annual rates of 1.34% and 2.00% of average daily net assets attributable to such shares for Class A and Class B, respectively.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(6) PENDING
    ACQUISITION
 ................................
                      On December 15, 1997, Piper Jaffray Companies Inc., the parent company of the funds' investment advisor, announced that it had entered into an agreement to be acquired by U.S. Bancorp. It is anticipated that this acquisition will be completed in the second quarter of 1998, subject to regulatory approval, the approval of Piper Jaffray Companies shareholders and the satisfaction of customary closing conditions.

                      U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of December 31, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of nearly $71.3 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

                      Effective as of the date of the acquisition, SEI Investments Distribution Company will assume the role of the principal distributor for the funds.

                      Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp will result in the assignment and automatic termination of the funds' investment advisory agreements with Piper Capital Management Incorporated. The 1940 Act requires that any new investment advisory agreements for the funds be approved by the funds' board of directors and shareholders.

(7) SUBSEQUENT EVENTS
 ................................
                      CLASS B SHARES NO LONGER OFFERED
                      Effective April 21, 1998, the funds will no longer offer Class B shares. Any outstanding Class B shares of a fund will be automatically converted to Class A shares of the same fund as of the close of business on April 27, 1998. No contingent deferred sales charges or other fees will be imposed in connection with this conversion.

                      FUND CONVERSION
                      In connection with the acquisition of Piper Jaffray Companies Inc. by U.S. Bancorp, the funds' board of directors has recommended that the funds be merged into mutual funds managed by First American Asset Management, a division of U.S. Bank. The proposed fund mergers require shareholder approval, and proxy statements requesting shareholder votes will be mailed in May 1998. If approved, the mergers are expected to occur on or about July 31, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      SMALL COMPANY GROWTH FUND

                                                                         CLASS A
                                          ----------------------------------------------------------------------
                                          Six Months
                                             Ended
                                           March 31,                     Year Ended September 30,
                                             1998          -----------------------------------------------------
                                          (Unaudited)        1997        1996       1995       1994       1993
                                          -----------      --------    --------   --------   --------   --------
PER-SHARE DATA (A)
Net asset value, beginning of period ...  $     9.57       $   9.41    $   9.73   $   8.59   $   8.42   $   6.79
                                          -----------      --------    --------   --------   --------   --------
Operations:
  Net investment income (loss) .........       (0.03)         (0.09)       0.03       0.05       0.04       0.01
  Net realized and unrealized gains on
    investments ........................        0.56           3.11        0.48       1.14       0.15       1.65
                                          -----------      --------    --------   --------   --------   --------
    Total from operations ..............        0.53           3.02        0.51       1.19       0.19       1.66
                                          -----------      --------    --------   --------   --------   --------
Distributions to shareholders:
  From net investment income ...........          --          (0.02)      (0.04)     (0.05)     (0.02)     (0.03)
  From net realized gains ..............       (0.16)         (2.84)      (0.79)        --         --         --
                                          -----------      --------    --------   --------   --------   --------
    Total distributions to
      shareholders .....................       (0.16)         (2.86)      (0.83)     (0.05)     (0.02)     (0.03)
                                          -----------      --------    --------   --------   --------   --------
    Net asset value, end of period .....  $     9.94       $   9.57    $   9.41   $   9.73   $   8.59   $   8.42
                                          -----------      --------    --------   --------   --------   --------
                                          -----------      --------    --------   --------   --------   --------
SELECTED INFORMATION
Total return (b) .......................        5.72%         45.66%       5.38%     13.88%      2.12%     24.56%
Net assets at end of period (in
  millions) ............................  $       37       $     36    $     31   $     48   $     78   $     84
Ratio of expenses to average daily net
  assets ...............................        1.33%(e)       1.34%       1.32%      1.40%      1.32%      1.28%
Ratio of net investment income (loss) to
  average daily net assets .............       (0.57)%(e)     (0.75)%      0.20%      0.43%      0.37%      0.50%
Average commission rate paid on
  portfolio transactions (c) ...........  $   0.0600       $ 0.0600    $ 0.0600        n/a        n/a        n/a
Portfolio turnover rate (excluding
  short-term securities) ...............          43%           109%        125%       182%       177%       154%
Ratios before waivers by the advisor
  and/or distributor:
  Ratio of expenses to average daily net
    assets before waivers ..............        1.86%(e)       1.98%       1.79%      1.63%      1.54%      1.86%
  Ratio of net investment income (loss)
    to average daily net assets before
    waivers ............................       (1.10)%(e)     (1.39)%     (0.27)%     0.20%      0.15%     (0.08)%

                                                                     CLASS B
                                                       ------------------------------------
                                                         Six Months
                                                            Ended            Period Ended
                                                       March 31, 1998        September 30,
                                                         (Unaudited)            1997(d)
                                                       ---------------      ---------------
PER-SHARE DATA
Net asset value, beginning of period .............           $   9.54             $   7.24
                                                       ---------------      ---------------
Operations:
  Net investment loss ............................              (0.05)               (0.03)
  Net realized and unrealized gains on
    investments ..................................               0.55                 2.33
                                                       ---------------      ---------------
    Total from operations ........................               0.50                 2.30
                                                       ---------------      ---------------
Distributions to shareholders:
  From net realized gains on investments .........              (0.16)                  --
                                                       ---------------      ---------------
    Net asset value, end of period ...............           $   9.88             $   9.54
                                                       ---------------      ---------------
                                                       ---------------      ---------------
SELECTED INFORMATION
Total return (b) .................................               5.42%               31.77%
Net assets at end of period (in thousands) .......           $  1,015             $    480
Ratio of expenses to average daily net assets
  (e) ............................................               1.99%                1.98%
Ratio of net investment loss to average daily net
  assets (e) .....................................              (1.27)%              (1.49)%
Average commission rate paid on portfolio
  transactions (c) ...............................           $ 0.0600             $ 0.0600
Portfolio turnover rate (excluding short-term
  securities) ....................................                 43%                 109%
Ratios before waivers by the advisor:
  Ratio of expenses to average daily net assets
    before waivers (e) ...........................               2.43%                2.15%
  Ratio of net investment loss to average daily
    net assets before waivers (e) ................              (1.71)%              (1.66)%

(a) PER-SHARE AMOUNTS HAVE BEEN ADJUSTED TO REFLECT THE EFFECT OF THE STOCK DIVIDEND DECLARED ON OCTOBER 21, 1996. SEE NOTE 4 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(c)  DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996.
(d)  COMMENCEMENT OF OFFERING OF CLASS B SHARES WAS FEBRUARY 18, 1997.
(e)  ANNUALIZED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      EMERGING GROWTH FUND

                                                                                 CLASS A
                                                --------------------------------------------------------------------------
                                                  Six Months
                                                    Ended                         Year Ended September 30,
                                                March 31, 1998    --------------------------------------------------------
                                                 (Unaudited)        1997        1996        1995        1994        1993
                                                --------------    --------    --------    --------    --------    --------
PER-SHARE DATA (A)
Net asset value, beginning of period ........        $  15.25     $  13.86    $  12.97    $   9.63    $   9.87    $   7.21
                                                --------------    --------    --------    --------    --------    --------
Operations:
  Net investment loss .......................           (0.05)       (0.08)      (0.05)      (0.06)      (0.04)      (0.03)
  Net realized and unrealized gains (losses)
    on investments ..........................            1.46         2.72        2.18        3.40       (0.20)       2.69
                                                --------------    --------    --------    --------    --------    --------
    Total from operations ...................            1.41         2.64        2.13        3.34       (0.24)       2.66
                                                --------------    --------    --------    --------    --------    --------
Distributions to shareholders:
  From net realized gains ...................           (1.56)       (1.25)      (1.24)         --          --          --
                                                --------------    --------    --------    --------    --------    --------
    Net asset value, end of period ..........        $  15.10     $  15.25    $  13.86    $  12.97    $   9.63    $   9.87
                                                --------------    --------    --------    --------    --------    --------
                                                --------------    --------    --------    --------    --------    --------
SELECTED INFORMATION
Total return (b) ............................           11.26%       21.04%      17.84%      34.68%      (2.38)%     36.92%
Net assets at end of period (in millions) ...        $    276     $    275    $    304    $    253    $    224    $    191
Ratio of expenses to average daily net
  assets ....................................            1.18%(e)     1.23%       1.18%       1.24%       1.24%       1.29%
Ratio of net investment loss to average daily
  net assets ................................           (0.66)%(e)    (0.55)%    (0.41)%     (0.51)%     (0.38)%     (0.34)%
Average commission rate paid on portfolio
  transactions (c) ..........................        $ 0.0600     $ 0.0600    $ 0.0600         n/a         n/a         n/a
Portfolio turnover rate (excluding short-term
  securities) ...............................              21%          51%         44%         33%         31%         30%
Ratios before waivers by the advisor and/or
  distributor:
  Ratio of expenses to average daily net
    assets before waivers ...................            1.35%(e)     1.39%       1.37%       1.42%       1.44%       1.49%
  Ratio of net investment loss to average
    daily net assets before waivers .........           (0.83)%(e)    (0.71)%    (0.60)%     (0.69)%     (0.58)%     (0.54)%

                                                                 CLASS B                             CLASS Y
                                                     --------------------------------    --------------------------------
                                                       Six Months                          Six Months
                                                         Ended          Period Ended         Ended          Period Ended
                                                     March 31, 1998    September 30,     March 31, 1998    September 30,
                                                      (Unaudited)         1997(d)         (Unaudited)         1997(d)
                                                     --------------    --------------    --------------    --------------
PER-SHARE DATA
Net asset value, beginning of period .............        $  15.20          $  12.54          $  15.29          $  12.54
                                                     --------------    --------------    --------------    --------------
Operations:
  Net investment loss ............................           (0.09)            (0.10)            (0.02)            (0.01)
  Net realized and unrealized gains on
    investments ..................................            1.44              2.76              1.46              2.76
                                                     --------------    --------------    --------------    --------------
    Total from operations ........................            1.35              2.66              1.44              2.75
                                                     --------------    --------------    --------------    --------------
Distributions to shareholders:
  From net realized gains on investments .........           (1.56)               --             (1.56)               --
                                                     --------------    --------------    --------------    --------------
    Net asset value, end of period ...............        $  14.99          $  15.20          $  15.17          $  15.29
                                                     --------------    --------------    --------------    --------------
                                                     --------------    --------------    --------------    --------------
SELECTED INFORMATION
Total return (b) .................................           10.88%            21.21%            11.45%            21.93%
Net assets at end of period (in millions) ........        $      1          $      1          $     61          $     59
Ratio of expenses to average daily net assets
  (e) ............................................            1.85%             1.85%             0.85%             0.87%
Ratio of net investment loss to average daily net
  assets (e) .....................................           (1.33)%           (1.16)%           (0.33)%           (0.16)%
Average commission rate paid on portfolio
  transactions (c) ...............................        $ 0.0600          $ 0.0600          $ 0.0600          $ 0.0600
Portfolio turnover rate (excluding short-term
  securities) ....................................              21%               51%               21%               51%

(a) PER-SHARE AMOUNTS HAVE BEEN ADJUSTED TO REFLECT THE EFFECT OF THE STOCK DIVIDEND DECLARED ON DECEMBER 23, 1995. SEE NOTE 4 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(c)  DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996.
(d)  COMMENCEMENT OF OFFERING OF CLASS B AND CLASS Y SHARES WAS FEBRUARY 18,
     1997.
(e)  ANNUALIZED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      GROWTH FUND

                                                                        CLASS A
                                     -----------------------------------------------------------------------------
                                     Six Months Ended                     Year Ended September 30,
                                      March 31, 1998      --------------------------------------------------------
                                        (Unaudited)         1997        1996        1995        1994        1993
                                     -----------------    --------    --------    --------    --------    --------
PER-SHARE DATA (A)
Net asset value, beginning of
  period ..........................       $ 12.79         $  10.58    $  10.20    $   9.45    $   9.65    $   8.53
                                     -----------------    --------    --------    --------    --------    --------
Operations:
  Net investment income (loss) ....         (0.02)            0.01        0.03        0.04        0.04        0.06
  Net realized and unrealized gains
    (losses) on investments .......          0.71             3.28        1.55        1.80       (0.18)       1.12
                                     -----------------    --------    --------    --------    --------    --------
    Total from operations .........          0.69             3.29        1.58        1.84       (0.14)       1.18
                                     -----------------    --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income ......            --            (0.01)      (0.03)      (0.04)      (0.06)      (0.06)
  From net realized gains .........         (1.35)           (1.07)      (1.17)      (1.05)         --          --
                                     -----------------    --------    --------    --------    --------    --------
    Total distributions to
      shareholders ................         (1.35)           (1.08)      (1.20)      (1.09)      (0.06)      (0.06)
                                     -----------------    --------    --------    --------    --------    --------
    Net asset value, end of
      period ......................       $ 12.13         $  12.79    $  10.58    $  10.20    $   9.45    $   9.65
                                     -----------------    --------    --------    --------    --------    --------
                                     -----------------    --------    --------    --------    --------    --------
SELECTED INFORMATION
Total return (b) ..................          6.52%           34.09%      16.87%      20.60%      (1.51)%     13.85%
Net assets at end of period (in
  millions) .......................       $   194         $    202    $    178    $    172    $    195    $    252
Ratio of expenses to average daily
  net assets ......................          1.24%(e)         1.26%       1.24%       1.27%       1.23%       1.26%
Ratio of net investment income
  (loss) to average daily net
  assets ..........................         (0.28)%(e)        0.13%       0.28%       0.40%       0.43%       0.66%
Average commission rate paid on
  portfolio transactions (c) ......       $0.0600         $ 0.0600    $ 0.0600         n/a         n/a         n/a
Portfolio turnover rate (excluding
  short-term securities) ..........            30%              44%         19%         80%         11%         45%
Ratios before waivers by the
  distributor:
  Ratio of expenses to average
    daily net assets before
    waivers .......................          1.41%(e)         1.42%       1.43%       1.45%       1.42%       1.44%
  Ratio of net investment income
    (loss) to average daily net
    assets before waivers .........         (0.45)%(e)       (0.03)%      0.09%       0.22%       0.24%       0.48%

                                                       CLASS B
                                          ----------------------------------
                                          Six Months Ended     Period Ended
                                           March 31, 1998     September 30,
                                             (Unaudited)         1997(d)
                                          -----------------   --------------
PER-SHARE DATA
Net asset value, beginning of period ...       $ 12.75            $ 10.53
                                          -----------------   --------------
Operations:
  Net investment loss ..................         (0.05)             (0.03)
  Net realized and unrealized gains on
    investments ........................          0.70               2.25
                                          -----------------   --------------
    Total from operations ..............          0.65               2.22
                                          -----------------   --------------
Distributions to shareholders:
  From net realized gains on
    investments ........................         (1.35)                --
                                          -----------------   --------------
    Net asset value, end of period .....       $ 12.05            $ 12.75
                                          -----------------   --------------
                                          -----------------   --------------
SELECTED INFORMATION
Total return (b) .......................          6.20%             21.08%
Net assets at end of period (in
  thousands) ...........................       $   329            $   209
Ratio of expenses to average daily net
  assets (e) ...........................          1.91%              1.90%
Ratio of net investment loss to average
  daily net assets (e) .................         (0.93)%            (0.74)%
Average commission rate paid on
  portfolio transactions (c) ...........       $0.0600            $0.0600
Portfolio turnover rate (excluding
  short-term securities) ...............            30%                44%

(a) PER-SHARE AMOUNTS HAVE BEEN ADJUSTED TO REFLECT THE EFFECT OF THE STOCK DIVIDEND DECLARED ON OCTOBER 21, 1996. SEE NOTE 4 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(c)  DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996.
(d)  COMMENCEMENT OF OFFERING OF CLASS B SHARES WAS FEBRUARY 18, 1997.
(e)  ANNUALIZED.

--------------------------------------------------------------------------------

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND                                         March 31, 1998
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (93.3%):
  BASIC MATERIALS (5.8%):
    AptarGroup Inc. .....................................        7,000      $    420,437
    Brunswick Technologies ..............................       20,000(b)        280,000
    ChiRex Inc. .........................................       14,500(b)        274,594
    Cuno Inc. ...........................................       27,000(b)        594,000
    OM Group ............................................       15,000           631,875
                                                                            ------------
                                                                               2,200,906
                                                                            ------------

  CAPITAL GOODS AND SERVICES (8.4%):
    American Disposal Services, Inc. ....................       12,000(b)        453,000
    Casella Waste Systems Class A .......................       15,000(b)        396,562
    CompX International .................................       15,000(b)        350,625
    Control Devices Inc. ................................       20,000(b)        307,500
    Dura Automotive Systems 'A' .........................       10,800(b)        346,950
    Kuhlman Corp. .......................................        4,200           204,487
    Miller (Herman) .....................................       18,000           603,562
    Rental Service ......................................       22,000(b)        511,500
                                                                            ------------
                                                                               3,174,186
                                                                            ------------

  COMMERCIAL SERVICES (7.3%):
    ABR Information Services ............................       13,000(b)        365,625
    American Building Maintenance .......................       10,000           310,625
    G & K Services Class A ..............................       13,500           592,312
    Learning Tree International .........................       15,000(b)        331,875
    U.S. Foodservice ....................................       20,000(b)        736,250
    Wackenhut Corrections ...............................       17,000(b)        426,062
                                                                            ------------
                                                                               2,762,749
                                                                            ------------

  CONSUMER NON-DURABLES (2.7%):
    1-800 CONTACTS Inc. .................................       10,000(b)        198,750
    Columbia Sportswear .................................       20,000(b)        422,500
    Home Products International Inc. ....................       25,000(b)        403,125
                                                                            ------------
                                                                               1,024,375
                                                                            ------------

  CONSUMER SERVICES (7.6%):
    Carriage Services 'A' ...............................       20,000(b)        480,000
    Chancellor Media Corp. ..............................       11,000(b)        504,625
    Computer Learning Centers ...........................       19,000(b)        318,250
    Consolidated Products ...............................       12,500(b)        240,625
    Equity Corp. International ..........................       17,000(b)        406,937
    PJ America Inc. .....................................       23,000(b)        414,000
    Strayer Education ...................................       15,000           498,750
                                                                            ------------
                                                                               2,863,187
                                                                            ------------

  ENERGY (5.2%):
    Dril-Quip Inc. ......................................       12,500(b)        406,250
    IRI International Corp. .............................       30,000(b)        367,500
    Newpark Resources ...................................       18,000(b)        328,500
    St. Mary Land Exploration ...........................       11,000           420,406
    Tuboscope Inc. ......................................       22,000(b)        418,000
                                                                            ------------
                                                                               1,940,656
                                                                            ------------

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------

  FINANCIAL SERVICES (11.4%):
    Affiliated Managers Group ...........................       20,000(b)   $    697,500
    AMRESCO Inc. ........................................       17,000(b)        556,750
    ARM Financial Group Class A .........................       19,000           440,563
    Commerce Bancorp ....................................        8,966           493,690
    Financial Federal ...................................       19,000(b)        484,500
    First Republic Bancorp (CA) .........................       10,000(b)        360,000
    GBC Bancorp .........................................        6,000           400,875
    Stirling Cooke Brown Holdings Ltd. ..................       13,000(c)        347,750
    Westamerica Bancorporation ..........................       15,900           530,663
                                                                            ------------
                                                                               4,312,291
                                                                            ------------

  HEALTH CARE (12.5%):
    Alpha 1 Biomedicals, Inc. ...........................        5,391(b)            243
    Biosite Diagnostics .................................       15,000(b)        244,688
    Centennial HealthCare ...............................       10,000(b)        251,250
    Cyberonics ..........................................       11,800(b)        376,125
    Cytyc Corp. .........................................       11,000(b)        275,000
    Daou Systems Inc. ...................................       18,200(b)        356,038
    Express Scripts 'A' .................................        7,000(b)        593,469
    Medical Manager .....................................       14,000(b)        406,000
    Novoste Corp. .......................................        9,000(b)        233,438
    Perclose Inc. .......................................       12,000(b)        339,750
    Physio-Control International ........................       11,000(b)        192,500
    PSS World Medical ...................................       19,500(b)        458,250
    QuadraMed ...........................................        8,000(b)        267,000
    Scherer (R.P.) ......................................        8,000(b)        540,000
    Urogen ..............................................       10,000(b)             --
    Urologix Inc. .......................................       20,000(b)        185,625
                                                                            ------------
                                                                               4,719,376
                                                                            ------------

  RETAIL TRADE (9.4%):
    99 (Cents) Only Stores ..............................       13,250(b)        462,922
    Duane Reade Inc. ....................................       20,000(b)        511,250
    Fred's Inc. .........................................       15,000           373,125
    Hibbett Sporting Goods ..............................       26,000(b)        721,500
    O'Reilly Automotive .................................       13,000(b)        358,313
    Pier 1 Imports ......................................       15,000           406,875
    Stage Stores ........................................       14,000(b)        722,750
                                                                            ------------
                                                                               3,556,735
                                                                            ------------

  TECHNOLOGY (19.8%):
    Applied Micro Circuits ..............................       10,000(b)        225,000
    Aris Corp. ..........................................       15,500(b)        461,125
    Aspect Development ..................................        9,000(b)        493,875
    Industri-Matematik International ....................       15,000(b) (c)      470,625
    ISS Group ...........................................        5,400(b)        209,925
    Made2Manage Systems .................................       35,000(b)        341,250
    Ontrack Data International ..........................       30,000(b)        487,500
    P-COM Inc. ..........................................       29,000(b)        580,000
    Peerless Systems ....................................       35,000(b)        630,000
    Photronics, Inc. ....................................       14,000(b)        392,000
    PMC-Sierra Inc. .....................................       17,500(b) (c)      665,000
    RELTEC Corp. ........................................        5,300(b)        187,819
    Sipex Corp. .........................................       20,000(b)        660,000
    Technology Solutions ................................       15,000(b)        397,500
    Tecnomatix Technologies Ltd. ........................       10,000(b) (c)      376,250
    Tier Technologies ...................................       35,000(b)        603,750

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND
(CONTINUED)

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Wonderware Corp. ....................................       12,000(b)   $    286,500
                                                                            ------------
                                                                               7,468,119
                                                                            ------------

  TRANSPORTATION (2.3%):
    C.H. Robinson Worldwide .............................       12,000           312,000
    Knightsbridge Tankers Ltd. ..........................       20,000(c)        570,000
                                                                            ------------
                                                                                 882,000
                                                                            ------------

  UTILITIES (0.9%):
    Quanta Services Inc. ................................       20,000(b)        331,250
                                                                            ------------

      Total Common Stock
        (cost: $25,633,649)  ............................                     35,235,830
                                                                            ------------

SHORT-TERM SECURITIES (7.7%):
    Repurchase agreement with Goldman Sachs, acquired on
      3/31/98, interest of $486, 6.00%, 4/1/98
      (cost: $2,914,000) ................................  $ 2,914,000(d)      2,914,000
                                                                            ------------

      Total Investments in Securities
        (cost: $28,547,649) (e)  ........................                   $ 38,149,830
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) SECURITIES OF FOREIGN ISSUERS ARE DENOMINATED IN U.S. DOLLARS. THE AGGREGATE VALUE OF THESE SECURITIES AT MARCH 31, 1998, IS $2,429,625, WHICH REPRESENTS 6.4% OF TOTAL NET ASSETS.
(d) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(e) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 10,135,395
      GROSS UNREALIZED DEPRECIATION ......      (533,214)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  9,602,181
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

EMERGING GROWTH FUND                                              March 31, 1998
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (96.6%):
  BASIC MATERIALS (6.4%):
    AptarGroup Inc. .....................................       60,000      $  3,603,750
    Bemis Co. ...........................................       70,000         3,158,750
    Ecolab Inc. .........................................      154,000         4,466,000
    Sealed Air ..........................................       81,000(b)      5,305,500
    Valspar Corp. .......................................      128,000         5,024,000
                                                                            ------------
                                                                              21,558,000
                                                                            ------------

  CAPITAL GOODS AND SERVICES (8.0%):
    Allied Waste Industries .............................      152,500(b)      3,807,734
    Danaher Corp. .......................................      100,000         7,593,750
    Miller (Herman) .....................................      162,000         5,432,062
    Molex Inc. Class A ..................................       93,750         2,513,672
    Pentair, Inc. .......................................      100,000         4,475,000
    Tower Automotive ....................................       73,800(b)      3,321,000
                                                                            ------------
                                                                              27,143,218
                                                                            ------------

  COMMERCIAL SERVICES (6.8%):
    Cintas Corp. ........................................       70,000         3,622,500
    Corrections Corp. of America ........................      100,000(b)      3,412,500
    G & K Services Class A ..............................       50,000         2,193,750
    Richfood Holdings ...................................      167,500         5,360,000
    Servicemaster Company ...............................       60,000         1,713,750
    U.S. Foodservice ....................................      105,000(b)      3,865,312
    Wackenhut Corrections ...............................      110,000(b)      2,756,875
                                                                            ------------
                                                                              22,924,687
                                                                            ------------

  CONSUMER DURABLES (1.2%):
    Newell Co. ..........................................       85,000         4,117,187
                                                                            ------------

  CONSUMER NON-DURABLES (3.1%):
    Rexall Sundown ......................................      115,000(b)      3,917,187
    Sola International ..................................      155,000(b)      6,422,813
                                                                            ------------
                                                                              10,340,000
                                                                            ------------

  CONSUMER SERVICES (11.4%):
    Apollo Group Class A ................................      110,000(b)      5,293,750
    Chancellor Media Corp. ..............................      140,000(b)      6,422,500
    Clear Channel Communication .........................       76,000(b)      7,448,000
    DeVRY Inc. ..........................................      120,000(b)      4,102,500
    Premier Parks .......................................       60,000(b)      3,480,000
    Regal Cinemas .......................................      130,000(b)      3,900,000
    Stewart Enterprises Class A .........................      145,000         8,065,625
                                                                            ------------
                                                                              38,712,375
                                                                            ------------

  ENERGY (6.2%):
    Camco International .................................       57,000         3,448,500
    National-Oilwell ....................................      100,000(b)      3,281,250
    Newfield Exploration ................................      166,570(b)      4,341,231
    Noble Affiliates ....................................      110,000         4,578,750
    Noble Drilling Corp. ................................      100,000         3,056,250
    Smith International .................................       39,000(b)      2,147,438
                                                                            ------------
                                                                              20,853,419
                                                                            ------------

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------

  FINANCIAL SERVICES (12.5%):
    AMRESCO Inc. ........................................      125,000(b)   $  4,093,750
    Charter One Financial ...............................       80,000         5,355,000
    FINOVA Group ........................................      115,000         6,770,625
    MGIC Investment .....................................       80,000         5,255,000
    ReliaStar Financial .................................       87,500         4,030,469
    Schwab (Charles) Corp. ..............................      100,000         3,800,000
    Star Banc Corp. .....................................      106,110         6,273,754
    TCF Financial .......................................      200,000         6,787,500
                                                                            ------------
                                                                              42,366,098
                                                                            ------------

  HEALTH CARE (12.5%):
    BioChem Pharma ......................................      137,650(b) (c)    3,329,409
    Cardinal Health .....................................       35,000         3,086,563
    DENTSPLY International ..............................      146,000         4,553,375
    Elan Corp. PLC - ADR ................................      130,000(b) (c)    8,401,250
    Genzyme Corp. - General Division ....................      100,000(b)      3,200,000
    Guidant Corp. .......................................       25,000         1,834,375
    Health Management Association .......................      150,000(b)      4,293,750
    PSS World Medical ...................................      215,000(b)      5,052,500
    Quintiles Transnational .............................      103,250(b)      4,975,359
    Stryker Corp. .......................................       73,400         3,440,625
                                                                            ------------
                                                                              42,167,206
                                                                            ------------

  RETAIL TRADE (6.4%):
    Consolidated Stores .................................      120,000(b)      5,152,500
    Dollar General ......................................      140,625         5,440,430
    Kohl's Corp. ........................................       45,000(b)      3,678,750
    Stage Stores ........................................      140,000(b)      7,227,500
                                                                            ------------
                                                                              21,499,180
                                                                            ------------

  TECHNOLOGY (22.1%):
    ADC Telecommunications ..............................      130,000(b)      3,583,125
    Advanced Fibre Communications .......................       58,000(b)      2,109,750
    Analog Devices ......................................      100,000(b)      3,325,000
    Ascend Communications ...............................      100,000(b)      3,787,500
    Cambridge Technology Partners Inc. ..................      108,000(b)      5,352,750
    CIENA Corp. .........................................       78,000(b)      3,324,750
    Comverse Technology .................................      100,000(b)      4,887,500
    EMC Corp. ...........................................      200,000(b)      7,562,500
    Etec Systems ........................................       73,000(b)      4,307,000
    Fiserv Inc. .........................................       80,000(b)      5,070,000
    Legato Systems ......................................       53,785(b)      3,193,484
    Level One Communications ............................      144,000(b)      3,384,000
    Manugistics Group Inc. ..............................       77,200(b)      4,328,025
    Sterling Commerce ...................................      120,300(b)      5,578,913
    SunGard Data Systems ................................      130,000(b)      4,785,625
    Tellabs, Inc. .......................................       60,000(b)      4,027,500
    Teradyne Inc. .......................................       60,000(b)      2,403,750
    Vantive Corp. .......................................      100,000(b)      3,656,250
                                                                            ------------
                                                                              74,667,422
                                                                            ------------

      Total Common Stock
        (cost: $196,214,147)  ...........................                    326,348,792
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING GROWTH FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
SHORT-TERM SECURITIES (5.8%):
    Repurchase agreement with Goldman Sachs, acquired on
      3/31/98, interest of $3,246, 6.00%, 4/1/98
      (cost: $19,474,000) ...............................  $19,474,000(d)   $ 19,474,000
                                                                            ------------

      Total Investments in Securities
        (cost: $215,688,147) (e)  .......................                   $345,822,792
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) SECURITIES OF FOREIGN ISSUERS ARE DENOMINATED IN U.S. DOLLARS. THE AGGREGATE VALUE OF THESE SECURITIES AT MARCH 31, 1998, IS $11,730,659, WHICH REPRESENTS 3.5% OF TOTAL NET ASSETS.
(d) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(e) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $130,646,095
      GROSS UNREALIZED DEPRECIATION ......      (511,450)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $130,134,645
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

GROWTH FUND                                                       March 31, 1998
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (96.6%):
  BASIC MATERIALS (4.3%):
    Morton International ................................      100,000      $  3,281,250
    Praxair Inc. ........................................      100,000         5,143,750
                                                                            ------------
                                                                               8,425,000
                                                                            ------------

  CAPITAL GOODS AND SERVICES (13.9%):
    Allegheny Teledyne ..................................       70,000         1,946,875
    AlliedSignal Inc. ...................................      200,000         8,400,000
    Magna International Class A .........................      100,000(c)      7,793,750
    Masco Corp. .........................................       35,000         2,082,500
    Pentair, Inc. .......................................      150,000         6,712,500
                                                                            ------------
                                                                              26,935,625
                                                                            ------------

  COMMERCIAL SERVICES (1.3%):
    Sensormatic Electronics .............................      150,000         2,456,250
                                                                            ------------

  CONSUMER DURABLES (2.5%):
    Ford Motor ..........................................       75,000         4,860,937
                                                                            ------------

  CONSUMER NON-DURABLES (1.0%):
    Mattel, Inc. ........................................       50,000         1,981,250
                                                                            ------------

  CONSUMER SERVICES (2.2%):
    McDonald's Corp. ....................................       70,000         4,200,000
                                                                            ------------

  ENERGY (14.4%):
    Anadarko Petroleum ..................................       50,000         3,450,000
    Baker Hughes Inc. ...................................      175,000         7,043,750
    Schlumberger Ltd. ...................................      110,000         8,332,500
    Transocean Offshore Inc. ............................      180,000         9,258,750
                                                                            ------------
                                                                              28,085,000
                                                                            ------------

  FINANCIAL SERVICES (18.4%):
    American International Group ........................       60,000         7,556,250
    Federal National Mortgage Association .                    100,000         6,325,000
    FINOVA Group ........................................      100,000         5,887,500
    Franklin Resources ..................................       80,000         4,240,000
    Norwest Corp. .......................................      200,000         8,312,500
    TCF Financial .......................................      100,000         3,393,750
                                                                            ------------
                                                                              35,715,000
                                                                            ------------

  HEALTH CARE (6.4%):
    Endosonics Corp. ....................................      150,000(b)      1,556,250
    Medtronic, Inc. .....................................       40,000         2,075,000
    St. Jude Medical ....................................      150,000(b)      5,015,625
    United Healthcare ...................................       60,000         3,885,000
                                                                            ------------
                                                                              12,531,875
                                                                            ------------

  RETAIL TRADE (3.7%):
    Albertson's, Inc. ...................................       50,000         2,631,250
    Gap Inc. ............................................      100,000         4,500,000
                                                                            ------------
                                                                               7,131,250
                                                                            ------------

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

  TECHNOLOGY (16.1%):
    3Com Corp ...........................................       75,000(b)   $  2,695,312
    ADC Telecommunications ..............................      150,000(b)      4,134,375
    CIENA Corp. .........................................       50,000(b)      2,131,250
    Cisco Systems, Inc. .................................       60,000(b)      4,102,500
    Compaq Computer .....................................       75,000         1,940,625
    EMC Corp. ...........................................      125,000(b)      4,726,563
    Hewlett-Packard Co. .................................       45,000         2,851,875
    Intel Corp. .........................................       30,000         2,341,875
    Seagate Technology ..................................      100,000(b)      2,525,000
    Tech Data Corp. .....................................      100,000(b)      3,850,000
                                                                            ------------
                                                                              31,299,375
                                                                            ------------

  TRANSPORTATION (3.3%):
    AMR Corp. ...........................................       30,000(b)      4,295,625
    Burlington Northern Santa Fe ........................       20,000         2,080,000
                                                                            ------------
                                                                               6,375,625
                                                                            ------------

  UTILITIES (9.1%):
    AirTouch Communications .............................      200,000(b)      9,787,500
    Enron ...............................................      100,000         4,637,500
    WorldCom, Inc. ......................................       75,000(b)      3,229,688
                                                                            ------------
                                                                              17,654,688
                                                                            ------------

      Total Common Stock
        (cost: $105,512,032)  ...........................                    187,651,875
                                                                            ------------

SHORT-TERM SECURITIES (3.4%):
    Repurchase agreement with Goldman Sachs, acquired on
      3/31/98, interest of $1,102, 6.00%, 4/1/98
      (cost: $6,610,000) ................................  $ 6,610,000(d)      6,610,000
                                                                            ------------

      Total Investments in Securities
        (cost: $112,122,032) (e)  .......................                   $194,261,875
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) SECURITIES OF FOREIGN ISSUERS ARE DENOMINATED IN U.S. DOLLARS. THE AGGREGATE VALUE OF THESE SECURITIES AT MARCH 31,1998, IS $7,793,750, WHICH REPRESENTS 4.0% OF TOTAL NET ASSETS.
(d) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(e) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 85,049,216
      GROSS UNREALIZED DEPRECIATION ......    (2,909,373)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 82,139,843
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

May 17, 1998
--------------------------------------------------------------------------------

[PHOTO]
STEVE MARKUSEN, CFA
shares responsibility for the management of Growth and Income Fund. He has 14 years of financial experience.
--------------------------------------------------------------------------------



DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998, GROWTH AND INCOME FUND CLASS A RETURNED 11.72%,* WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING THE FUND'S SALES CHARGE. These results were below the 12.49% return for the Lipper Growth and Income Funds Average.+ The stock market continued its upward move with most major indexes recording strong gains. High levels of volatility characterized the market during the last six months as the Dow Jones Industrial Average dropped more than 500 points in mid-October but went on to record levels as the first quarter of 1998 ended. The fund achieved excellent results from several large holdings and its exposure to interest rate sensitive sector*** of the market. However, poor relative results from the fund's energy holdings caused its performance to lag that of its Lipper peer group.

STRONG APPRECIATION FROM SEVERAL LARGE HOLDINGS IN THE FUND HAD A POSITIVE IMPACT ON PERFORMANCE. Ford Motor Co. (3.6% of the fund's total assets as of March 31, 1998) posted higher earnings due to improved profitability at its North American automotive unit. The low valuation of Ford's automotive assets, along with its strong earnings improvement, allowed the stock to sharply appreciate during the period. AirTouch Communications (2.9%) maintained its leadership position in wireless communications by posting subscriber additions, cash flow, profit margins and earnings


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
PERFORMANCE THROUGH MARCH 31, 1998*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception


Growth and Income Fund             S&P 500 Index**      Lipper Growth and Income
Class A, reflects the fund's                            Funds Average +
maximum 4% sales charge
                      9600                      10000                      10000
                      9715                      10000                      10000
                      9504                       9795                    9804.01
                      9610                       9910                     9919.2
                      9446                       9945                    9981.54
                      9677                      10283                    10354.7
                      9751                      10409                    10522.9
                      9692                      10496                    10645.1
                      9789                      10639                    10732.7
                      9934                      10864                    11021.4
                      9788                      10601                    10825.8
                      9983                      10885                    11081.6
                      9886                      10917                    11139.5
                      9886                      10873                    11139.4
                     10218                      11285                      11546
                     10130                      11199                    11547.5
                     10326                      11431                    11719.8
                     10287                      11322                    11554.5
                     10347                      11459                    11824.5
                     10685                      11848                    12200.1
                     10377                      11527                    11958.8
                      9987                      11024                    11469.8
                     10047                      11165                    11588.6
                     10267                      11349                    11692.5
                     10005                      11070                    11430.1
                     10296                      11434                    11748.6
                     10598                      11903                    12198.9
                     10386                      11612                    11930.2
                     10487                      11873                    12055.3
                     10214                      11440                    11611.8
                     10463                      11610                    11732.2
                     10647                      11911                    11906.2
                     11076                      12375                    12348.4
                     11436                      12740                    12661.5
                     11806                      13116                    12965.3
                     12289                      13640                    13390.4
                     12444                      13957                    13683.6
                     12733                      14419                    14149.1
                     12815                      14456                    14249.7
                     13379                      15066                    14701.4
                     13410                      15012                    14515.2
                     14093                      15671                      15134
                     14410                      15973                    15376.2
                     14769                      16516                    15800.7
                     14790                      16670                    16023.9
                     15180                      16830                    16218.8
                     15392                      17078                      16492
                     15731                      17519                    16803.8
                     15784                      17585                      16767
                     15084                      16808                    16060.2
                     15338                      17163                    16513.8
                     15996                      18129                    17272.7
                     16442                      18629                    17624.6
                     17533                      20037                    18788.7
                     17294                      19640                    18591.1
                     18037                      20867                    19428.1
                     18082                      21031                    19537.7
                     17384                      20167                      18841
                     17968                      21371                    19561.6
                     18942                      22672                    20756.5
                     19563                      23687                    21573.2
                     21192                      25570                    23169.8
                     20148                      24138                    22364.2
                     21094                      25461                    23504.5
                     20308                      24611                    22712.7
                     21045                      25750                    23338.3
                     21379                      26193                    23752.7
                     21508                      26481                    23768.4
                     22945                      28391                    25379.5
                     23566                      29844                    26509.3

** An unmanaged index of large-capitalization stocks that includes no expenses or transaction charges.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

CLASS A AVERAGE ANNUALIZED TOTAL RETURNS
Includes the fund's maximum 4% front-end sales charge

One Year                                                              30.14%
--------------------------------------------------------------------------------
Five Year                                                             17.88%
--------------------------------------------------------------------------------
Since Inception (7/27/92)                                             16.29%
--------------------------------------------------------------------------------

CLASS B & Y AVERAGE ANNUALIZED TOTAL RETURNS
Class B share returns include the fund's maximum 4% contingent deferred sales charge. Sales charges do not apply to Class Y shares.

Class B One Year                                                      30.62%
--------------------------------------------------------------------------------
Class B Since Inception (2/18/97)                                     20.32%
--------------------------------------------------------------------------------
Class Y One Year                                                      35.95%
--------------------------------------------------------------------------------
Class Y Since Inception (2/18/97)                                     24.98%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of your investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, Class A returns would have been lower.

All fund and benchmark returns include reinvested distributions.


--------------------------------------------------------------------------------
                       50  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

[PHOTO]
BRENT MELLUM, CFA
shares responsibility for the management of Growth and Income Fund. He has four years of financial experience.
--------------------------------------------------------------------------------

that were above consensus expectations. Carnival Corp. (1.8%), the leading cruise operator, was also a strong performer due to excellent pricing trends and high occupancy levels that led to good earnings growth. These stocks highlight the fund's investment process of identifying attractively valued companies with above average earnings and dividend growth prospects.

THE FUND WAS OVERWEIGHTED IN SECTORS THAT ARE SENSITIVE TO INTEREST RATES, WHICH ALSO HAD A POSITIVE IMPACT ON PERFORMANCE. Financial stocks continued to perform well as lower interest rates highlighted attractive valuations.*** Norwest Corp. (2.7%), Federal National Mortgage Corp. (3.1%) and Associates First Capital Corp. (1.6%) recorded strong gains due to above average earnings growth. The utility sector benefited from its position as a safe haven during the volatile fourth quarter of 1997. Telecommunications utilities such as BellSouth Corp. (2.1%) and GTE Corp. (2.4%) and electric utility FPL Group (2.5%) registered price appreciation and provided the fund with income from their above average dividends.

THE FUND'S OVERWEIGHTED*** POSITION IN ENERGY STOCKS HAMPERED PERFORMANCE DURING THE PERIOD. Short-term factors, including a slowdown in Asian demand and a warmer than normal winter in North America, resulted in a near-term excess supply of oil in the world's energy markets. This caused the price of oil to fall dramatically, reducing earnings expectations for the group as a whole, which led to poor stock performance. Oil service companies like Schlumberger (1.7%) and Baker Hughes (1.3%) performed poorly as low oil prices lowered growth prospects for 1998.

LONGER TERM, WE ARE STILL POSITIVE ON THE SUPPLY/DEMAND OUTLOOK FOR OIL. We anticipate steady demand growth over the next few years, which will ease the current oversupply. Given this viewpoint, we


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998

                             GROWTH AND INCOME FUND           S&P 500 INDEX**
Basic Materials                      3.34                             5
Capital Goods & Services             9.36                            10
Commercial Services                     0                             1
Consumer Durables                    6.14                             3
Consumer Non-Durables                8.32                            11
Consumer Services                     3.4                             4
Energy                               8.49                             8
Financial Services                   16.7                            17
Health Care                          11.6                            12
Retail Trade                         3.09                             5
Short-Term                           2.43                             0
Technology                           12.4                            13
Transportation                       2.38                             1
Utilities                           11.67                            10

** An unmanaged index of large-capitalization stocks that includes no expenses or transaction charges.

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998

As a percentage of total assets

1    Ford Motor                                                            3.6%
--------------------------------------------------------------------------------
2    General Electric                                                      3.4%
--------------------------------------------------------------------------------
3    Merck & Co.                                                           3.4%
--------------------------------------------------------------------------------
4    BankAmerica                                                           3.2%
--------------------------------------------------------------------------------
5    FNMA (Fannie Mae)                                                     3.1%
--------------------------------------------------------------------------------
6    AirTouch Communications                                               2.9%
--------------------------------------------------------------------------------
7    Norwest                                                               2.7%
--------------------------------------------------------------------------------
8    Abbott Laboratories                                                   2.5%
--------------------------------------------------------------------------------
9    FPL Group                                                             2.5%
--------------------------------------------------------------------------------
10   AlliedSignal                                                          2.5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       51  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

believe major integrated oil companies such as Exxon (2.2%) and Texaco (2.4%) will benefit from rising production levels and higher utilization rates that should improve profit margins and earnings. Both companies are attractively valued and provide income to the fund from their above average dividend payments. We also think oil service companies, primarily Schlumberger, are attractively valued given the strong earnings growth we anticipate over the next several years.

MODERATE ECONOMIC GROWTH AND LOW INFLATION WILL CONTINUE TO PROVIDE AN EXCELLENT BACKDROP FOR THE EQUITY MARKET. However, we remain cautious over the near term due to increased volatility and high valuations in certain sectors of the market. We believe the fund offers investors a diversified portfolio of large, high-quality companies. Our investment process continues to focus on identifying attractively valued companies with above-average earnings and dividend growth potential or companies that are undervalued in the marketplace. We believe this process will deliver consistent, competitive performance and fulfill the fund's investment objective of current income and growth of capital and income.

Thank you for your investment in Growth and Income Fund. We appreciate the opportunity to manage your assets and help you pursue your long-term investment goals.


Sincerely,


/s/ Steve Markusen            /s/ Brent Mellum

Steve Markusen                Brent Mellum
Portfolio Manager             Portfolio Manager


--------------------------------------------------------------------------------
                       52  1998 Semiannual Report - Piper Funds

BALANCED FUND
--------------------------------------------------------------------------------

May 17, 1998
--------------------------------------------------------------------------------

[PHOTO]
DAVID STEELE
shares responsibility for the management of the fixed income portion of Balanced Fund. He has 19 years of financial experience.

DEAR SHAREHOLDERS:

FOR THE SIX MONTHS ENDED MARCH 31, 1998, BALANCED FUND CLASS A PROVIDED A 7.85%* TOTAL RETURN WITH ALL DISTRIBUTIONS REINVESTED BUT NOT INCLUDING THE SALES CHARGE. The fund fell short of the 8.92% gain reported by the Lipper Balanced Funds Average,++ mainly because we held a smaller proportion of stocks (slightly more than 50%) than the average (about 60%, according to our estimates). We continued our conservative stock position because U.S. equities appeared fully valued, if not expensive, and bonds showed better value. As it turned out, stocks resumed their rapid ascent in the first quarter, outperforming bonds by a considerable margin. During the same time period, the Lehman Brothers Government Corporate Index** and the Standard & Poor's 500 Index+ advanced 4.77% and 17.21%, respectively.

THE BOND PORTION OF YOUR FUND PERFORMED WELL, DUE TO A MODEST OVERWEIGHTING*** IN CORPORATE AND MORTGAGE-BACKED SECURITIES. Our bond portfolio's effective duration*** was essentially the same as that of its benchmark.*** Changes in the fund's bond holdings were minor during the period. We focused on the purchase and sale of select Treasury securities. Overall, we continued our existing strategy of emphasizing as much income as prudent.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
PERFORMANCE THROUGH MARCH 31, 1998*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception


Balanced Fund              S&P 500 Index+    Lehman Brothers     Lipper Balanced
Class A, reflects the                        Government          Funds Average++
fund's maximum                               Corporate Index**
4% sales charge
                9600               10000               10000               10000
                9581               10000               10000               10000
                9331                9911                9734             9831.03
                9274                9997                9691             9832.06
                9490               10502                9811             10105.6
                9654               11034                9790             10358.3
                9819               11446                9735             10577.9
                9604               11195                9526             10390.2
                8809                8784                9883             9039.36
                8534                8060                9945             8732.57
                8809                8673               10081             9146.47
                9120                9038               10427             9476.87
                9320                9459               10547              9809.5
                9052                9167               10443             9653.84
                9042                9268               10382             9702.37
                8992                9349               10313             9678.95
                9319                9778               10546             10037.8
                9299                9740               10485             9976.98
                9206                9410               10513             9836.37
                9456                9811               10743             10112.2
                9560               10084               10933             10297.9
                9415                9940               10810             10176.1
                9469               10114               10846             10291.3
                9797               10854               10991             10715.1
                9691               10584               10907             10594.9
                9765               10831               10965               10746
               10064               11393               11197             11100.4
               10385               11854               11473             11440.3
               10448               11787               11847             11499.6
               10945               12851               12093             12086.8
               10999               13102               11906             12201.7
               10918               13049               11958             12181.8
               10787               12746               12261             12017.2
               10863               13006               12371             12160.2
               11072               13318               12390             12280.3
               10549               12424               12220               11736
               10572               12584               12247               11836
               10577               12918               12248             11980.8
               10387               12595               12135             11764.9
               11091               13823               12487             12446.9
               11157               13730               12689             12486.2
               11067               13686               12847             12467.9
               10323               12449               12661             11766.2
               10096               11843               12766             11421.1
               10050               11793               12935               11385
               10529               12555               13217               11919
               10768               12905               13417             12211.7
               11185               13467               13567             12652.1
               11741               14430               13684             13252.3
               11956               14779               13778             13503.3
               12049               14814               13937               13579
               12493               15453               14002             14019.4
               12101               14745               13987             13587.3
               12466               15433               14163             14038.5
               12807               15798               14489               14379
               12796               15534               14792             14374.7
               12951               15743               14923             14560.1
               12570               15109               15073             14217.6
               13718               16837               15581             15291.4
               13573               16523               15350             15184.5
               13815               16737               15431             15366.6
               13621               16411               15346             15152.7
               13986               16893               15439             15346.9
               14180               16976               15738             15538.1
               14132               16723               15969             15423.9
               14549               17406               16378             15891.8
               14463               17050               16524             15744.8
               14684               17250               16749               15932
               14585               17310               16492             15913.6
               15018               17899               16478               16279
               15180               18119               16761             16514.9
               15410               18271               17126             16733.7
               15576               18520               17483             16935.5
               15780               18910               17542             17270.5
               15535               18453               17677             17169.5
               15780               18947               17668             17421.9
               15793               19002               18069             17603.1
               15689               18926               18185             17654.7
               16116               19644               18603               18193
               15934               19493               18668             18226.2
               16156               19897               18745               18438
               16182               19707               18533             18171.6
               16269               19945               18615               18479
               16695               20623               18894             18983.4
               16295               20064               18482             18587.7
               15759               19189               18029             17904.9
               15786               19435               17880             17954.3
               15974               19754               17847             18071.5
               15757               19270               17806             17786.1
               16148               19903               18162             18189.9
               16446               20719               18170             18624.9
               16093               20212               17895             18272.1
               16243               20666               17876             18333.2
               15984               19913               17843             17891.4
               16229               20209               17961               18052
               16521               20733               18306             18287.7
               17106               21541               18731             18838.4
               17458               22176               18856             19183.7
               17851               22830               19118             19550.9
               18525               23742               19919             20197.7
               18794               24294               20079             20534.9
               19007               25099               20000             20961.1
               19135               25162               20256             21135.1
               19598               26224               20463               21653
               19655               26130               20764             21573.1
               20355               27277               21107             22290.1
               20698               27803               21417             22665.3
               20968               28749               21550             23096.1
               20818               29016               21093             23136.3
               21013               29295               20916             23244.5
               21104               29727               20771             23396.9
               21270               30494               20736               23656
               21407               30610               21014             23715.5
               20829               29257               21062             23105.1
               21011               29875               21012             23504.7
               21589               31556               21386             24372.5
               22042               32426               21884             24912.1
               23016               34877               22286               26100
               22624               34186               22039             25802.7
               23214               36322               22066             26592.7
               23247               36607               22112             26705.1
               22570               35103               21849             25955.5
               23114               37199               22168             26671.2
               23839               39463               22374             27805.7
               24470               41231               22642             28687.8
               26013               44509               23335             30332.8
               25183               42017               23074             29445.4
               25960               44319               23436             30646.9
               25690               42839               23811             30114.3
               26102               44822               23937             30677.6
               26350               45593               24189             31148.6
               26639               46095               24530             31346.5
               27667               49418               24481             32595.4
               27997               51948               24557             33522.1


** An unmanaged index of U.S. government and Treasury securities and investment-grade corporate debt securities that includes no expenses or transaction charges.

+ An unmanaged index of large-capitalization stocks that includes no expenses or transaction charges.

++ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.


CLASS A AVERAGE ANNUALIZED TOTAL RETURNS
Includes the fund's maximum 4% front-end sales charge

One Year                                                              19.08%
--------------------------------------------------------------------------------
Five Year                                                             11.23%
--------------------------------------------------------------------------------
Ten Year                                                              11.49%
--------------------------------------------------------------------------------
Since Inception (3/16/87)                                              9.77%
--------------------------------------------------------------------------------

CLASS B AVERAGE ANNUALIZED TOTAL RETURNS
Includes the fund's maximum 4% contingent deferred sales charge

One Year                                                              19.24%
--------------------------------------------------------------------------------
Since Inception (2/18/97)                                             11.88%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of your investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, returns would have been lower.

All fund and benchmark returns include reinvested distributions.



--------------------------------------------------------------------------------
                       53  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

[PHOTO]
STEVE MARKUSEN, CFA
is primarily responsible for the management of the equity portion of Balanced Fund. He has 14 years of financial experience.
--------------------------------------------------------------------------------

[PHOTO]
BRUCE SALVOG
shares responsibility for the management of the fixed income portion of Balanced Fund. He has 28 years of financial experience.
--------------------------------------------------------------------------------

CERTAIN PORTIONS OF THE EQUITY COMPONENT OF YOUR FUND POSTED A STRONG RETURN DURING THE PERIOD, AND THE FUND CONTINUED TO BENEFIT FROM POSITIONS IN COMPANIES SUCH AS COCA-COLA CO. (0.6% OF TOTAL ASSETS AS OF MARCH 31, 1998), GENERAL ELECTRIC (1.5%) AND MERCK & CO., INC. (2.0%). The U.S. stock market slumped during the fourth quarter as investors worried about the effects of the Asian economic crisis on earnings growth. But the U.S. economy continued its strong growth in early 1998, resulting in one of the strongest quarters for stocks in some time. During the period, we added several quality growth stocks to the portfolio, including McDonald's (1.2%), Albertson's (0.6%), United Healthcare (1.0%), Mattel Inc. (0.5%) and WorldCom Inc. (0.65). These additions already have had a positive impact on the fund's performance.

THE FUND'S EQUITY PERFORMANCE WAS HELD BACK BY OUR HOLDINGS IN THE ENERGY SECTOR -- PARTICULARLY THE ENERGY SERVICE INDUSTRY. Our investments in this industry have been strong performers over the last three years, and we believe the current weakness is due to low oil prices caused by weakening demand in Asia and a warm "El Nino" winter in the Northern Hemisphere. OPEC has recently taken steps to reduce oil production, and that has stabilized prices. Typically, oil prices have rebounded from such lows within about six months. We believe we are in a long-term capital spending cycle for oil service companies and intend to maintain our position in these stocks.

Thank you for investing in Balanced Fund. We appreciate the opportunity to help you manage your assets.


Sincerely,


/s/ David Steele         /s/ Steve Markusen       /s/ Bruce Salvog

David Steele             Steve Markusen           Bruce Salvog
Portfolio Manager        Portfolio Manager        Portfolio Manager


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998

[GRAPH]
STOCKS  55%
Basic Materials  2%
Capital Goods & Services  5%
Consumer Durables  3%
Consumer Non-Durables  4%
Consumer Services  2%
Energy  6%
Financial Services  9%
Health Care  6%
Retail Trade  3%
Technology  7%
Transportation  2%
Utilities  6%
BONDS  44%
U.S. Treasury Securities  13%
Corporate Bonds  13%
U.S. Agency Fixed Rate
Mortgage-Backed Securities  7%
U.S. Agency Adjustable Rate
Mortgage-Backed Securities  1%
Private Fixed Rate CMOs  2%
U.S. Agency CMOs  2%
Asset-Backed Securities  1%
U.S. Agency Fixed Debentures  5%
OTHER ASSETS  1%


--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998

1    Norwest                                                               2.3%
--------------------------------------------------------------------------------
2    FNMA (Fannie Mae)                                                     2.1%
--------------------------------------------------------------------------------
3    AirTouch Communications                                               2.1%
--------------------------------------------------------------------------------
4    Ford Motor                                                            2.1%
--------------------------------------------------------------------------------
5    Merck & Co.                                                           2.0%
--------------------------------------------------------------------------------
6    Schlumberger Limited                                                  1.8%
--------------------------------------------------------------------------------
7    AlliedSignal                                                          1.6%
--------------------------------------------------------------------------------
8    The Procter & Gamble Company                                          1.6%
--------------------------------------------------------------------------------
9    General Electric                                                      1.5%
--------------------------------------------------------------------------------
10   Burlington Northern Santa Fe                                          1.4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       54  1998 Semiannual Report - Piper Funds

            Financial Statements (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  March 31, 1998
 ................................................................................

                                                               GROWTH AND
                                                                 INCOME         BALANCED
                                                                  FUND            FUND
                                                              -------------   ------------
ASSETS:
Investments in securities at market value* (note 2)
  (including repurchase agreements of $3,704,000 and
  $43,000, respectively) ...................................  $152,480,800    $49,653,912
Cash in bank on demand deposit .............................        20,306         20,255
Receivable for investment securities sold ..................            --        263,934
Receivable for fund shares sold ............................        14,491          6,387
Dividends and accrued interest receivable ..................       155,939        293,236
Other assets ...............................................        12,933             --
                                                              -------------   ------------
  Total assets .............................................   152,684,469     50,237,724
                                                              -------------   ------------

LIABILITIES:
Payable for fund shares redeemed ...........................        32,638             --
Accrued investment management fee ..........................        91,843         32,030
Accrued distribution and service fees ......................        35,192         12,876
                                                              -------------   ------------
  Total liabilities ........................................       159,673         44,906
                                                              -------------   ------------
  Net assets applicable to outstanding capital stock .......  $152,524,796    $50,192,818
                                                              -------------   ------------
                                                              -------------   ------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $ 92,959,326    $35,646,838
Undistributed (distributions in excess of) net investment
  income ...................................................       (25,347)        28,059
Accumulated net realized gain on investments ...............     2,829,678      1,565,952
Unrealized appreciation of investments .....................    56,761,139     12,951,969
                                                              -------------   ------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $152,524,796    $50,192,818
                                                              -------------   ------------
                                                              -------------   ------------

* Investments in securities at identified cost .............  $ 95,719,661    $36,701,943
                                                              -------------   ------------
                                                              -------------   ------------

NET ASSET VALUE AND OFFERING PRICE:

CLASS A:
Net assets .................................................  $134,629,709    $50,081,494
Shares outstanding .........................................     7,406,020      3,243,143
Net asset value ............................................  $      18.18    $     15.44
Maximum offering price per share (net asset value plus 4% of
  offering price) ..........................................  $      18.94    $     16.08

CLASS B:
Net assets .................................................  $  1,427,187    $   111,324
Shares outstanding .........................................        78,815          7,234
Net asset value and offering price per share ...............  $      18.11    $     15.39

CLASS Y:
Net assets .................................................  $ 16,467,900             --
Shares outstanding .........................................       906,887             --
Net asset value and offering price per share ...............  $      18.16             --

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 1998
 ................................................................................

                                                               GROWTH AND
                                                                 INCOME        BALANCED
                                                                  FUND           FUND
                                                              ------------   ------------
INCOME:
Dividends ..................................................  $ 1,085,136    $   162,228
Interest ...................................................      132,851        781,449
                                                              ------------   ------------

  Total income .............................................    1,217,987        943,677
                                                              ------------   ------------

EXPENSES (NOTE 5):
Investment management fee ..................................      514,073        184,094
Distribution and service fees:
  CLASS A ..................................................      316,431        122,555
  CLASS B ..................................................        5,912            348
  CLASS Y ..................................................           --             --
Custodian and accounting fees ..............................       53,510         26,153
Transfer agent and dividend disbursing agent fees ..........       42,954         28,078
Registration fees ..........................................       26,103         17,188
Reports to shareholders ....................................       15,795         23,112
Directors' fees ............................................        4,036          4,036
Audit and legal fees .......................................       23,763         23,763
Other expenses .............................................        4,480          2,851
                                                              ------------   ------------
  Total expenses ...........................................    1,007,057        432,178
    Less Class A expenses waived by the distributor ........     (109,794)       (42,437)
    Less expenses waived by the advisor ....................           --        (64,442)
                                                              ------------   ------------

  Net expenses before expenses paid indirectly .............      897,263        325,299
    Less expenses paid indirectly ..........................          (49)           (60)
                                                              ------------   ------------

  Total net expenses .......................................      897,214        325,239
                                                              ------------   ------------

  Net investment income ....................................      320,773        618,438
                                                              ------------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 3) ..................    5,808,483      1,699,075
Net change in unrealized appreciation or depreciation of
  investments ..............................................   10,075,313      1,436,900
                                                              ------------   ------------

  Net gain on investments ..................................   15,883,796      3,135,975
                                                              ------------   ------------

    Net increase in net assets resulting from operations ...  $16,204,569    $ 3,754,413
                                                              ------------   ------------
                                                              ------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                                                      BALANCED FUND
                                                                  GROWTH AND INCOME FUND       ---------------------------
                                                              ------------------------------
                                                                                                Six Months
                                                                Six Months                        Ended
                                                              Ended 3/31/98     Year Ended       3/31/98       Year Ended
                                                               (Unaudited)        9/30/97      (Unaudited)      9/30/97
                                                              --------------   -------------   ------------   ------------
OPERATIONS:
Net investment income ......................................   $     320,773   $   1,129,415   $   618,438    $  1,395,733
Net realized gain on investments ...........................       5,808,483      12,833,367     1,699,075       3,266,517
Net change in unrealized appreciation or depreciation of
  investments ..............................................      10,075,313      19,936,662     1,436,900       4,157,249
                                                              --------------   -------------   ------------   ------------

  Net increase in net assets resulting from operations .....      16,204,569      33,899,444     3,754,413       8,819,499
                                                              --------------   -------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...............................        (278,629)     (1,123,538)     (605,921)     (1,402,111)
  From net realized gains ..................................     (13,534,252)     (6,538,320)   (3,231,339)     (2,554,492)
CLASS B:
  From net investment income ...............................              --          (1,110)         (940)           (433)
  From net realized gains ..................................        (102,221)             --        (2,483)             --
CLASS Y:
  From net investment income ...............................         (70,675)        (70,694)           --              --
  From net realized gains ..................................      (1,520,397)             --            --              --
                                                              --------------   -------------   ------------   ------------
  Total distributions ......................................     (15,506,174)     (7,733,662)   (3,840,683)     (3,957,036)
                                                              --------------   -------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ....................................................       7,081,825       4,970,887     1,299,606      (1,431,461)
CLASS B ....................................................         480,692         827,747        70,761          34,648
CLASS Y ....................................................       2,369,906      12,692,933            --              --
                                                              --------------   -------------   ------------   ------------
  Increase (decrease) in net assets from capital share
    transactions ...........................................       9,932,423      18,491,567     1,370,367      (1,396,813)
                                                              --------------   -------------   ------------   ------------
  Total increase in net assets .............................      10,630,818      44,657,349     1,284,097       3,465,650

Net assets at beginning of period ..........................     141,893,978      97,236,629    48,908,721      45,443,071
                                                              --------------   -------------   ------------   ------------

Net assets at end of period ................................   $ 152,524,796   $ 141,893,978   $50,192,818    $ 48,908,721
                                                              --------------   -------------   ------------   ------------
                                                              --------------   -------------   ------------   ------------

Undistributed (distributions in excess of) net investment
  income ...................................................   $     (25,347)  $       3,184   $    28,059    $     16,482
                                                              --------------   -------------   ------------   ------------
                                                              --------------   -------------   ------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has 12 series, including Growth and Income Fund and Balanced Fund (the funds). Each fund is classified as a diversified series. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      The funds commenced offering Class B shares and Growth and Income Fund commenced offering Class Y shares on February 18, 1997. All shares existing prior to that date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge

                      - Lower distribution and service fees than Class B

                      CLASS B:
                      - No front-end sales charge

                      - Subject to a contingent deferred sales charge upon redemption

                      - Higher distribution and service fees than Class A

                      - Automatic conversion to Class A shares at the beginning of the sixth calendar year after issuance

                      CLASS Y:
                      - Requires a minimum initial investment of $1 million

                      - No front-end or contingent deferred sales charges

                      - No distribution and service fees

                      The classes of shares have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges.

                      Growth and Income Fund invests primarily in stocks of large, established companies that appear undervalued and potentially offer long-term dividend and earnings growth. The fund may also invest in debt securities including U.S. government securities and nonconvertible preferred stock.

                      Balanced Fund invests in both common stocks and fixed income securities that appear to have some potential for capital appreciation.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      according to procedures adopted by the funds' board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices. Over-the-counter options are valued using market quotations obtained from broker-dealers. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      OPTIONS TRANSACTIONS
                      For hedging purposes, the funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the funds give up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the funds pay a premium whether or not the option is exercised. The funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                      Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      FUTURES TRANSACTIONS
                      For hedging purposes, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The funds segregate, with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' net asset value if the funds make such purchases while remaining substantially fully invested. As of March 31, 1998, the funds had no outstanding when-issued or forward-commitments.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" and "straddle" transactions.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income are declared separately for each class and paid quarterly. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      ALLOCATION OF INCOME, EXPENSES AND GAINS (LOSSES)
                      Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended March 31, 1998 were as follows:

                                          GROWTH AND    BALANCED
                                          INCOME FUND     FUND
                                          -----------  ----------
Purchases ..............................  $31,044,432  $7,140,619
Proceeds from sales ....................  $37,306,172  $9,187,088

                      During the six months ended March 31, 1998, brokerage commissions paid to Piper Jaffray Inc., an affiliated broker, amounted to $852 for the Growth and Income Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions for the funds were as follows:

                                             SIX MONTHS ENDED            YEAR ENDED
                                              MARCH 31, 1998       SEPTEMBER 30, 1997(A)
                                          ----------------------  ------------------------
                                           SHARES      AMOUNT       SHARES       AMOUNT
                                          --------  ------------  ----------  ------------
GROWTH AND INCOME FUND:
CLASS A
  Sales of fund shares .................   427,459  $  7,251,831   2,164,442  $ 33,710,309
  Issued for reinvested
    distributions ......................   824,053    12,831,889     483,550     7,152,088
  Redemptions of fund shares ...........  (698,093)  (11,948,812) (1,460,532)  (23,640,495)
  Redemptions in exchange for Class Y
    shares .............................   (64,486)   (1,053,083)   (734,641)  (12,251,015)
                                          --------  ------------  ----------  ------------
                                           488,933  $  7,081,825     452,819  $  4,970,887
                                          --------  ------------  ----------  ------------
                                          --------  ------------  ----------  ------------
CLASS B
  Sales of fund shares .................    25,464  $    421,615      51,933  $    869,013
  Issued for reinvested
    distributions ......................     6,402        99,170          66         1,105
  Redemptions of fund shares ...........    (2,406)      (40,093)     (2,644)      (42,371)
                                          --------  ------------  ----------  ------------
                                            29,460  $    480,692      49,355  $    827,747
                                          --------  ------------  ----------  ------------
                                          --------  ------------  ----------  ------------
CLASS Y
  Sales of fund shares .................    78,090  $  1,342,470     149,097  $  2,539,485
  Sales in exchange from Class A
    shares .............................    64,486     1,053,083     734,994    12,251,015
  Issued for reinvested
    distributions ......................   101,888     1,591,073       4,142        70,694
  Redemptions of fund shares ...........   (95,937)   (1,616,720)   (129,873)   (2,168,261)
                                          --------  ------------  ----------  ------------
                                           148,527  $  2,369,906     758,360  $ 12,692,933
                                          --------  ------------  ----------  ------------
                                          --------  ------------  ----------  ------------

                                             SIX MONTHS ENDED            YEAR ENDED
                                              MARCH 31, 1998       SEPTEMBER 30, 1997(A)
                                          ----------------------  ------------------------
                                           SHARES      AMOUNT       SHARES       AMOUNT
                                          --------  ------------  ----------  ------------
BALANCED FUND:
CLASS A
  Sales of fund shares .................   297,942  $  4,409,187     819,933  $ 11,658,196
  Issued for reinvested
    distributions ......................   251,837     3,614,324     269,167     3,740,957
  Redemptions of fund shares ...........  (452,287)   (6,723,905) (1,170,542)  (16,830,614)
                                          --------  ------------  ----------  ------------
                                            97,492  $  1,299,606     (81,442) $ (1,431,461)
                                          --------  ------------  ----------  ------------
                                          --------  ------------  ----------  ------------
CLASS B
  Sales of fund shares .................     4,744  $     69,418       2,366  $     34,215
  Issued for reinvested
    distributions ......................       238         3,423          29           433
  Redemptions of fund shares ...........      (143)       (2,080)         --            --
                                          --------  ------------  ----------  ------------
                                             4,839  $     70,761       2,395  $     34,648
                                          --------  ------------  ----------  ------------
                                          --------  ------------  ----------  ------------

(a) REPRESENTS PERIOD FROM FEBRUARY 18 (COMMENCEMENT OF OFFERING OF SHARES) TO SEPTEMBER 30, 1997, FOR CLASS B AND CLASS Y.

                      Sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for distributing the funds' shares for the six months ended March 31, 1998 were as follows:

                                             GROWTH AND INCOME FUND         BALANCED FUND
                                          ----------------------------   --------------------
                                          CLASS A  CLASS B    CLASS Y     CLASS A    CLASS B
                                          -------  --------   --------   ---------   --------
Front-end sales charges ................  $64,030   $   --       $--     $  13,198      $--
Contingent deferred sales charges ......    4,280    1,077        --           254       43
                                          -------  --------      ---     ---------      ---
                                          $68,310   $1,077       $--     $  13,452      $43
                                          -------  --------      ---     ---------      ---
                                          -------  --------      ---     ---------      ---

(5) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund is equal to an annual rate of 0.75% of the first $100 million in net assets, 0.65% of the next $200 million and decreasing percentages thereafter to 0.50% of net assets in excess of $500 million. For the six months ended March 31, 1998, the effective investment management fee paid by the funds was 0.72% and 0.75% on an annual basis for Growth and Income Fund and Balanced Fund, respectively.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each class, which are being voluntarily limited for Class A for the year ended September 30, 1998, are stated below as a percent of average daily net assets attributable to such shares.

                                            GROWTH AND INCOME FUND        BALANCED FUND
                                          ---------------------------   -----------------
                                          CLASS A   CLASS B   CLASS Y   CLASS A   CLASS B
                                          -------   -------   -------   -------   -------
Distribution fee .......................    0.25%     0.75%      --       0.25%     0.75%
Service fee ............................    0.25%     0.25%      --       0.25%     0.25%
                                                                 --
                                          -------   -------             -------   -------
Total distribution and service fees ....    0.50%     1.00%      --       0.50%     1.00%
                                                                 --
                                                                 --
                                          -------   -------             -------   -------
                                          -------   -------             -------   -------
Total distribution and service fees
  after voluntary limitation ...........    0.34%     1.00%      --       0.34%     1.00%
                                                                 --
                                                                 --
                                          -------   -------             -------   -------
                                          -------   -------             -------   -------

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed account. For the six months ended March 31, 1998, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                           GROWTH AND
                                          INCOME FUND    BALANCED FUND
                                          ------------   --------------
Piper Jaffray ..........................     $29,107         $ 7,257
Piper Trust ............................       1,304           3,312
                                          ------------   --------------
                                             $30,411         $10,569
                                          ------------   --------------
                                          ------------   --------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses. For the year ended September 30, 1998, Piper Capital voluntarily limited total fees and expenses for Growth and Income Fund to annual rates of 1.34%, 2.00% and 1.00% of average daily

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      net assets attributable to such shares for Class A, Class B and Class Y, respectively, and for Balanced Fund to annual rates of 1.34% and 2.00% of average daily net assets attributable to such shares for Class A and Class B, respectively.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

(6) PENDING
    ACQUISITION
 ................................
                      On December 15, 1997, Piper Jaffray Companies Inc., the parent company of the funds' investment advisor, announced that it had entered into an agreement to be acquired by U.S. Bancorp. It is anticipated that this acquisition will be completed in the second quarter of 1998, subject to regulatory approval, the approval of Piper Jaffray Companies shareholders and the satisfaction of customary closing conditions.

                      U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of December 31, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of nearly $71.3 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

                      Effective as of the date of the acquisition, SEI Investments Distribution Company will assume the role of the principal distributor for the funds.

                      Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp will result in the assignment and automatic termination of the funds' investment advisory agreement with Piper Capital Management Incorporated. The 1940 Act requires that any new investment advisory agreement for the funds be approved by the funds' board of directors and shareholders.

(7) SUBSEQUENT EVENTS
 ................................
                      CLASS B SHARES NO LONGER OFFERED
                      Effective April 21, 1998, the funds will no longer offer Class B shares. Any outstanding Class B shares of a fund will be automatically converted to Class A shares of the same fund as of the close of business on April 27, 1998. No contingent deferred sales charges or other fees will be imposed in connection with this conversion.

                      FUND CONVERSION
                      In connection with the acquisition of Piper Jaffray Companies Inc. by U.S. Bancorp, the funds' board of directors has recommended that the funds be merged into mutual funds managed by First American Asset Management, a division of U.S. Bank. The proposed fund mergers require shareholder approval, and proxy statements requesting shareholder votes will be mailed in May 1998. If approved, the mergers are expected to occur on or about July 31, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      GROWTH AND INCOME FUND

                                                                            CLASS A
                                          ----------------------------------------------------------------------------
                                          Six Months Ended                    Year Ended September 30,
                                           March 31, 1998     --------------------------------------------------------
                                            (Unaudited)         1997        1996        1995        1994        1993
                                          ----------------    --------    --------    --------    --------    --------
PER-SHARE DATA
Net asset value, beginning of period ...       $ 18.37        $  15.04    $  12.93    $  10.27    $  10.30    $  10.01
                                          ----------------    --------    --------    --------    --------    --------
Operations:
  Net investment income ................          0.04            0.15        0.18        0.19        0.24        0.24
  Net realized and unrealized gains on
    investments                                   1.78            4.35        2.31        2.70        0.02        0.29
                                          ----------------    --------    --------    --------    --------    --------
    Total from operations ..............          1.82            4.50        2.49        2.89        0.26        0.53
                                          ----------------    --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income ...........         (0.04)          (0.16)      (0.20)      (0.19)      (0.24)      (0.24)
  From net realized gains on
    investments ........................         (1.97)          (1.01)      (0.18)      (0.04)      (0.05)         --
                                          ----------------    --------    --------    --------    --------    --------
    Total distributions to
      shareholders .....................         (2.01)          (1.17)      (0.38)      (0.23)      (0.29)      (0.24)
                                          ----------------    --------    --------    --------    --------    --------
    Net asset value, end of period .....       $ 18.18        $  18.37    $  15.04    $  12.93    $  10.27    $  10.30
                                          ----------------    --------    --------    --------    --------    --------
                                          ----------------    --------    --------    --------    --------    --------
SELECTED INFORMATION
Total return (a) .......................         11.72%          31.87%      19.56%      28.81%       2.53%       5.41%
Net assets at end of period (in
  millions) ............................       $   135        $    127    $     97    $     73    $     73    $     96
Ratio of expenses to average daily net
  assets ...............................          1.28%(d)        1.34%       1.32%       1.32%       1.29%       1.32%
Ratio of net investment income to
  average daily net assets .............          0.42%(d)        0.90%       1.26%       1.93%       2.26%       2.51%
Average commission rate paid on
  portfolio transactions (b) ...........       $0.0600        $ 0.0600    $ 0.0600         n/a         n/a         n/a
Portfolio turnover rate (excluding
  short-term securities) ...............            22%             46%         22%         14%         20%         26%
Ratios before waivers by the advisor and
  distributor:
  Ratio of expenses to average daily net
    assets before waivers ..............          1.45%(d)        1.52%       1.56%       1.60%       1.62%       1.58%
  Ratio of net investment income to
    average daily net assets before
    waivers ............................          0.25%(d)        0.72%       1.02%       1.65%       1.93%       2.25%

                                                       CLASS B                              CLASS Y
                                          ----------------------------------   ----------------------------------
                                          Six Months Ended     Period Ended    Six Months Ended     Period Ended
                                           March 31, 1998     September 30,     March 31, 1998     September 30,
                                             (Unaudited)         1997(c)          (Unaudited)         1997(c)
                                          -----------------   --------------   -----------------   --------------
PER-SHARE DATA
Net asset value, beginning of period ...       $ 18.33            $ 16.14           $ 18.36            $ 16.14
                                          -----------------   --------------   -----------------   --------------
Operations:
  Net investment income (loss) .........         (0.02)              0.03              0.06               0.12
  Net realized and unrealized gains on
    investments                                   1.77               2.21              1.79               2.21
                                          -----------------   --------------   -----------------   --------------
    Total from operations ..............          1.75               2.24              1.85               2.33
                                          -----------------   --------------   -----------------   --------------
Distributions to shareholders:
  From net investment income ...........            --              (0.05)            (0.08)             (0.11)
  From net realized gains on
    investments ........................         (1.97)                --             (1.97)                --
                                          -----------------   --------------   -----------------   --------------
    Total distributions to
      shareholders .....................         (1.97)             (0.05)            (2.05)             (0.11)
                                          -----------------   --------------   -----------------   --------------
    Net asset value, end of period .....       $ 18.11            $ 18.33           $ 18.16            $ 18.36
                                          -----------------   --------------   -----------------   --------------
                                          -----------------   --------------   -----------------   --------------
SELECTED INFORMATION
Total return (a) .......................         11.33%             13.93%            11.91%             14.51%
Net assets at end of period (in
  thousands and millions for Class B and
  Class Y, respectively) ...............       $ 1,427            $   905           $    16            $    14
Ratio of expenses to average daily net
  assets ...............................          1.95%(d)           1.98%(d)          0.96%(d)           0.99%(d)
Ratio of net investment income (loss) to
  average daily net assets .............         (0.26)%(d)          0.04%(d)          0.74%(d)           1.12%(d)
Average commission rate paid on
  portfolio transactions (b) ...........       $0.0600            $0.0600           $0.0600            $0.0600
Portfolio turnover rate (excluding
  short-term securities) ...............            22%                46%               22%                46%
Ratios before waivers by the advisor:
  Ratio of expenses to average daily net
    assets before waivers ..............          1.95%(d)           1.98%(d)          0.96%(d)           1.00%(d)
  Ratio of net investment income (loss)
    to average daily net assets before
    waivers ............................         (0.26)%(d)          0.04%(d)          0.74%(d)           1.11%(d)

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b)  DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996.
(c)  COMMENCEMENT OF OFFERING OF CLASS B AND CLASS Y SHARES WAS FEBRUARY 18,
     1997.
(d)  ANNUALIZED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      BALANCED FUND

                                                                       CLASS A
                                     ----------------------------------------------------------------------------
                                     Six Months Ended                    Year Ended September 30,
                                      March 31, 1998     --------------------------------------------------------
                                       (Unaudited)         1997        1996        1995        1994        1993
                                     ----------------    --------    --------    --------    --------    --------
PER-SHARE DATA
Net asset value, beginning of
  period ..........................       $ 15.54        $  14.08    $  13.74    $  11.81    $  12.23    $  11.88
                                     ----------------    --------    --------    --------    --------    --------
Operations:
  Net investment income ...........          0.18            0.42        0.44        0.47        0.38        0.34
  Net realized and unrealized gains
    (losses) on investments .......          0.93            2.26        0.89        1.93       (0.26)       0.65
                                     ----------------    --------    --------    --------    --------    --------
    Total from operations .........          1.11            2.68        1.33        2.40        0.12        0.99
                                     ----------------    --------    --------    --------    --------    --------
Distributions to shareholders:
  From net investment income ......         (0.18)          (0.42)      (0.44)      (0.35)      (0.37)      (0.34)
  From net realized gains .........         (1.03)          (0.80)      (0.55)      (0.12)      (0.17)      (0.30)
                                     ----------------    --------    --------    --------    --------    --------
    Total distributions to
      shareholders ................         (1.21)          (1.22)      (0.99)      (0.47)      (0.54)      (0.64)
                                     ----------------    --------    --------    --------    --------    --------
    Net asset value, end of
      period ......................       $ 15.44        $  15.54    $  14.08    $  13.74    $  11.81    $  12.23
                                     ----------------    --------    --------    --------    --------    --------
                                     ----------------    --------    --------    --------    --------    --------
SELECTED INFORMATION
Total return (a) ..................          7.85%          20.24%      10.16%      21.78%       1.00%       8.51%
Net assets at end of period (in
  millions) .......................       $    50        $     49    $     45    $     44    $     46    $     57
Ratio of expenses to average daily
  net assets ......................          1.32%(d)        1.34%       1.32%       1.32%       1.32%       1.32%
Ratio of net investment income to
  average daily net assets ........          2.52%(d)        2.89%       3.16%       3.54%       3.03%       3.13%
Average commission rate paid on
  portfolio transactions (b) ......       $0.0600        $ 0.0600    $ 0.0600         n/a         n/a         n/a
Portfolio turnover rate (excluding
  short-term securities) ..........            15%             42%         27%         39%         62%         41%
Ratios before waivers by the
  advisor and distributor:
  Ratio of expenses to average
    daily net assets before
    waivers .......................          1.75%(d)        1.73%       1.69%       1.65%       1.60%       1.62%
  Ratio of net investment income to
    average daily net assets before
    waivers .......................          2.09%(d)        2.50%       2.79%       3.21%       2.75%       2.83%

                                                         CLASS B
                                          --------------------------------------
                                            Six Months Ended       Period Ended
                                            March 31, 1998(c)     September 30,
                                               (Unaudited)           1997(c)
                                          ---------------------   --------------
PER-SHARE DATA
Net asset value, beginning of period ...         $ 15.51              $ 14.46
                                              ----------          --------------
Operations:
  Net investment income ................            0.11                 0.20
  Net realized and unrealized gains on
    investments ........................            0.95                 1.10
                                              ----------          --------------
    Total from operations ..............            1.06                 1.30
                                              ----------          --------------
Distributions to shareholders:
  From net investment income ...........           (0.15)               (0.25)
  From net realized gains on
    investments ........................           (1.03)                  --
                                              ----------          --------------
    Total distributions to
      shareholders .....................           (1.18)               (0.25)
                                              ----------          --------------
    Net asset value, end of period .....         $ 15.39              $ 15.51
                                              ----------          --------------
                                              ----------          --------------
SELECTED INFORMATION
Total return (a) .......................            7.54%                9.08%
Net assets at end of period (in
  thousands) ...........................         $   111              $    37
Ratio of expenses to average daily net
  assets ...............................            1.99%(d)             1.99%(d)
Ratio of net investment income to
  average daily net assets .............            1.81%(d)             2.11%(d)
Average commission rate paid on
  portfolio transactions (b) ...........         $0.0600              $0.0600
Portfolio turnover rate (excluding
  short-term securities) ...............              15%                  42%
Ratios before waivers by the advisor:
  Ratio of expenses to average daily net
    assets before waivers ..............            2.40%(d)             2.11%(d)
  Ratio of net investment income to
    average daily net assets before
    waivers ............................            1.40%(d)             1.99%(d)

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b)  DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996.
(c)  COMMENCEMENT OF OFFERING OF CLASS B SHARES WAS FEBRUARY 18, 1997.
(d)  ANNUALIZED.

--------------------------------------------------------------------------------

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND                                            March 31, 1998
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (97.5%):
  BASIC MATERIALS (3.4%):
    Air Products & Chemicals ............................       21,200      $ 41,756,950
    Aluminum Company of America .........................       20,000         1,376,250
    Morton International ................................       60,000         1,968,750
                                                                            ------------
                                                                               5,101,950
                                                                            ------------
  CAPITAL GOODS AND SERVICES (9.4%):
    AlliedSignal Inc. ...................................       90,000         3,780,000
    Boeing Co. ..........................................       50,000         2,606,250
    General Electric ....................................       60,000         5,171,250
    Minnesota Mining & Manufacturing Co. .                      30,000         2,735,625
                                                                            ------------
                                                                              14,293,125
                                                                            ------------
  CONSUMER DURABLES (6.1%):
    Chrysler Corp. ......................................       50,000         2,078,125
    Ford Motor ..........................................       85,000         5,509,062
    Masco Corp. .........................................       30,000         1,785,000
                                                                            ------------
                                                                               9,372,187
                                                                            ------------
  CONSUMER NON-DURABLES (8.3%):
    Coca-Cola Co. .......................................       25,000         1,935,937
    Colgate-Palmolive ...................................       38,000         3,291,750
    General Mills .......................................       25,000         1,900,000
    Mattel, Inc. ........................................       35,000         1,386,875
    Philip Morris Co. ...................................       50,000         2,084,375
    Procter & Gamble ....................................       25,000         2,109,375
                                                                            ------------
                                                                              12,708,312
                                                                            ------------
  CONSUMER SERVICES (3.4%):
    Carnival Corp. - Class A ............................       40,000         2,790,000
    McDonald's Corp. ....................................       40,000         2,400,000
                                                                            ------------
                                                                               5,190,000
                                                                            ------------
  ENERGY (9.0%):
    Baker Hughes Inc. ...................................       50,000         2,012,500
    Exxon Corp. .........................................       50,000         3,381,250
    Schlumberger Ltd. ...................................       35,000         2,651,250
    Texaco Inc. .........................................       60,000         3,615,000
    Transocean Offshore Inc. ............................       40,000         2,057,500
                                                                            ------------
                                                                              13,717,500
                                                                            ------------
  FINANCIAL SERVICES (16.7%):
    American Express ....................................       35,000         3,213,437
    Associates First Capital 'A' ........................       30,000         2,370,000
    BankAmerica Corp. ...................................       60,000         4,957,500
    Chubb Corp. .........................................       40,000         3,135,000
    Federal National Mortgage Association .                     75,000         4,743,750
    NationsBank Corp. ...................................       40,000         2,917,500
    Norwest Corp. .......................................      100,000         4,156,250
                                                                            ------------
                                                                              25,493,437
                                                                            ------------
  HEALTH CARE (11.6%):
    Abbott Laboratories .................................       51,400         3,871,062
    Eli Lilly & Co. .....................................       25,000         1,490,625
    Johnson & Johnson ...................................       45,000         3,299,063

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Medtronic, Inc. .....................................       27,400      $  1,421,375
    Merck & Co., Inc. ...................................       40,000         5,135,000
    United Healthcare ...................................       40,000         2,590,000
                                                                            ------------
                                                                              17,807,125
                                                                            ------------
  RETAIL TRADE (3.1%):
    Dayton Hudson .......................................       26,700         2,349,600
    Home Depot ..........................................       35,000         2,360,313
                                                                            ------------
                                                                               4,709,913
                                                                            ------------
  TECHNOLOGY (12.4%):
    Cisco Systems, Inc. .................................       45,000(b)      3,076,875
    Compaq Computer .....................................       60,000         1,552,500
    Electronic Data Systems .............................       45,000         2,064,375
    EMC Corp. ...........................................       60,000(b)      2,268,750
    Hewlett-Packard Co. .................................       55,000         3,485,625
    Intel Corp. .........................................       25,000         1,951,563
    International Business Machines Corp. ...............       20,000         2,077,500
    Sensormatic Electronics .............................      150,000         2,456,250
                                                                            ------------
                                                                              18,933,438
                                                                            ------------
  TRANSPORTATION (2.4%):
    Burlington Northern Santa Fe ........................       35,000         3,640,000
                                                                            ------------
  UTILITIES (11.7%):
    AirTouch Communications .............................       90,000(b)      4,404,375
    BellSouth Corp. .....................................       47,000         3,175,438
    Enron ...............................................       60,000         2,782,500
    FPL Group ...........................................       60,000         3,855,000
    GTE Corp. ...........................................       60,000         3,592,500
                                                                            ------------
                                                                              17,809,813
                                                                            ------------

      Total Common Stock
        (cost: $92,015,661)  ............................                    148,776,800
                                                                            ------------

SHORT-TERM SECURITIES (2.4%):
    Repurchase agreement with Goldman Sachs, acquired on
      3/31/98, interest of $617, 6.00%, 4/1/98
      (cost: $3,704,000) ................................  $ 3,704,000(c)      3,704,000
                                                                            ------------

      Total Investments in Securities
        (cost: $95,719,661) (d)  ........................                   $152,480,800
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(d) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 57,050,427
      GROSS UNREALIZED DEPRECIATION ......      (289,288)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 56,761,139
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

BALANCED FUND                                                     March 31, 1998
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (55.1%):
  BASIC MATERIALS (2.5%):
      Air Products & Chemicals ..........................        6,000      $    497,250
      Aluminum Company of America .......................        6,000           412,875
      Morton International ..............................       10,000           328,125
                                                                            ------------
                                                                               1,238,250
                                                                            ------------
  CAPITAL GOODS AND SERVICES (5.2%):
      AlliedSignal Inc. .................................       19,000           798,000
      Boeing Co. ........................................       11,600           604,650
      General Electric ..................................        9,000           775,687
      Minnesota Mining & Manufacturing Co.                       4,500           410,344
                                                                            ------------
                                                                               2,588,681
                                                                            ------------
  CONSUMER DURABLES (2.8%):
      Ford Motor ........................................       16,000         1,037,000
      Masco Corp. .......................................        6,500           386,750
                                                                            ------------
                                                                               1,423,750
                                                                            ------------
  CONSUMER NON-DURABLES (4.2%):
      Coca-Cola Co. .....................................        4,100           317,494
      Colgate-Palmolive .................................        3,000           259,875
      Mattel, Inc. ......................................        6,300           249,637
      Philip Morris Co. .................................       12,200           508,587
      Procter & Gamble ..................................        9,400           793,125
                                                                            ------------
                                                                               2,128,718
                                                                            ------------
  CONSUMER SERVICES (2.3%):
      Carnival Corp. - Class A ..........................        8,000           558,000
      McDonald's Corp. ..................................       10,000           600,000
                                                                            ------------
                                                                               1,158,000
                                                                            ------------
  ENERGY (6.2%):
      Anadarko Petroleum ................................        4,000           276,000
      Baker Hughes Inc. .................................       15,000           603,750
      Exxon Corp. .......................................        4,400           297,550
      Schlumberger Ltd. .................................       12,100           916,575
      Texaco Inc. .......................................        9,000           542,250
      Transocean Offshore Inc. ..........................        9,500           488,656
                                                                            ------------
                                                                               3,124,781
                                                                            ------------
  FINANCIAL SERVICES (8.9%):
      American International Group ......................        3,750           472,266
      Associates First Capital 'A' ......................        6,300           497,700
      BankAmerica Corp. .................................        8,448           698,016
      Federal National Mortgage Association                     16,800         1,062,600
      NationsBank Corp. .................................        8,000           583,500
      Norwest Corp. .....................................       27,400         1,138,812
                                                                            ------------
                                                                               4,452,894
                                                                            ------------
  HEALTH CARE (6.0%):
      Johnson & Johnson .................................        8,600           630,487
      Medtronic, Inc. ...................................        7,000           363,125
      Merck & Co., Inc. .................................        8,000         1,027,000
      St. Jude Medical ..................................       15,000(b)        501,562

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      United Healthcare .................................        8,000      $    518,000
                                                                            ------------
                                                                               3,040,174
                                                                            ------------
  RETAIL TRADE (2.8%):
      Albertson's, Inc. .................................        5,500           289,438
      Gap Inc. ..........................................       12,000           540,000
      Home Depot ........................................        8,400           566,475
                                                                            ------------
                                                                               1,395,913
                                                                            ------------
  TECHNOLOGY (7.2%):
      Cisco Systems, Inc. ...............................       10,000(b)        683,750
      Compaq Computer ...................................       15,000           388,125
      EMC Corp. .........................................       18,000(b)        680,625
      Hewlett-Packard Co. ...............................        7,000           443,625
      Intel Corp. .......................................        3,500           273,219
      International Business Machines Corp. .                    4,000           415,500
      Lucent Technologies ...............................        2,916           372,884
      Sensormatic Electronics ...........................       21,000           343,875
                                                                            ------------
                                                                               3,601,603
                                                                            ------------
  TRANSPORTATION (1.4%):
      Burlington Northern Santa Fe ......................        6,900           717,600
                                                                            ------------
  UTILITIES (5.6%):
      AirTouch Communications ...........................       21,500(b)      1,052,156
      BellSouth Corp. ...................................        7,000           472,938
      Enron .............................................       12,100           561,138
      GTE Corp. .........................................        7,000           419,125
      WorldCom, Inc. ....................................        7,000(b)        301,438
                                                                            ------------
                                                                               2,806,795
                                                                            ------------

        Total Common Stock
          (cost: $15,898,108)  ..........................                     27,677,159
                                                                            ------------

CORPORATE BONDS (13.1%):
  CONSUMER DURABLES (0.8%):
      Ford Holdings, 9.25%, 3/1/00 ......................  $   400,000           423,360
                                                                            ------------
  CONSUMER SERVICES (2.2%):
      MCI Communications, 7.13%, 6/15/27                       500,000           526,070
      Time Warner Inc., 8.88%, 10/1/12 ..................      500,000           590,030
                                                                            ------------
                                                                               1,116,100
                                                                            ------------
  FINANCIAL SERVICES (7.7%):
      American Express Credit Corporation, 7.38%,
        2/1/99 ..........................................      400,000           405,632
      Aon Corp., 6.88%, 10/1/99 .........................      450,000           456,399
      BankAmerica Corp., 8.38%, 3/15/02 .................      480,000           516,605
      General Motors Acceptance Corp., 8.50%, 1/1/03 ....      500,000           546,315
      Heller Financial, 9.13%, 8/1/99 ...................      300,000           311,511
      Lehman Brothers, floating rate, 7.36%, 12/15/03 ...      650,000(d)        677,423
      Morgan Stanley Group Inc., 8.10%, 6/24/02 .........      500,000           534,915
      NationsBank Corp., 5.38%, 4/15/00 .................      400,000           395,720
                                                                            ------------
                                                                               3,844,520
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BALANCED FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  TRANSPORTATION (1.3%):
      Boeing Co., 8.75%, 9/15/31 ........................  $   500,000      $    641,755
                                                                            ------------

  UTILITIES (1.1%):
      Pennsylvania Power and Light, 7.70%, 10/1/09 ......      500,000           550,670
                                                                            ------------

        Total Corporate Bonds
          (cost: $6,223,803)  ...........................                      6,576,405
                                                                            ------------

U.S. GOVERNMENT AND AGENCY SECURITIES (27.0%):
  GOVERNMENT TRUST CERTIFICATES (0.6%):
      9.25%, Government Trust Certificate, 11/15/01 .....      261,031           276,127
                                                                            ------------

  U.S. AGENCY DEBENTURES (5.1%):
      5.94%, FHLMC, 9/21/99 .............................    1,000,000         1,005,100
      7.40%, FNMA, 7/1/04 ...............................      500,000           538,635
      6.63%, FNMA, 3/21/06 ..............................    1,000,000         1,040,800
                                                                            ------------
                                                                               2,584,535
                                                                            ------------

  U.S. AGENCY MORTGAGE-BACKED SECURITIES (8.8%):
    ADJUSTABLE RATE (2.0%):
      7.05%, FHLMC, Series 1435, Class FA, LIBOR,
        12/15/22 ........................................      586,622(d)        601,323
      7.32%, FNMA, 4/1/18 ...............................      384,464(d)        397,063
                                                                            ------------
                                                                                 998,386
                                                                            ------------

    FIXED RATE (6.8%):
      6.50%, FHLMC, 9/1/25 ..............................      368,435           367,168
      6.50%, FHLMC, 9/1/12 ..............................      483,186           485,147
      6.50%, FHLMC, 1/1/01 ..............................      429,184           429,317
      8.00%, FHLMC, 11/1/24 .............................      804,924           835,962
      6.50%, FHLMC, Series 1056, Class KB, 3/15/01 ......      305,968           306,250
      6.00%, FNMA, 4/1/09 ...............................      685,560           678,917
      6.00%, FNMA, 3/1/03 ...............................      317,516           315,532
      10.00%, FNMA, Series 1989-15, Class D, 9/25/18 ....       11,483            11,544
                                                                            ------------
                                                                               3,429,837
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (12.5%):
      8.50%, U.S. Treasury Bond, 2/15/20 ................    1,000,000         1,297,730
      7.63%, U.S. Treasury Bond, 11/15/22 .                  1,500,000         1,804,290
      5.88%, U.S. Treasury Note, 2/15/04 ................    1,000,000         1,010,590
      7.25%, U.S. Treasury Note, 8/15/04 ................    1,000,000         1,081,670
      6.25%, U.S. Treasury Note, 10/31/01 .                    500,000           509,400
      7.04%, U.S. Treasury Strip, 2/15/15 ...............    1,500,000(c)        545,250
                                                                            ------------
                                                                               6,248,930
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $12,733,324)  ..........................                     13,537,815
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

PRIVATE MORTGAGE-BACKED SECURITIES (2.4%):
  FIXED RATE (2.4%):
      6.40%, Capstead Securities Corporation, Series
        1993-D, Class D2, 7/25/23 .......................  $   204,037      $    201,297
      8.50%, Residential Funding Mortgage Securities,
        Series 1993-S26, Class A17, 6/25/09 .............      900,000           933,912
      9.30%, Security Pacific National Bank, Series
        1989-A, Class 7, 8/25/19 ........................       74,247            74,178
                                                                            ------------
                                                                               1,209,387
                                                                            ------------

        Total Private Mortgage-Backed Securities
          (cost: $1,198,418)  ...........................                      1,209,387
                                                                            ------------

ASSET-BACKED SECURITIES (1.2%):
      Citibank Credit Card Master Trust I, Series 1997-7,
        Class A, 6.35%, 8/15/02 .........................      500,000           504,285
      Premier Auto Trust, Series 1993-6, Class A2, 4.65%,
        11/2/99 .........................................      106,149           105,861
                                                                            ------------

        Total Asset-Backed Securities
          (cost: $605,290)  .............................                        610,146
                                                                            ------------

SHORT-TERM SECURITIES (0.1%):
      Repurchase agreement with Goldman Sachs, acquired
        on 3/31/98, interest of $7, 6.00%, 4/1/98
        (cost: $43,000) .................................       43,000(e)         43,000
                                                                            ------------

        Total Investments in Securities
          (cost: $36,701,943) (f)  ......................                   $ 49,653,912
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(d)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         ADJUSTABLE OR FLOATING RATE - REPRESENTS SECURITIES THAT PAY INTEREST
           AT RATES THAT INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT MARCH 31, 1998.
(e) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(f) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 13,079,164
      GROSS UNREALIZED DEPRECIATION ......      (127,195)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 12,951,969
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

[PHOTO]

BRUCE SALVOG
shares responsibility for the management of Government Income Fund. He has 28 years of financial experience.
--------------------------------------------------------------------------------

May 17, 1998
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998, THE FUND ACHIEVED A TOTAL RETURN OF 4.31%* WITH ALL DISTRIBUTIONS REINVESTED BUT NOT INCLUDING THE FUND'S SALES CHARGE. During the same period, the fund's benchmark,*** the Merrill Lynch 5-10 Year Treasury Index,** returned 5.22%, while the Lipper U.S. Mortgage Funds Average+ gained 3.6%. The fund's monthly dividend remained stable at between 4.5 cents and 4.9 cents per share over the six-month reporting period.

THE FUND WAS POSITIONED TO BENEFIT FROM AN EXPECTED DECLINE IN LONG-TERM INTEREST RATES, WHICH DID HAPPEN DURING THE REPORTING PERIOD. Entering the fourth quarter of 1997, the fund's effective duration*** was 5.5 years, or about two years longer than our estimate of the effective duration of the average mortgage fund within the Lipper category. (We discuss effective duration in greater detail below.) During the period, we made no significant changes to the fund's duration. This strategy reflected our view that long-term interest rates were likely to exhibit stability, along with the high priority that the fund continues to place on generating current income.

THE FUND'S PERFORMANCE RELATIVE TO ITS LIPPER PEER GROUP IS IN PART DUE TO ITS LONGER EFFECTIVE DURATION. In a falling interest-rate environment such as the one that characterized the reporting period, longer-duration portfolios will typically outperform as bond prices appreciate. Relative to the fund's benchmark, we attribute the fund's underperformance to our portfolio mix of mortgage-backed and Treasury securities. During periods of falling interest rates, Treasuries usually outperform mortgage-backed issues due to concerns about refinancing. The fund's benchmark, the Merrill Lynch 5-10 Year Treasury Index, is comprised entirely of Treasury securities.


PERFORMANCE THROUGH MARCH 31, 1998*
--------------------------------------------------------------------------------

Growth of $10,000 Invested Since Inception

[GRAPH]

Government Income Fund,
reflects the fund's 2%     Merrill Lynch 5-10 Year     Lipper U.S. Mortgage
sales charge++             Treasury Index**            Funds Average+
    9800                         10000                   10000
    9790.2                       10000                   10000
    9561.86                       9699.8                  9711.75
    9524.5                        9644.22                 9678.12
    9715.29                       9757.25                 9817.59
    9643.2                        9721.05                 9835.96
    9520.92                       9629.77                 9778.59
    9184.04                       9370.63                 9523
    9661.51                       9798.22                 9843.35
    9720.71                       9837.6                  9946.71
    9841.11                       9977.79                10066
   10241.3                       10370.8                 10410.8
   10352.4                       10511.8                 10528.3
   10193.9                       10366.3                 10439.4
   10106.6                       10309.3                 10395.1
   10004.7                       10188.8                 10328.1
   10317.3                       10451.1                 10566.8
   10325.8                       10373.6                 10539.1
   10295.4                       10372.9                 10546.4
   10482.5                       10646.2                 10771.2
   10644.8                       10846                   10968.6
   10595.1                       10666.6                 10840.1
   10544.1                       10659.2                 10805
   10653.5                       10809.3                 10942.3
   10650.1                       10695.7                 10870.8
   10636.7                       10770.5                 10886
   10788.1                       11004.5                 11077.5
   10943.8                       11343.7                 11349.4
   11109.4                       11739.2                 11619
   11251.9                       12061.4                 11817.5
   11133.6                       11779.8                 11682.7
   11165.7                       11827.4                 11735
   11395                         12152.9                 11979.6
   11501.4                       12286.4                 12102.2
   11584.3                       12288.3                 12157.9
   11370.2                       12106.5                 12043.4
   11428.6                       12100.4                 12088.6
   11411.1                       12104.9                 12105.1
   11220.1                       11956.5                 11992
   11615.6                       12315.7                 12329
   11830.4                       12518.1                 12511.6
   12036.2                       12715.7                 12705.3
   11872.1                       12505.3                 12594.3
   11969                         12631.8                 12691
   12145.7                       12860.9                 12820.4
   12382.3                       13162.4                 13085.7
   12592.9                       13385.2                 13289.6
   12797.2                       13540.5                 13447.7
   12892                         13599.2                 13533.9
   12940.5                       13647.5                 13618
   13073.1                       13796.4                 13752.9
   13168.9                       13860.6                 13834
   13090.6                       13819                   13839.1
   13361.2                       13996.8                 14043.6
   13679.8                       14355.2                 14322.9
   14065.1                       14732.6                 14596.5
   14274.5                       14888.4                 14781.4
   14423.6                       15075.9                 14905
   14985.5                       15679.7                 15289.8
   14430.7                       15306.5                 15075.4
   14539.2                       15385.6                 15186.2
   14361.4                       15255.3                 15096.7
   14498.8                       15367.7                 15221.7
   14935.6                       15692.1                 15482.5
   15184.1                       15989.4                 15696.8
   15361.9                       16456.9                 15910
   15555.7                       16670.3                 16078
   15692                         16984.9                 16230.1
   15242.7                       16667.4                 16005.8
   15270.1                       16558.8                 16025.5
   15640.5                       16863.3                 16257.9
   16029.8                       17330.2                 16544
   16230.8                       17741.1                 16757.1
   16300.4                       17824.9                 16821.7
   16376.4                       17979.8                 16906.6
   16378.4                       17947.6                 16943.1
   16798                         18406.9                 17191.7
   16984.7                       18450.3                 17275
   17327.3                       18894                   17458.1
   17287.8                       19026.9                 17463.3
   17351.7                       19049.3                 17508.5
   17073.8                       18799.2                 17368
   17211.9                       18883.4                 17481.3
   17508.1                       19169.1                 17669.2
   16974.9                       18662.3                 17424
   16297                         18139.2                 16928.1
   15919.1                       17960.9                 16657.7
   15860.5                       17963.2                 16620.6
   15710.8                       17900.2                 16581.9
   16126.4                       18242.1                 16842.7
   16142.1                       18287.3                 16876.1
   15694.1                       17964.2                 16636.6
   15597.2                       17903.4                 16572.4
   15499.6                       17840.2                 16516.8
   15647                         17977.6                 16632
   16001                         18352.8                 16938.5
   16524.2                       18862.6                 17341.5
   16665                         18964.7                 17412.4
   16940.8                       19273.4                 17636.1
   17704.9                       20223.8                 18194.3
   17683.7                       20408.1                 18292.2
   17641                         20280.9                 18286
   17836.7                       20547                   18473.1
   18027.6                       20773.2                 18626.2
   18225                         21117.2                 18804.1
   18488.2                       21518.2                 19035.5
   18749.9                       21845.5                 19278.9
   18869.5                       21998.7                 19392.2
   18498                         21441                   19142.7
   18412.5                       21203.4                 19041.7
   18268.1                       20981.9                 18949.6
   18229                         20878                   18869.3
   18565                         21191.2                 19091.5
   18589.2                       21219.6                 19144.6
   18567.2                       21137                   19126.9
   18926.3                       21556.2                 19429.8
   19417.6                       22112.5                 19828.2
   19782.2                       22598.6                 20131.2
   19543                         22239.2                 19981.2
   19578.9                       22261.7                 20086.4
   19616                         22244.6                 20135.3
   19278                         21921.4                 19930.3
   19711.1                       22299.3                 20233.2
   19858.9                       22512.5                 20401
   20142.8                       22783.5                 20631.3
   20832.5                       23554                   21084.6
   20576.1                       23221.7                 20967.7
   20912.5                       23635.3                 21224.6
   21247                         24108.5                 21451.1
   21281.4                       24183.9                 21524.9
   21531                         24463.7                 21716.6
   21847.2                       24930.5                 21948.2
   21768.8                       24813.1                 21958.3
   21812.8                       24867.9                 22003

** An unmanaged index, that includes no expenses or transaction charges, of all U.S. Treasury bonds that have maturities of five to 10 years.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

AVERAGE ANNUALIZED TOTAL RETURNS
Includes 2% maximum sales charge++

One Year                                              10.89%
--------------------------------------------------------------------------------
Five Year                                              5.57%
--------------------------------------------------------------------------------
Ten Year                                               7.68%
--------------------------------------------------------------------------------
Since Inception (3/16/87)                              7.31%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, returns would have been lower.

All fund and benchmark returns include reinvested distributions.

++ Effective February 18, 1997, the fund's maximum sales charge was changed from 4% to 2%.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                    70  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------


[PHOTO]

DAVID STEELE
shares responsibility for the management of Government Income Fund. He has 19 years of financial experience.
--------------------------------------------------------------------------------

FIXED-INCOME INVESTMENTS BENEFITED FROM THE IMPACT OF THE ASIAN RECESSION. Between October and early January, long-term bond yields declined by about 0.50% as global investors sought refuge in high-quality U.S. fixed income securities amid the economic storm raging in Asia. Domestic investors also bought longer-term bonds, confident that reduced demand for U.S. goods abroad and the impact of the strong dollar at home would keep inflation under control. Better-than-expected inflation news and reduced borrowing requirements from the federal government also helped to create a bullish environment for fixed income securities. However, when U.S. economic growth appeared to remain strong during the first quarter of 1998, bond yields rose modestly during the final weeks of the reporting period.

DESPITE THE ROBUST DOMESTIC ECONOMY, INFLATION REMAINED BENIGN. Prices at the consumer level increased just 1.4% during the 12 months through March, while producer prices actually declined during the same period. Excluding the volatile food and energy sectors,*** last year's 2.2% rise in the consumer price index was the smallest in more than 30 years. Significant gains in productivity, falling energy prices, and the strong dollar helped to keep inflation in check despite strong economic growth and an increasingly tight labor market.

THE FEDERAL RESERVE MAINTAINED A STABLE MONETARY POLICY. Faced with little evidence of reported inflation and concerned about exacerbating the difficulties in Asia, the Federal Reserve Board kept the target for the key Federal funds lending rate*** at 5.5% during the reporting period. The decline in long-term bond yields, coupled with steady short-term interest rates, resulted in a significant flattening of the yield curve.***

Thank you for your investment in Government Income Fund. We continue our dedication to providing you with quality investment management.

Sincerely,


/s/ Bruce Salvog              /s/ David Steele

Bruce Salvog                  David Steele
Portfolio Manager             Portfolio Manager


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

 As a percentage of total assets on March 31, 1998

[CHART]

U.S. Agency Inverse Interest-Only Securities              1%
U.S. Agency Fixed Rate Mortgage-Backed Securities        61%
U.S. Agency Z-Bond Securities                            15%
U.S. Agency Fixed Debentures                              4%
U.S. Treasury Securities                                  9%
U.S. Agency CMOs - Fixed                                  8%
Short-Term                                                1%
Other Assets                                              1%


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                    71  1998 Semiannual Report - Piper Funds

INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

[PHOTO]

BRUCE SALVOG
shares responsibility for the management of Intermediate Bond Fund. He has 28 years of financial experience.
--------------------------------------------------------------------------------

May 17, 1998
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998, THE FUND ACHIEVED A TOTAL RETURN OF 3.27%* WITH ALL DISTRIBUTIONS REINVESTED BUT NOT INCLUDING THE FUND'S SALES CHARGE. During the same period, the fund's benchmark,*** the Lehman Brothers Intermediate Aggregate Index,** returned 3.85%, while the Lipper Intermediate Investment-Grade Debt Funds Average+ gained 3.94%.

THE FUND MADE ONLY MINOR CHANGES TO ITS PORTFOLIO DURING THE REPORTING PERIOD, MAINTAINING THE FUND'S AVERAGE EFFECTIVE DURATION*** AT 3.3 YEARS. (Effective duration is discussed in greater detail below.) The fund continues to be managed with the goal of maximizing current income, within the context of market conditions.

FIXED INCOME INVESTMENTS BENEFITED FROM THE IMPACT OF THE ASIAN RECESSION. Between October and early January, yields declined across the maturity spectrum as global investors sought refuge in high-quality U.S. bonds amid the economic storm raging in Asia. Domestic investors also bought fixed income securities, confident that reduced demand for U.S. goods abroad and the impact of the strong dollar at home would keep inflation under control. Better-than-expected inflation news and reduced borrowing requirements from the federal government also helped to create a bullish environment for fixed income securities.


--------------------------------------------------------------------------------

PERFORMANCE THROUGH MARCH 31, 1998*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[GRAPH]

Intermediate Bond Fund          Lehman Brothers        Lipper Intermediate
class A, reflects the fund's    Intermediate           Investment-Grade Debt
2% sales charge++               Aggregate Index**      Funds Average+
     9800                         10000                    10000
     9760.8                       10000                    10000
     9765.7                       10017.3                  10009.6
     9958.25                      10217                    10203.2
     10102.5                      10384.7                  10355.1
     9987.24                      10275.2                  10259.7
     9982.19                      10262.9                  10281
     10099.2                      10394.6                  10403.1
     10042.8                      10343.9                  10356.3
     10027.3                      10378.5                  10380.1
     10220                        10586.7                  10559.7
     10477                        10837.1                  10777
     10736                        11108                    11041.8
     10911.8                      11343.6                  11241
     10777.7                      11196.9                  11105.6
     10847.9                      11258.9                  11162.5
     11082.1                      11503.8                  11374.2
     11219.3                      11618.8                  11453.7
     11296.6                      11664.1                  11474.3
     11224.1                      11587                    11357.8
     11285.9                      11639.1                  11394
     11291.6                      11659.3                  11400
     11251.6                      11595.3                  11310.1
     11522                        11888.6                  11585.8
     11713.3                      12058.5                  11749.8
     11917.6                      12241.6                  11906.5
     11864.7                      12162                    11780.6
     11965.4                      12257.9                  11836
     12090.8                      12398.7                  11920.4
     12313.4                      12613.9                  12138.9
     12478.2                      12801.1                  12299.8
     12716.8                      12955.3                  12428.7
     12846.2                      13060.9                  12559.1
     12964.1                      13149.7                  12662
     13095.3                      13284.8                  12812.5
     13177.2                      13379.2                  12898.7
     13196.2                      13389.5                  12902.7
     13407                        13567.8                  13054.9
     13657.9                      13822.4                  13338
     13975.4                      14067.9                  13598.8
     14164.6                      14255.7                  13742.4
     14355.1                      14396.4                  13872.4
     14687.6                      14715.2                  14292.5
     14560                        14570.4                  14112.3
     14715.5                      14658.4                  14186.9
     14763.1                      14588.8                  14135.7
     14886.5                      14723.6                  14223.1
     15156                        14965                    14485.6
     15427.4                      15168.8                  14697.1
     15924.9                      15405.2                  15051.3
     16185.8                      15576.1                  15187.1
     16448.5                      15752.7                  15383.8
     16255.6                      15574.1                  15154.3
     16291.5                      15555.2                  15131.4
     16481.2                      15760.7                  15357.2
     17128.9                      16029.8                  15674.1
     17720.8                      16247.5                  15988.9
     17969.6                      16324.9                  16075
     18159.4                      16438.7                  16198
     18243.4                      16451.1                  16203
     18589.2                      16659.8                  16510
     18797.9                      16710.3                  16611.4
     19023.6                      16906.1                  16926.8
     19250.6                      16956.2                  16984.8
     19290                        17002.9                  17062.1
     19060.2                      16931.8                  16908.9
     19053.5                      17030.5                  17010.2
     19209.7                      17211.5                  17238.8
     18887.1                      17008.4                  16910.4
     17446.4                      16672.3                  16467.3
     15223.7                      16555.9                  16219.8
     14504.8                      16586.6                  16146.3
     14172                        16576                    16091.1
     14576.7                      16847.3                  16359
     14689.6                      16900.2                  16401.8
     14119.9                      16716.1                  16196.2
     13704.1                      16712.2                  16154.3
     13445                        16644.6                  16099.1
     13652.6                      16729.2                  16178.7
     13844.2                      17037.5                  16432.5
     14314.9                      17418.7                  16785.9
     14510.9                      17512.3                  16893
     14822.2                      17739.6                  17141.4
     15652                        18282.1                  17765.9
     15854.4                      18398.3                  17874.8
     15747.3                      18411.4                  17842.2
     16111.5                      18586.9                  18058.2
     16399.9                      18731.4                  18236.5
     16551.5                      18925.1                  18463.8
     16768.2                      19161.8                  18725.8
     17010.5                      19376.2                  18977.8
     17107.3                      19536.1                  19108
     16988                        19331.6                  18786.6
     16933.4                      19243.3                  18662.8
     16856.2                      19180.8                  18560.9
     16800.6                      19151.6                  18531.4
     17013.7                      19376.6                  18745.4
     17082.9                      19439.2                  18795.7
     17086.7                      19449.1                  18788.4
     17331.3                      19740.1                  19108.4
     17651.8                      20103.4                  19508
     17857.8                      20376.8                  19847.2
     17759.9                      20256.5                  19679.9
     17842.6                      20361.9                  19745.8
     17901.6                      20410.7                  19800.8
     17752.4                      20251.5                  19597.7
     17979.1                      20520.9                  19848.1
     18114.5                      20701.5                  20031.2
     18298                        20910.5                  20262.9
     18673.1                      21322.5                  20790.4
     18595                        21237.2                  20616.2
     18768.5                      21492                    20908
     18954.8                      21730.6                  21128.4
     18969.4                      21787.1                  21196.2
     19083                        21970.1                  21387.8
     19316.6                      22231.6                  21671.8
     19309.1                      22238.2                  21651.9
     19382.5                      22318.3                  21735.2

** An unmanaged index, that includes no expenses or transaction charges, consisting of one- to 10-year government and corporate securities and all of the mortgage- and asset-backed securities in the Lehman Brothers Aggregate Index.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

CLASS A AVERAGE ANNUALIZED TOTAL RETURNS
Includes 2% maximum sales charge++

One Year                                               7.00%
--------------------------------------------------------------------------------
Five Year                                              1.12%
--------------------------------------------------------------------------------
Since Inception (7/11/88)                              7.04%
--------------------------------------------------------------------------------

CLASS Y AVERAGE ANNUALIZED TOTAL RETURNS
Sales charges do not apply to class Y shares.

One Year                                               9.50%
--------------------------------------------------------------------------------
Since Inception (2/18/97)                              7.27%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, the class A returns would have been lower.

All fund and benchmark returns include reinvested distributions.

++ Effective September 12, 1996, the fund's maximum sales charge was changed from 1.5% to 2%.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                    72  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

[PHOTO]

DAVID STEELE
shares responsibility for the management of Intermediate Bond Fund. He has 19 years of financial experience.
--------------------------------------------------------------------------------

DURING THE SECOND HALF OF THE REPORTING PERIOD, BOND YIELDS BACKED UP AS ECONOMIC GROWTH REMAINED STRONG. Investors had expected the effects of the Asian crisis to begin slowing the domestic economy by early 1998. When subsequent evidence showed continued strength in consumer demand, interest rates retraced a portion of their earlier decline. Beginning in mid-January, the yield on the Treasury's 30-year benchmark bond increased by about one-fourth of one percentage point to close the reporting period at slightly less than 6%. Also during this time, yield differentials between high- and low-rated bonds contracted, after widening significantly during the fourth quarter of 1997.

DESPITE THE ROBUST DOMESTIC ECONOMY, INFLATION REMAINED BENIGN. Prices at the consumer level increased just 1.4% during the 12 months through March, while producer prices actually declined over the same period. Excluding the volatile food and energy sectors,*** last year's 2.2% rise in the consumer price index was the smallest in more than 30 years. Significant gains in productivity, falling energy prices, and the strong dollar helped to keep inflation in check despite strong economic growth and an increasingly tight labor market.

THE FEDERAL RESERVE MAINTAINED A STABLE MONETARY POLICY. Faced with little evidence of reported inflation and concerned about exacerbating the difficulties in Asia, the Federal Reserve Board kept the target for the key Federal funds lending rate*** at 5.5 percent over the reporting period. The decline in long-term bond yields, coupled with steady short-term interest rates, resulted in a significant flattening of the yield curve.***

Thank you for investing in Intermediate Bond Fund. We appreciate the opportunity to help you pursue your investment goals.

Sincerely,



/s/ Bruce Salvog              /s/ David Steele

Bruce Salvog                  David Steele
Portfolio Manager             Portfolio Manager


--------------------------------------------------------------------------------

 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

 As a percentage of total assets on March 31, 1998

[CHART]

U.S. Agency Debentures                                    7%
U.S. Treasury Securities                                 17%
U.S. Agency Fixed Rate Mortgage-Backed Securities        30%
Corporate Bonds                                          37%
Asset-Backed Securities                                   7%
Short-Term                                                1%
Other Assets                                              1%


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                    73  1998 Semiannual Report - Piper Funds

ADJUSTABLE RATE MORTGAGE SECURITIES FUND
--------------------------------------------------------------------------------

[PHOTO]

TOM MCGLINCH, CFA
shares responsibility for the management of Adjustable Rate Mortgage Securities Fund. He has 17 years of financial experience.
--------------------------------------------------------------------------------

May 17, 1998
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

FOR THE SIX MONTHS ENDED MARCH 31, 1998, ADJUSTABLE RATE MORTGAGE SECURITIES FUND PRODUCED A TOTAL RETURN OF 2.75%.* This return includes reinvested distributions but does not include the fund's sales charge. While the Lehman Brothers Adjustable Rate Mortgage Index,** the fund's unmanaged market benchmark,*** returned 3.14%, the fund's performance was better than the average fund in the Lipper Adjustable Rate Mortgage Funds Average,+ which returned 2.39% during the same time frame. Our decision to avoid adjustable rate mortgage securities that are sensitive to prepayment risk, along with placing a significant proportion of our assets in fixed rate mortgage securities, worked well for our investors.

OVERALL, SHORT-TERM INTEREST RATES ROSE SLIGHTLY DURING THE PAST SIX MONTHS, ALTHOUGH THEY FELL RATHER DRAMATICALLY IN JANUARY WHEN FEARS ABOUT THE ASIAN ECONOMIC CRISIS PEAKED. While the U.S. economy continued to produce impressive growth, inflation remained low and wages rose only slightly. In fact, the Asian economic crisis -- which devalued currencies, rattled the foundations of shaky financial institutions and caused a sharp rise in bankruptcies -- may have put a damper on U.S. inflation expectations. The main reason: U.S. corporations fear Asian goods, made cheaper by the devaluation*** of their currencies, could compel U.S. producers to hold down their prices in


--------------------------------------------------------------------------------

PERFORMANCE THROUGH MARCH 31, 1998*
--------------------------------------------------------------------------------

Growth of $10,000 Invested Since Inception


[GRAPH]

Adjustable Rate Mortgage         Lehman Brothers
Securities Fund, reflects the    Adjustable Rate       Lipper Adjustable Rate
fund's 2% sales charge++         Mortgage Index**      Mortgage Funds Average+
     9800                         10000                    10000
     9789.77                      10000                    10000
     9779.54                       9957                    10038.9
     9706.91                       9918.17                 10060.8
     9798.52                      10026.3                  10113.6
     9952.86                      10116.5                  10175.3
     10087.3                      10221.7                  10247
     10149.2                      10266.7                  10263.5
     10338                        10354                    10313.7
     10390                        10409.9                  10361.7
     10314.2                      10324.5                  10349.5
     10291.6                      10340                    10370
     10312.2                      10437.2                  10416.2
     10496                        10543.7                  10460.2
     10631.9                      10636.4                  10521.5
     10680.6                      10684.3                  10556.1
     10738.1                      10747.3                  10604.8
     10818.3                      10773.1                  10627
     10887.6                      10886.3                  10684.6
     10934.9                      10936.3                  10724.8
     10982.4                      11002                    10772.7
     11041.5                      11004.2                  10795.5
     11112.3                      11008.6                  10812.4
     11114.6                      10978.8                  10801.7
     11148.2                      11061.2                  10829.4
     11321.2                      11135.3                  10872.5
     11109.9                      11099.6                  10869.8
     10789.7                      11012                    10820.4
     10727.2                      10953.6                  10774
     10656                        10944.8                  10746.9
     10620.3                      10968.9                  10768
     10656.2                      11035.8                  10806.6
     10644.2                      11089.9                  10832.6
     10608                        11044.4                  10820.4
     10535.2                      11035.6                  10823.4
     10477.4                      11004.7                  10798.4
     10419.2                      11061.9                  10815.1
     10631.4                      11245.5                  10919
     10782.9                      11471.6                  11041.4
     10885.4                      11526.6                  11115.2
     10938.4                      11648.8                  11200.2
     11054.5                      11837.5                  11332.9
     11120.6                      11886.1                  11354
     11174.5                      11928.9                  11394.4
     11222.2                      12001.6                  11465.7
     11299.2                      12086.8                  11525.9
     11365.3                      12161.8                  11591.4
     11434.5                      12265.2                  11669.2
     11518.9                      12358.4                  11737.6
     11602.8                      12444.9                  11813.6
     11631.9                      12473.5                  11830
     11686.3                      12496                    11864.4
     11712.2                      12512.2                  11906.5
     11753.1                      12528.5                  11952.2
     11822.9                      12617.4                  12026.3
     11880.2                      12679.2                  12074.6
     11940.1                      12755.3                  12128.2
     12041.5                      12853.5                  12214.2
     12160.7                      13000.1                  12319
     12253.2                      13124.9                  12394
     12297.4                      13166.9                  12433.9
     12370.2                      13243.2                  12498.2
     12430.9                      13317.4                  12558.4
     12460.4                      13342.7                  12602.9
     12533.1                      13446.8                  12690.9
     12610.3                      13530.1                  12766.7
     12702.9                      13619.4                  12846.1
     12795.7                      13736.6                  12942.5
     12810.9                      13772.3                  12977.7
     12904                        13885.2                  13055.5
     12966.8                      13976.9                  13119.9
     13011.6                      14018.8                  13151.1
     13073.7                      14114.1                  13223.2
     13150.9                      14208.7                  13296.9
     13180.9                      14239.9                  13328.7
     13259.1                      14335.3                  13380.9

** An unmanaged index, which includes no expenses or transaction charges, of U.S. agency adjustable rate mortgage securities.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.


AVERAGE ANNUALIZED TOTAL RETURNS
Includes 2% maximum sales charge++

One Year                                               4.28%
--------------------------------------------------------------------------------
Five Year                                              4.00%
--------------------------------------------------------------------------------
Since Inception (1/30/92)                              4.68%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. Performance prior to September 1, 1995, reflects historical net asset value performance of American Adjustable Rate Term Trust 1998, the fund's predecessor for financial reporting purposes.

All fund and benchmark returns include reinvested distributions.

++ Effective February 18, 1997, the fund's maximum sales charge was changed from 1.5% to 2%.



*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                    74  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

[PHOTO]

WAN-CHONG KUNG, CFA
shares responsibility for the management of Adjustable Rate Mortgage Securities Fund. She has six years of financial experience.
--------------------------------------------------------------------------------

response. Those competitive pressures, combined with sharply reduced Asian demand for U.S. products, may slow U.S. economic growth, and relieve wage and price pressures that seemed inevitable as U.S. unemployment reached 20-year lows.

GIVEN OUR EXPECTATION THAT THE ECONOMY WOULD BE WEAKER LATER THIS YEAR, WE SOLD PREPAYMENT-SENSITIVE ISSUES AND BOUGHT SECURITIES WITH STABLE INCOME STREAMS. Although the softer economy might point to lower interest rates over the long haul, we are not prepared to sacrifice income in order to boost our price sensitivity (or the potential for big price gains if interest rates fall). This strategy of selling prepayment-sensitive issues has largely been in place since mid-1996, and the portfolio, consequently, has had very little turnover in the time since we last wrote. Overall, our goal is to achieve the highest current income that is consistent with stable principal.

WE SOLD OUR HIGH-COUPON ARMS, WHICH TEND TO PREPAY QUICKLY WHEN INTEREST RATES FALL. To maintain a consistent dividend for our shareholders, we reinvested that money in floating rate securities pegged to a lagging index such as the 11th Federal Reserve District's Cost of Funds Index, commonly called COFI. Since that index is an average, which tends to adjust more slowly than market rates, we hope to maintain our income, should interest rates fall. We also continue to hold 20% of our total assets in fixed-rate mortgage securities. By holding fixed-rate mortgages we can take advantage of price gains when interest rates fall, and their yields are stable. This helps us maintain a consistent dividend payout.


--------------------------------------------------------------------------------

 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
 As a percentage of total assets on March 31, 1998

[CHART]

U.S. Agency Fixed Rate Mortgage-Backed Securities        19%
U.S. Agency Adjustable Rate Mortgage-Backed Securities   55%
U.S. Treasury Securities                                  1%
U.S. Agency Adjustable Rate CMOs                         13%
Private Adjustable Rate CMOs                              9%
Short-Term                                                2%
Other Assets                                              1%

U.S. agency mortgage-backed ARM securities include 9% of total assets in ARM securities with coupons that reset in more than four years. All other ARM security coupons in the fund reset in 12 months or less.


--------------------------------------------------------------------------------

                    75  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------


LOOKING AHEAD, OUR OUTLOOK CALLS FOR STABLE INTEREST RATES AS WE BELIEVE ECONOMIC GROWTH WILL SLOW LATER THIS YEAR. In effect, some of the surprisingly strong economic activity we saw in the first quarter of 1998 was probably "borrowed" from the second quarter: the combination of unseasonably warm weather in much of the U.S. and early tax refund payments boosted items like housing starts and consumer sales. But we expect that growing consumer debt is likely to put a damper on spending later this year and economic growth will slow. In this environment, we plan to maintain our current focus on stable income.

Thank you for investing in Adjustable Rate Mortgage Securities Fund.

Sincerely,




/s/ Tom McGlinch              /s/ Wan-Chong Kung

Tom McGlinch                  Wan-Chong Kung
Portfolio Manager             Portfolio Manager


--------------------------------------------------------------------------------

                    76  1998 Semiannual Report - Piper Funds

            Financial Statements (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  March 31, 1998
 ................................................................................

                                                                                                 ADJUSTABLE
                                                                                                    RATE
                                                                                                  MORTGAGE
                                                               GOVERNMENT      INTERMEDIATE      SECURITIES
                                                               INCOME FUND      BOND FUND           FUND
                                                              -------------   --------------   --------------
ASSETS:
Investments in securities at market value* (including
  repurchase agreements of $655,000, $336,000 and
  $3,091,000, respectively) (note 2) .......................  $ 72,436,530    $  58,693,690    $ 157,241,295
Cash in bank on demand deposit .............................        20,751           17,332           20,901
Receivable for fund shares sold ............................        28,330               --               --
Principal receivable on mortgage securities ................            --               --          332,563
Accrued interest receivable ................................       507,670          724,244        1,014,915
                                                              -------------   --------------   --------------
  Total assets .............................................    72,993,281       59,435,266      158,609,674
                                                              -------------   --------------   --------------

LIABILITIES:
Dividends payable to shareholders ..........................       329,256          227,158          742,638
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................     9,996,094               --               --
Payable for fund shares redeemed ...........................        23,403              282           63,505
Accrued investment management fee ..........................        26,983           15,297           47,560
Accrued distribution and service fees ......................        16,190            8,643           20,383
                                                              -------------   --------------   --------------
  Total liabilities ........................................    10,391,926          251,380          874,086
                                                              -------------   --------------   --------------
  Net assets applicable to outstanding capital stock .......  $ 62,601,355    $  59,183,886    $ 157,735,588
                                                              -------------   --------------   --------------
                                                              -------------   --------------   --------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $ 75,186,954    $ 334,049,149    $ 303,198,330
Distributions in excess of net investment income ...........          (331)        (125,225)              --
Accumulated net realized loss on investments ...............   (16,000,967)    (275,876,897)    (146,707,133)
Unrealized appreciation of investments .....................     3,415,699        1,136,859        1,244,391
                                                              -------------   --------------   --------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $ 62,601,355    $  59,183,886    $ 157,735,588
                                                              -------------   --------------   --------------
                                                              -------------   --------------   --------------

* Investments in securities at identified cost .............  $ 69,020,831    $  57,556,831    $ 155,996,904
                                                              -------------   --------------   --------------
                                                              -------------   --------------   --------------

NET ASSET VALUE AND OFFERING PRICE:
CLASS A (NOTE 1):
Net assets .................................................  $ 62,601,355    $  50,061,076    $ 157,735,588
Shares outstanding (authorized 10 billion, four billion and
  10 billion shares, respectively, of $0.01 par value) .....     6,752,501        6,491,084       19,379,923
Net asset value ............................................  $       9.27    $        7.71    $        8.14
Maximum offering price per share (net asset value plus 2% of
  offering price) ..........................................  $       9.46    $        7.87    $        8.31
CLASS Y:
Net assets .................................................            --    $   9,122,810               --
Shares outstanding (authorized one billion shares of $0.01
  par value) ...............................................            --        1,182,247               --
Net asset value and offering price per share ...............            --    $        7.72               --

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 1998
 ................................................................................

                                                                                             ADJUSTABLE
                                                                                                RATE
                                                                                              MORTGAGE
                                                               GOVERNMENT    INTERMEDIATE    SECURITIES
                                                              INCOME FUND     BOND FUND         FUND
                                                              ------------   ------------   ------------
INCOME:
Interest ...................................................  $ 2,319,631    $ 2,139,776    $ 5,543,406
Fee income (note 2) ........................................       46,996             --             --
                                                              ------------   ------------   ------------

  Total income .............................................    2,366,627      2,139,776      5,543,406
                                                              ------------   ------------   ------------

EXPENSES (NOTE 5):
  Investment management fee ................................      163,178        101,607        298,493
  Distribution and service fees:
    CLASS A ................................................      163,178         83,822        127,926
    CLASS Y ................................................           --             --             --
  Custodian and accounting fees ............................       26,672         33,408         78,057
  Transfer agent and dividend disbursing agent fees ........       32,426         24,333         98,580
  Registration fees ........................................        9,788         13,333          7,529
  Reports to shareholders ..................................       12,703         16,488         23,441
  Directors' fees ..........................................        4,036          4,036          9,113
  Audit and legal fees .....................................       24,763         25,263         28,351
  Other expenses ...........................................        4,458          4,235          6,734
                                                              ------------   ------------   ------------
  Total expenses ...........................................      441,202        306,525        678,224
    Less Class A expenses waived by the distributor ........      (56,365)       (24,026)            --
                                                              ------------   ------------   ------------

  Net expenses before expenses paid indirectly .............      384,837        282,499        678,224
    Less expenses paid indirectly ..........................          (19)           (56)           (14)
                                                              ------------   ------------   ------------

  Total net expenses .......................................      384,818        282,443        678,210
                                                              ------------   ------------   ------------

  Net investment income ....................................    1,981,809      1,857,333      4,865,196
                                                              ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gain on investments (note 3) ................      128,142        333,171        248,647
                                                              ------------   ------------   ------------

  Net realized gain on investments .........................      128,142        333,171        248,647
Net change in unrealized appreciation or depreciation of
  investments ..............................................      653,486         51,503       (484,268)
                                                              ------------   ------------   ------------

  Net gain (loss) on investments ...........................      781,628        384,674       (235,621)
                                                              ------------   ------------   ------------

    Net increase in net assets resulting from operations ...  $ 2,763,437    $ 2,242,007    $ 4,629,575
                                                              ------------   ------------   ------------
                                                              ------------   ------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 GOVERNMENT INCOME FUND          INTERMEDIATE BOND FUND
                                                              -----------------------------   -----------------------------
                                                               Six Months                      Six Months
                                                              Ended 3/31/98    Year Ended     Ended 3/31/98    Year Ended
                                                               (Unaudited)       9/30/97       (Unaudited)       9/30/97
                                                              -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income ......................................   $ 1,981,809    $   4,770,030   $  1,857,333    $   5,962,017
Net realized gain (loss) on investments ....................       128,142          697,901        333,171          281,651
Net change in unrealized appreciation or depreciation of
  investments ..............................................       653,486        2,063,487         51,503        2,015,896
                                                              -------------   -------------   -------------   -------------

  Net increase in net assets resulting from operations .....     2,763,437        7,531,418      2,242,007        8,259,564
                                                              -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...............................    (1,982,140)      (4,771,839)    (1,520,427)      (5,402,892)
CLASS Y:
  From net investment income ...............................            --               --       (336,906)        (559,127)
                                                              -------------   -------------   -------------   -------------
  Total distributions ......................................    (1,982,140)      (4,771,839)    (1,857,333)      (5,962,019)
                                                              -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ....................................................    (5,448,319)     (19,319,777)   (14,616,293)     (73,660,708)
CLASS Y ....................................................            --               --     (4,971,240)      13,912,070
                                                              -------------   -------------   -------------   -------------
  Decrease in net assets from capital share transactions ...    (5,448,319)     (19,319,777)   (19,587,533)     (59,748,638)
                                                              -------------   -------------   -------------   -------------
  Total decrease in net assets .............................    (4,667,022)     (16,560,198)   (19,202,859)     (57,451,093)

Net assets at beginning of period ..........................    67,268,377       83,828,575     78,386,745      135,837,838
                                                              -------------   -------------   -------------   -------------

Net assets at end of period ................................   $62,601,355    $  67,268,377   $ 59,183,886    $  78,386,745
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

Distributions in excess of net investment income ...........   ($      331)              --   $   (125,225)   $    (125,225)
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------


                                                                ADJUSTABLE RATE MORTGAGE
                                                                     SECURITIES FUND
                                                              -----------------------------

                                                               Six Months
                                                              Ended 3/31/98    Month Ended
                                                               (Unaudited)       9/30/97
                                                              -------------   -------------
OPERATIONS:
Net investment income ......................................      4,865,196      12,789,553
Net realized gain (loss) on investments ....................        248,647        (392,095)
Net change in unrealized appreciation or depreciation of
  investments ..............................................       (484,268)      3,059,243
                                                              -------------   -------------
  Net increase in net assets resulting from operations .....      4,629,575      15,456,701
                                                              -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...............................     (4,865,196)    (12,789,553)
CLASS Y:
  From net investment income ...............................             --              --
                                                              -------------   -------------
  Total distributions ......................................     (4,865,196)    (12,789,553)
                                                              -------------   -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ....................................................    (26,726,579)    (80,802,728)
CLASS Y ....................................................             --              --
                                                              -------------   -------------
  Decrease in net assets from capital share transactions ...    (26,726,579)    (80,802,728)
                                                              -------------   -------------
  Total decrease in net assets .............................    (26,962,200)    (78,135,580)
Net assets at beginning of period ..........................    184,697,788     262,833,368
                                                              -------------   -------------
Net assets at end of period ................................    157,735,588     184,697,788
                                                              -------------   -------------
                                                              -------------   -------------
Distributions in excess of net investment income ...........             --              --
                                                              -------------   -------------
                                                              -------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Funds Inc. (Piper Funds) and Piper Funds Inc.-II (Piper Funds II) are each registered under the Investment Company Act of 1940 (as amended) as single, open-end management investment companies. Piper Funds currently has 12 series, including Government Income Fund and Intermediate Bond Fund. Each fund is classified as a diversified series. Piper Funds II currently has one series, Adjustable Rate Mortgage Securities Fund, which is classified as a diversified series.

                      On September 1, 1995, four closed-end funds, American Adjustable Rate Term Trust 1996 (BDJ), American Adjustable Rate Term Trust 1997 (CDJ), American Adjustable Rate Term Trust 1998 (DDJ) and American Adjustable Rate Term Trust 1999 (EDJ) merged into Adjustable Rate Mortgage Securities Fund. (DDJ) is considered the surviving entity for financial reporting purposes.

                      The articles of incorporation of Piper Funds and Piper Funds II permit the boards of directors to create additional series in the future.

                      Intermediate Bond Fund commenced offering Class Y shares on February 18, 1997. All shares existing prior to that date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge

                      - Subject to distribution and service fees

                      CLASS Y:
                      - Requires a minimum initial investment of $1 million

                      - No front-end or contingent deferred sales charges

                      - No distribution and service fees

                      The classes of shares of Intermediate Bond Fund have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges. Government Income Fund and Adjustable Rate Mortgage Securities Fund each have a single class of shares, which are shown as Class A in the financial statements.

                      Government Income Fund invests primarily in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

                      Intermediate Bond Fund invests primarily in a broad range of investment-quality debt securities.

                      Adjustable Rate Mortgage Securities Fund invests primarily in adjustable rate mortgage securities.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      valued according to procedures adopted by the funds' board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      FUTURES TRANSACTIONS
                      In order to gain exposure to or protect from changes in the market, Government Income Fund and Adjustable Rate Mortgage Securities Fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The funds segregate, with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' net asset value if the funds make such purchases while remaining substantially fully invested. As of March 31, 1998, Government Income Fund had entered into outstanding when-issued or forward commitments of $9,996,094.

                      In connection with their ability to purchase securities on a when-issued or forward-commitment basis, Government Income Fund and Intermeditate Bond Fund may enter into mortgage dollar rolls in which the funds sell securities purchased on a forward commitment basis and simultaneously contract with a counterparty to repurchase similar (same type, coupon and maturity) but not identical

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      securities on a specified future date. As an inducement to "roll over" their purchase commitments, the funds receive negotiated fees. For the six months ended March 31, 1998, such fees earned amounted to $46,996 for Government Income Fund.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" transactions and the timing of recognition of income on certain collateralized mortgage-backed securities. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the funds.

                      ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses for Intermediate Bond Fund are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income for Government Income Fund and Adjustable Rate Mortgage Securities Fund are declared daily and paid monthly. Distributions to shareholders from net investment income for Intermediate Bond Fund are declared separately for each class daily and paid monthly. Net realized gains distributions for the funds, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than dollar roll transactions and temporary investments in short-term securities, for the six months ended March 31, 1998, were as follows:

                                                                         ADJUSTABLE RATE
                                          GOVERNMENT   INTERMEDIATE    MORTGAGE SECURITIES
                                          INCOME FUND    BOND FUND             FUND
                                          -----------  -------------   --------------------
Purchases ..............................  $11,997,249      2,389,503         16,731,105
Proceeds from sales ....................  $11,472,798     20,631,514         40,981,222

                      Including dollar rolls for Government Income Fund, purchases and sales aggregated $37,070,296 and $36,545,845, respectively.

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions for the funds were as follows:

                                                 SIX MONTHS                 YEAR ENDED
                                               MARCH 31, 1998           SEPTEMBER 30, 1997
                                          -------------------------  -------------------------
                                            SHARES        AMOUNT       SHARES        AMOUNT
                                          -----------  ------------  -----------  ------------
GOVERNMENT INCOME FUND:
  Sales of fund shares .................      490,534  $  4,559,915      686,546  $  6,139,195
  Issued for reinvested
    distributions ......................      143,941     1,334,107      406,146     3,630,952
  Redemptions of fund shares ...........   (1,222,328)  (11,342,341)  (3,247,825)  (29,089,924)
                                          -----------  ------------  -----------  ------------
                                             (587,853) $ (5,448,319)  (2,155,133) $(19,319,777)
                                          -----------  ------------  -----------  ------------
                                          -----------  ------------  -----------  ------------

                                              SIX MONTHS ENDED             YEAR ENDED
                                               MARCH 31, 1998        SEPTEMBER 30, 1997(A)
                                          ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------
INTERMEDIATE BOND FUND:
CLASS A
  Sales of fund shares .................      64,948  $  1,081,089     412,880  $  3,127,050
  Issued for reinvested
    distributions ......................     110,240       267,599     467,515     3,535,885
  Redemptions of fund shares ...........  (2,075,392)  (15,964,981) (8,391,651)  (63,548,352)
  Redemptions in exchange for Class Y
    shares .............................          --            --  (2,201,482)  (16,775,291)
                                          ----------  ------------  ----------  ------------
                                          (1,900,204) $(14,616,293) (9,712,738) $(73,660,708)
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------
CLASS Y
  Sales of fund shares .................      51,871  $    400,720      37,581  $    284,580
  Sales in exchange for Class A
    shares .............................          --            --   2,201,482    16,775,291
  Issued for reinvested
    distributions ......................      18,116       139,533      41,735       316,060
  Redemptions of fund shares ...........    (709,100)   (5,511,493)   (459,438)   (3,463,861)
                                          ----------  ------------  ----------  ------------
                                            (639,113) $ (4,971,240)  1,821,360  $ 13,912,070
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------

                            (A) REPRESENTS PERIOD FROM FEBRUARY 18 (COMMENCEMENT
OF OFFERING OF SHARES) TO SEPTEMBER 30, 1997, FOR CLASS Y.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              SIX MONTHS ENDED             YEAR ENDED
                                               MARCH 31, 1998          SEPTEMBER 30, 1997
                                          ------------------------  -------------------------
                                            SHARES       AMOUNT       SHARES        AMOUNT
                                          ----------  ------------  -----------  ------------
ADJUSTABLE RATE MORTGAGE SECURITIES
FUND:
  Sales of fund shares .................     133,510  $  1,087,362      317,414  $  2,570,801
  Issued for reinvested
    distributions ......................     226,884     1,847,617      626,711     5,084,891
  Redemptions of fund shares ...........  (3,641,897)  (29,661,558) (10,899,377)  (88,458,420)
                                          ----------  ------------  -----------  ------------
                                          (3,281,503) $(26,726,579)  (9,955,252) $(80,802,728)
                                          ----------  ------------  -----------  ------------
                                          ----------  ------------  -----------  ------------

                      Sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for distributing the funds' shares for the six months ended March 31, 1998, were as follows:

                                                            INTERMEDIATE
                                                              BOND FUND        ADJUSTABLE RATE
                                           GOVERNMENT    -------------------       MORTGAGE
                                          INCOME FUND    CLASS A    CLASS Y    SECURITIES FUND
                                          ------------   --------   --------   ----------------
Front-end sales charges ................     $5,546       $1,601       $--           $308
Contingent deferred sales charges ......        928          571        --            385
                                          ------------   --------      ---         ------
                                             $6,474       $2,172       $--           $693
                                          ------------   --------      ---         ------
                                          ------------   --------      ---         ------

(5) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      Piper Funds and Piper Funds II have entered into investment management agreements with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreements require each fund to pay Piper Capital a monthly fee based on average daily net assets. The fees for each fund are as follows: Government Income Fund, an annual rate of 0.50% of the first $250 million in net assets and decreasing percentages thereafter to 0.40% of net assets in excess of $500 million; Intermediate Bond Fund, an annual rate of 0.30% of the first $100 million in net assets, 0.25% of the next $150 million and 0.20% of net assets in excess of $250 million; Adjustable Rate Mortgage Securities Fund, an annual rate of 0.35% on the first $500 million in net assets and 0.30% of net assets in excess of $500 million. For the six months ended March 31, 1998, the effective management fee paid by the funds was 0.50%, 0.30% and 0.35% on an annual basis for Government Income Fund, Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund, respectively.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each fund, which are being voluntarily limited for Government Income Fund and Class A of Intermediate Bond Fund for the year ending September 30, 1998, are stated below as a percent of average daily net assets attributable to such shares.

                                                            INTERMEDIATE
                                                              BOND FUND        ADJUSTABLE RATE
                                           GOVERNMENT    -------------------       MORTGAGE
                                          INCOME FUND    CLASS A    CLASS Y    SECURITIES FUND
                                          ------------   --------   --------   ----------------
Distribution fee .......................       0.25%        0.05%        --             --
Service fee ............................       0.25%        0.25%        --           0.15%
                                             ------      --------   --------        ------
Total distribution and service fees ....       0.50%        0.30%        --           0.15%
                                             ------      --------   --------        ------
                                             ------      --------   --------        ------
Total distribution and service fees
  after voluntary limitation ...........       0.34%        0.22%        --           0.15%
                                             ------      --------   --------        ------
                                             ------      --------   --------        ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $7.50 per active shareholder account and $1.60 per closed account. For the six months ended March 31, 1998, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                                                         ADJUSTABLE RATE
                                           GOVERNMENT    INTERMEDIATE        MORTGAGE
                                          INCOME FUND      BOND FUND     SECURITIES FUND
                                          ------------   -------------   ----------------
Piper Jaffray ..........................     $15,319         $6,336           $20,149
Piper Trust ............................       2,077            562                --
                                          ------------   -------------   ----------------
                                             $17,396         $6,898           $20,149
                                          ------------   -------------   ----------------
                                          ------------   -------------   ----------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

(6) CAPITAL LOSS
    CARRYOVER
 ................................
                      For federal income tax purposes, the following funds had capital loss carryovers at September 30, 1997, which, if not offset by subsequent capital gains, will expire on the funds' fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

       GOVERNMENT
       INCOME FUND                 INTERMEDIATE             ADJUSTABLE RATE MORTGAGE
 -----------------------            BOND FUND                   SECURITIES FUND
   CAPITAL                 ----------------------------   ----------------------------
    LOSS                    CAPITAL LOSS                   CAPITAL LOSS
  CARRYOVER   EXPIRATION      CARRYOVER      EXPIRATION      CARRYOVER      EXPIRATION
 -----------  ----------   ---------------   ----------   ---------------   ----------
 $   842,317     2002      $   180,309,397      2003      $       600,056      1998
  13,367,115     2003           95,748,876      2004            4,923,055      1999
   1,723,511     2004              146,313      2006           38,088,524      2000
 -----------               ---------------
 $15,932,943               $   276,204,586                     99,472,115      2001
 -----------               ---------------
 -----------               ---------------
                                                                  765,529      2002
                                                                1,311,310      2003
                                                                1,340,246      2004
                                                                  454,744      2006
                                                          ---------------
                                                          $   146,955,579
                                                          ---------------
                                                          ---------------

(7) PENDING
    ACQUISITION
 ................................
                      On December 15, 1997, Piper Jaffray Companies Inc., the parent company of the funds' investment advisor, announced that it had entered into an agreement to be acquired by U.S. Bancorp. It is

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      anticipated that this acquisition will be completed in the second quarter of 1998, subject to regulatory approval, the approval of Piper Jaffray Companies shareholders and the satisfaction of customary closing conditions.

                      U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of December 31, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of nearly $71.3 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

                      Effective as of the date of the acquisition, SEI Investments Distribution Company will assume the role of the principal distributor for the funds.

                      Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp will result in the assignment and automatic termination of the funds' investment advisory agreements with Piper Capital Management Incorporated. The 1940 Act requires that any new investment advisory agreements for the funds be approved by the funds' board of directors and shareholders.

(8) SUBSEQUENT EVENT
 ................................
                      FUND CONVERSION
                      In connection with the acquisition of Piper Jaffray Companies Inc. by U.S. Bancorp, the funds' board of directors has recommended that the funds be merged into mutual funds managed by First American Asset Management, a division of U.S. Bank. The proposed fund mergers require shareholder approval and proxy statements requesting shareholder votes will be mailed in May 1998. If approved, the mergers are expected to occur on or about July 31, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(9) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      GOVERNMENT INCOME FUND

                                       Six Months
                                          Ended                      Year Ended September 30,
                                     March 31, 1998     ---------------------------------------------------
                                       (Unaudited)       1997       1996       1995       1994       1993
                                     ---------------    -------    -------    -------    -------    -------
PER-SHARE DATA
Net asset value, beginning of
  period ..........................       $ 9.16        $  8.83    $  8.99    $  8.42    $ 10.01    $  9.86
                                         -------        -------    -------    -------    -------    -------
Operations:
  Net investment income ...........         0.28           0.57       0.60       0.60       0.69       0.80
  Net realized and unrealized gains
    (losses) on investments .......         0.11           0.33      (0.16)      0.60      (1.58)      0.15
                                         -------        -------    -------    -------    -------    -------
    Total from operations .........         0.39           0.90       0.44       1.20      (0.89)      0.95
                                         -------        -------    -------    -------    -------    -------
Distributions to shareholders:
  From net investment income ......        (0.28)         (0.57)     (0.60)     (0.63)     (0.68)     (0.80)
  From net realized gains .........           --             --         --         --      (0.02)        --
                                         -------        -------    -------    -------    -------    -------
    Total distributions to
      shareholders ................        (0.28)         (0.57)     (0.60)     (0.63)     (0.70)     (0.80)
                                         -------        -------    -------    -------    -------    -------
    Net asset value, end of
  period ..........................       $ 9.27        $  9.16    $  8.83    $  8.99    $  8.42    $ 10.01
                                         -------        -------    -------    -------    -------    -------
                                         -------        -------    -------    -------    -------    -------
SELECTED INFORMATION
Total return (a) ..................         4.31%         10.49%      4.99%     14.87%     (9.26)%    10.06%
Net assets at end of period (in
  millions) .......................       $   63        $    67    $    84    $   106    $   126    $   160
Ratio of expenses to average daily
  net assets ......................         1.18%(b)       1.19%      1.09%      1.11%      1.05%      1.09%
Ratio of net investment income to
  average daily net assets ........         6.08%(b)       6.32%      6.66%      7.02%      7.43%      8.10%
Portfolio turnover rate (excluding
  short-term securities and dollar
  roll transactions) ..............           16%            21%        32%        87%       121%       191%
Ratios before waivers by the
  distributor:
  Ratio of expenses to average
    daily net assets before
    waivers .......................         1.35%(b)       1.35%      1.28%      1.29%      1.24%      1.27%
  Ratio of net investment income to
    average daily net assets before
    waivers .......................         5.91%(b)       6.16%      6.47%      6.84%      7.24%      7.92%

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b)  ANNUALIZED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(9) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      INTERMEDIATE BOND FUND

                                                                     CLASS A
                                     -----------------------------------------------------------------------
                                     Six Months Ended                 Year Ended September 30,
                                      March 31, 1998     ---------------------------------------------------
                                       (Unaudited)        1997       1996       1995       1994       1993
                                     ----------------    -------    -------    -------    -------    -------
PER-SHARE DATA
Net asset value, beginning of
  period ..........................       $  7.67        $  7.50    $  8.12    $  7.98    $ 12.22    $ 11.51
                                          -------        -------    -------    -------    -------    -------
Operations:
  Net investment income ...........          0.21           0.44       0.53(c)    0.88       0.90       1.29
  Net realized and unrealized gains
    (losses) on investments .......          0.04           0.17      (0.11)      0.31      (3.96)      0.56
                                          -------        -------    -------    -------    -------    -------
    Total from operations .........          0.25           0.61       0.42       1.19      (3.06)      1.85
                                          -------        -------    -------    -------    -------    -------
Distributions to shareholders:
  From net investment income ......         (0.21)         (0.44)     (1.04)     (1.05)     (0.95)     (0.90)
  From net realized gains .........            --             --         --         --      (0.23)     (0.24)
                                          -------        -------    -------    -------    -------    -------
    Total distributions to
      shareholders ................         (0.21)         (0.44)     (1.04)     (1.05)     (1.18)     (1.14)
                                          -------        -------    -------    -------    -------    -------
    Net asset value, end of
      period ......................       $  7.71        $  7.67    $  7.50    $  8.12    $  7.98    $ 12.22
                                          -------        -------    -------    -------    -------    -------
                                          -------        -------    -------    -------    -------    -------
SELECTED INFORMATION
Total return (a) ..................          3.27%          8.29%      5.68%     16.15%    (26.65)%    17.04%
Net assets at end of period (in
  millions) .......................       $    50        $    64    $   136    $   319    $   564    $   792
Ratio of expenses to average daily
  net assets (b) ..................          0.88%(e)       0.85%      0.72%      0.97%      0.78%      0.70%
Ratio of net investment income to
  average daily net assets ........          5.45%(e)       5.83%      6.65%      8.02%      9.33%     12.51%
Portfolio turnover rate (excluding
  short-term securities) ..........             4%            86%        89%       136%       169%       109%
Ratios before waivers by the
  distributor:
  Ratio of expenses to average
    daily net assets before waivers
    (b) ...........................          0.96%(e)       0.93%      0.82%      1.07%      0.85%      0.77%
  Ratio of net investment income to
    average daily net assets before
    waivers .......................          5.37%(e)       5.75%      6.55%      7.92%      9.26%     12.44%

                                                           CLASS Y
                                          ------------------------------------------
                                          Six Months Ended
                                           March 31, 1998          Period Ended
                                             (Unaudited)      September 30, 1997(d)
                                          -----------------   ----------------------
PER-SHARE DATA
Net asset value, beginning of period ...        $ 7.68                 $7.62
                                               -------                ------
Operations:
  Net investment income ................          0.22                  0.28
  Net realized and unrealized gains on
    investments ........................          0.04                  0.06
                                               -------                ------
    Total from operations ..............          0.26                  0.34
                                               -------                ------
Distributions to shareholders:
  From net investment income ...........         (0.22)                (0.28)
                                               -------                ------
    Net asset value, end of period .....        $ 7.72                 $7.68
                                               -------                ------
                                               -------                ------
SELECTED INFORMATION
Total return (a) .......................          3.38%                 4.58%
Net assets at end of period (in
  millions) ............................        $    9                 $  14
Ratio of expenses to average daily net
  assets ...............................          0.64%(e)              0.57%(e)
Ratio of net investment income to
  average daily net assets .............          5.70%(e)              6.06%(e)
Portfolio turnover rate (excluding
  short-term securities) ...............             4%                   86%

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b) INCLUDES FEDERAL EXCISE TAXES OF 0.08%, 0.37%, 0.23% AND 0.09% FOR FISCAL 1996, 1995, 1994 AND 1993, RESPECTIVELY.
(c)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(d)  COMMENCEMENT OF OFFERING OF CLASS Y SHARES WAS FEBRUARY 18, 1997.
(e)  ANNUALIZED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(9) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                                                           Year        Month
                                        Six Months         Ended       Ended
                                          Ended           September   September              Year Ended August 31,
                                      March 31, 1998      30,         30,         -------------------------------------------
                                       (Unaudited)         1997        1996        1996        1995        1994        1993
                                     ----------------     -------     -------     -------     -------     -------     -------
PER-SHARE DATA (A)
Net asset value, beginning of
  period ..........................       $  8.15         $ 8.06      $ 8.03      $  7.99     $  8.10     $  8.88     $  8.95
                                          -------         -------     -------     -------     -------     -------     -------
Operations:
  Net investment income ...........          0.23           0.47        0.04         0.49        0.47        0.55        0.63
  Net realized and unrealized gains
    (losses) on investments .......         (0.01)          0.09        0.03         0.01       (0.05)      (0.82)      (0.09)
                                          -------         -------     -------     -------     -------     -------     -------
    Total from operations .........          0.22           0.56        0.07         0.50        0.42       (0.27)       0.54
                                          -------         -------     -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ......         (0.23)         (0.47)      (0.04)       (0.46)      (0.53)      (0.51)      (0.61)
                                          -------         -------     -------     -------     -------     -------     -------
    Net asset value, end of
  period ..........................       $  8.14         $ 8.15      $ 8.06      $  8.03     $  7.99     $  8.10     $  8.88
                                          -------         -------     -------     -------     -------     -------     -------
                                          -------         -------     -------     -------     -------     -------     -------
SELECTED INFORMATION(A)
Total return (b) ..................          2.75%          7.16%       0.85%        6.40%       5.43%      (3.18)%      6.24%
Net assets at end of period (in
  millions) .......................       $   158         $  185      $  263      $   270     $   409     $   500     $   551
Ratio of expenses to average daily
  net assets ......................          0.80%(d)       0.81%       0.82%(d)     0.60%       0.63%       0.60%       0.58%
Ratio of net investment income to
  average daily net assets ........          5.71%(d)       5.84%       5.28%(d)     5.74%       5.62%       6.39%       7.25%
Portfolio turnover rate (excluding
  short-term securities) ..........            10%            25%          2%          51%         36%         39%         39%
Amount of borrowings outstanding at
  end of period (in
  millions)(c) ....................            --             --          --           --          --     $   145     $   145
Average amount of borrowings
  outstanding during the period (in
  millions) (c) ...................            --             --          --           --     $    57     $   145     $   149
Average number of shares
  outstanding during the period (in
  millions) (c) ...................            --             --          --           --          53          62          62
Average per-share amount of
  borrowings outstanding during the
  period (c) ......................            --             --          --           --     $  1.09     $  2.34     $  2.41
Ratios before waivers by the
  adviser:
  Ratio of expenses to average
    daily net assets before
    waivers .......................          0.80%(d)       0.81%       0.76%(d)     0.60%       0.63%       0.60%       0.58%
  Ratio of net investment income to
    average daily net assets before
    waivers .......................          5.71%(d)       5.84%       5.58%(d)     5.74%       5.62%       6.39%       7.25%

(a) ON SEPTEMBER 1, 1995 FOUR CLOSED-END FUNDS, AMERICAN ADJUSTABLE RATE TERM TRUST 1996, AMERICAN ADJUSTABLE RATE TERM TRUST 1997, AMERICAN ADJUSTABLE RATE TERM TRUST 1998 (DDJ) AND AMERICAN ADJUSTABLE RATE TERM TRUST 1999 WERE COMBINED TO CREATE THE FUND. DDJ IS CONSIDERED THE SURVIVING ENTITY FOR FINANCIAL REPORTING PURPOSES. THE FINANCIAL HIGHLIGHTS PRESENTED FOR THE PERIODS PRIOR TO SEPTEMBER 1, 1995 ARE THOSE OF DDJ. THE PER-SHARE INFORMATION FOR SUCH PERIODS HAS BEEN RESTATED TO REFLECT THE IMPACT OF ADDITIONAL SHARES CREATED RESULTING FROM THE DIFFERENCE IN THE NET ASSET VALUE PER SHARE OF DDJ AT THE TIME OF THE MERGER ($8.71) AND THE INITIAL NET ASSET VALUE PER SHARE OF THE FUND ($8.00).
(b) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(c) DDJ WAS A CLOSED-END MANAGEMENT INVESTMENT COMPANY AND WAS PERMITTED TO ENTER INTO BORROWINGS FOR OTHER THAN TEMPORARY OR EMERGENCY PURPOSES. ADJUSTABLE RATE MORTGAGE SECURITIES FUND MAY BORROW ONLY FOR TEMPORARY OR EMERGENCY PURPOSES.
(d)  ANNUALIZED.

--------------------------------------------------------------------------------

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND                                            March 31, 1998
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (114.7%):
  U.S. AGENCY DEBENTURES (4.9%):
      5.80%, FNMA, 12/10/03 .............................  $ 2,000,000      $  1,993,760
      6.63%, FNMA, 3/21/06 ..............................    1,000,000         1,040,800
                                                                            ------------
                                                                               3,034,560
                                                                            ------------

  U.S. AGENCY MORTGAGE-BACKED SECURITIES (98.9%):
    FIXED RATE (81.3%):
      7.50%, FHLMC, 11/1/09 .............................    1,059,656         1,091,117
      7.50%, FHLMC, 10/1/09 .............................    1,859,542         1,914,752
      7.50%, FHLMC, 12/1/09 .............................    2,453,938         2,526,795
      7.00%, FHLMC, 11/1/25 .............................    2,600,822         2,641,447
      11.00%, FNMA, 10/1/20 .............................    1,114,708         1,262,752
      7.00%, FNMA, 12/1/07 ..............................    5,020,394         5,128,633
      6.50%, FNMA, 8/1/23 ...............................    6,788,068         6,764,717
      6.00%, FNMA, 10/1/23 ..............................      712,111           692,749
      9.00%, FNMA, 7/1/24 ...............................      595,585           633,929
      10.00%, FNMA, 10/1/17 .............................      601,047           664,344
      6.50%, FNMA, 9/1/25 ...............................    4,466,280         4,441,180
      7.00%, FNMA, 3/12/28 ..............................    5,000,000(b)      5,050,000
      6.00%, FNMA, 2/18/13 ..............................    5,000,000(b)      4,921,850
      6.25%, FNMA Series 1998-M1, Class A2, 1/25/08 .....    2,000,000         1,992,813
      10.00%, FNMA, Series 1989-15, Class D, 9/25/18 ....       43,060            43,291
      6.50%, FNMA, Series 1996-23, Class G, 7/25/26 .....    4,250,000         4,052,290
      7.00%, GNMA, 3/15/09 ..............................    1,199,082         1,225,318
      9.00%, GNMA, 10/15/24 .............................      490,050           526,651
      7.00%, GNMA, 3/15/09 ..............................    1,713,897         1,751,397
      10.00%, GNMA, 1/15/10 .............................      978,417         1,083,900
      9.00%, GNMA, 8/15/25 ..............................    2,311,481         2,482,670
                                                                            ------------
                                                                              50,892,595
                                                                            ------------

    INVERSE INTEREST-ONLY (C) (0.8%):
      10.46%, FHLMC G, Series 12, Class AB, LIBOR,
        12/25/08 ........................................    7,654,421           529,686
                                                                            ------------

    Z-BOND (C) (16.8%):
      8.29%, FHLMC, Series 1339, Class PZ, 7/15/22 ......    4,022,228         4,392,113
      7.59%, FHLMC, Series 1677, Class Z, 7/15/23 .......    4,071,084         4,273,294
      8.04%, FHLMC, Series 1694, Class Z, 3/15/24 .......    1,016,080           931,949
      7.58%, FNMA, Series 1993-160, Class ZA, 9/25/23 ...      961,198           904,055
                                                                            ------------
                                                                              10,501,411
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

  U.S. GOVERNMENT SECURITIES (10.9%):
      7.25%, U.S. Treasury Bond, 5/15/16 ................  $ 2,000,000      $  2,273,980
      8.13%, U.S. Treasury Bond, 8/15/19 ................    1,000,000         1,249,620
      7.25%, U.S. Treasury Note, 5/15/04 ................    1,000,000         1,079,450
      6.25%, U.S. Treasury Note, 5/31/00 ................    1,000,000         1,013,220
      5.88%, U.S. Treasury Note, 6/30/00 ................    1,200,000         1,207,008
                                                                            ------------
                                                                               6,823,278
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $68,365,831)  ..........................                     71,781,530
                                                                            ------------

SHORT-TERM SECURITIES (1.0%):
      Repurchase agreement with Goldman Sachs, acquired
        on 3/31/98, interest of $109, 6.00%, 4/1/98
        (cost: $655,000) ................................      655,000(d)        655,000
                                                                            ------------

        Total Investments in Securities
          (cost: $69,020,831) (d)  ......................                   $ 72,436,530
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON MARCH 31, 1998, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $9,996,094.
(c)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         INVERSE INTEREST-ONLY - REPRESENTS SECURITIES THAT ENTITLE HOLDERS TO
           RECEIVE ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. INTEREST IS PAID AT A RATE THAT INCREASES (DECREASES) WITH A DECREASE (INCREASE) IN THE SPECIFIED INDEX. THE YIELD TO MATURITY OF AN INVERSE INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED UPON THE CURRENT COST BASIS AND ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS.
         Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
           THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD BASED UPON THE COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
(d) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(e) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  3,620,134
      GROSS UNREALIZED DEPRECIATION ......      (204,435)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  3,415,699
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

INTERMEDIATE BOND FUND                                            March 31, 1998
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (54.2%):
  U.S. AGENCY DEBENTURES (7.1%):
      7.40%, FNMA, 7/1/04 ...............................  $ 2,000,000      $  2,154,540
      6.18%, FNMA, 3/15/01 ..............................    1,000,000         1,011,280
      6.16%, FNMA, 4/3/01 ...............................    1,000,000         1,010,920
                                                                            ------------
                                                                               4,176,740
                                                                            ------------

  U.S. AGENCY MORTGAGE-BACKED SECURITIES (30.5%):
    FIXED RATE (30.5%):
      7.00%, FHLMC, 9/1/10 ..............................    1,940,145         1,975,300
      10.00%, FNMA, 11/1/18 .............................    1,967,540         2,162,445
      6.00%, FNMA, 8/1/08 ...............................    1,460,326         1,447,096
      7.00%, FNMA, 11/1/10 ..............................    1,943,318         1,977,928
      9.00%, FNMA, 12/1/20 ..............................    1,770,608         1,886,582
      9.50%, FNMA, 6/1/21 ...............................    1,742,157         1,882,610
      9.00%, GNMA, 5/20/25 ..............................    1,475,332         1,571,685
      8.50%, GNMA, 7/20/25 ..............................    2,184,552         2,293,103
      9.00%, GNMA, 8/15/21 ..............................    2,635,252         2,843,595
                                                                            ------------
                                                                              18,040,344
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (16.6%):
      7.25%, U.S. Treasury Note, 8/15/04 ................    2,000,000         2,163,340
      6.75%, U.S. Treasury Note, 4/30/00 ................    2,000,000         2,044,860
      5.50%, U.S. Treasury Note, 12/31/00 .                  1,500,000         1,495,080
      8.00%, U.S. Treasury Note, 8/15/99 ................    2,000,000         2,064,440
      7.88%, U.S. Treasury Note, 11/15/99 .                  2,000,000         2,071,140
                                                                            ------------
                                                                               9,838,860
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $31,606,340)  ..........................                     32,055,944
                                                                            ------------

CORPORATE BONDS (37.0%):
  CAPITAL GOODS AND SERVICES (1.7%):
      Boeing Co., 6.35%, 6/15/03 ........................    1,000,000         1,014,310
                                                                            ------------

  COMMERCIAL SERVICES (3.4%):
      Hertz Corp, 6.30%, 11/15/06 .......................    2,000,000         2,015,980
                                                                            ------------

  CONSUMER NON-DURABLES (3.5%):
      Coca-Cola Enterprises, 6.70%, 10/15/36 ............    2,000,000         2,080,060
                                                                            ------------

  FINANCIAL SERVICES (20.4%):
      American Express Credit, 6.50%, 8/1/00 ............    1,000,000         1,011,410
      First Chicago, 7.63%, 1/15/03 .....................    1,000,000         1,057,160
      Ford Motor Credit Co., 7.00%, 9/25/01                  2,000,000         2,057,480
      Lehman Brothers Inc., 7.50%, 8/1/26 .                  2,000,000         2,142,580

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Nordstrom Credit Inc., 6.70%, 7/1/05 .               $ 1,000,000      $  1,013,810
      General Motors Acceptance Corp., 8.50%, 1/1/03 ....    1,500,000         1,638,945
      Morgan Stanley Group Inc., 8.10%, 6/24/02 .........    1,000,000         1,069,830
      Salomon Smith Barney Holdings, 7.00%, 3/15/04 .....    2,000,000         2,060,080
                                                                            ------------
                                                                              12,051,295
                                                                            ------------

  UTILITIES (8.0%):
      Hydro-Quebec, 9.40%, 2/1/21 .......................    2,300,000         2,999,499
      Korea Electric Power ADS, 6.38%, 12/1/03 ..........    2,000,000         1,727,360
                                                                            ------------
                                                                               4,726,859
                                                                            ------------

        Total Corporate Bonds
          (cost: $21,223,835)  ..........................                     21,888,504
                                                                            ------------

ASSET-BACKED SECURITIES (7.4%):
      Citibank Credit Card Master Trust I, Series 1997-7,
        Class A, 6.35%, 8/15/02 .........................    2,000,000         2,017,140
      Daimler-Benz Vehicle Trust, 1996-A, Class A, 5.85%,
        7/20/03 .........................................      892,962           893,882
      Norwest Automobile Trust, 1996-A, Class A3, 5.90%,
        3/15/00 .........................................    1,500,000         1,502,220
                                                                            ------------

        Total Asset-Backed Securities
          (cost: $4,390,656)  ...........................                      4,413,242
                                                                            ------------

SHORT-TERM SECURITIES (0.6%):
      Repurchase agreement with Goldman Sachs, acquired
        on 3/31/98, interest of $56, 6.00%, 4/1/98
        (cost: $336,000) ................................      336,000(b)        336,000
                                                                            ------------

        Total Investments in Securities
          (cost: $57,556,831) (c)  ......................                   $ 58,693,690
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(c) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,317,288
      GROSS UNREALIZED DEPRECIATION ......      (180,429)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  1,136,859
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE SECURITIES FUND                           March 31, 1998
 ........................................................................................

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (88.3%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (87.6%):
    ADJUSTABLE RATE (B) (68.5%):
      7.25%, FHLMC, 11/1/16 .............................  $ 5,968,081      $   6,142,349
      7.25%, FHLMC, 1/1/17 ..............................      672,827            692,151
      7.65%, FHLMC, 6/1/18 ..............................    1,164,295          1,206,908
      6.26%, FHLMC, 12/1/26 .............................    4,564,865          4,578,651
      6.53%, FHLMC, 2/1/27 ..............................    4,702,944          4,704,213
      7.52%, FHLMC, 8/1/20 ..............................    6,175,648          6,407,297
      5.59%, FMNA, Series 1992-196, Class FA, COFI,
        11/25/07 ........................................    2,331,612          2,240,376
      7.15%, FNMA, 11/1/17 ..............................    6,272,385          6,384,034
      7.55%, FNMA, 1/1/20 ...............................    1,296,776          1,350,813
      7.63%, FNMA, 2/1/22 ...............................    1,072,286          1,111,896
      6.98%, FNMA, 3/1/28 ...............................    5,063,319          5,145,598
      7.30%, FNMA, 10/1/25 ..............................    5,631,122          5,733,834
      5.89%, FNMA Series 1993-65, Class FC, COFI,
        6/25/12 .........................................    5,500,000          5,410,955
      6.09%, FNMA Series 1994-30, Class F, COFI,
        6/25/23 .........................................    5,818,344          5,793,092
      5.99%, FNMA Series 1994-33, Class FD, COFI,
        3/25/09 .........................................    2,000,000          1,961,920
      6.09%, FNMA, Series 1994-12, Class FB, COFI,
        1/25/09 .........................................    4,635,174          4,632,671
      7.00%, GNMA, 7/20/22 ..............................    5,220,371          5,356,570
      7.38%, GNMA, 5/20/23 ..............................    6,605,420          6,779,737
      7.00%, GNMA, 9/20/23 ..............................    5,304,943          5,435,179
      7.38%, GNMA, 6/20/24 ..............................    6,031,960          6,184,810
      7.00%, GNMA, 9/20/25 ..............................    6,596,162          6,756,976
      7.00%, GNMA, 8/20/21 ..............................    4,762,276          4,887,381
      7.00%, GNMA, 10/20/21 .............................    4,583,700          4,705,305
      7.00%, GNMA II, 11/20/25 ..........................    1,008,684          1,033,548
      6.00%, GNMA II, 8/20/27 ...........................    3,401,434          3,454,801
                                                                            -------------
                                                                              108,091,065
                                                                            -------------

    FIXED RATE (19.1%):
      5.50%, FHLMC, 4/1/03 ..............................    1,926,202          1,898,504
      5.50%, FHLMC, 4/1/03 ..............................    1,504,161          1,482,531
      5.50%, FHLMC, 4/1/03 ..............................    1,938,623          1,910,746
      5.50%, FHLMC, 4/1/03 ..............................    1,070,457          1,055,064
      5.50%, FHLMC, 4/1/03 ..............................    1,731,531          1,706,632
      6.00%, FHLMC, 6/1/04 ..............................    4,719,636          4,693,111
      6.00%, FHLMC, 6/1/03 ..............................    4,479,184          4,454,011
      6.50%, FNMA, 3/1/03 ...............................    7,934,055          7,968,806
      9.00%, GNMA, 5/15/16 ..............................      789,615            850,068
      10.00%, GNMA, 2/15/25 .............................    1,689,828          1,871,484
      9.00%, GNMA, 4/15/21 ..............................    2,140,550          2,320,485
                                                                            -------------
                                                                               30,211,442
                                                                            -------------

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------

  U.S. GOVERNMENT SECURITIES (0.7%):
      7.75%, U.S. Treasury Note, 1/31/00 .                 $ 1,000,000      $   1,037,490
                                                                            -------------

        Total U.S. Government and Agency Securities
          (cost: $138,002,798)  .........................                     139,339,997
                                                                            -------------

PRIVATE MORTGAGE-BACKED SECURITIES (9.4%):
  FLOATING RATE (B) (9.4%):
      7.48%, Capstead Mortgage Securities Corporation,
        Series 1993-2H, Class A1, Treasury, 9/25/23 .....    7,059,821          7,183,898
      7.93%, Resolution Trust Corporation, Series 1991-8,
        Class A1, Treasury, 12/25/20 ....................    7,559,077          7,626,400
                                                                            -------------

        Total Private Mortgage-Backed Securities
          (cost: $14,903,106)  ..........................                      14,810,298
                                                                            -------------

SHORT-TERM SECURITIES (2.0%):
      Repurchase agreement with Goldman Sachs,acquired on
        3/31/98, interest of $515, 6.00%, 4/1/98
        (cost: $3,091,000) ..............................    3,091,000(c)       3,091,000
                                                                            -------------

        Total Investments in Securities
          (cost: $155,996,904) (d)  .....................                   $ 157,241,295
                                                                            -------------
                                                                            -------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         COFI (11TH DISTRICT) - COST OF FUNDS INDEX OF THE FEDERAL RESERVE'S
           11TH DISTRICT
         ADJUSTABLE OR FLOATING RATE - REPRESENTS SECURITIES THAT PAY INTEREST
           AT RATES THAT INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON MARCH 31, 1998.
(c) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(d) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,486,325
      GROSS UNREALIZED DEPRECIATION ......      (241,934)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  1,244,391
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

NATIONAL TAX-EXEMPT FUND
--------------------------------------------------------------------------------

[PHOTO]
RONALD REUSS, ISFA
shares responsibility for the management of National Tax-Exempt Fund.
He has 29 years of financial experience.
--------------------------------------------------------------------------------

May 17, 1998
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

NATIONAL TAX-EXEMPT FUND PROVIDED A TOTAL RETURN OF 3.66%* FOR THE SIX-MONTHS ENDED MARCH 31, 1998, WHICH REFLECTS REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE. This compared to a 3.89% total return for the fund's benchmark, the Lehman Brothers Municipal Bond Index,** and a 3.73% return for the Lipper General Municipal Bond Funds Average.+

FIXED INCOME INVESTMENTS BENEFITED FROM THE IMPACT OF THE ASIAN RECESSION. Between mid-October and early-January, long-term Treasury bond yields declined by about 0.75% as global investors sought refuge in U.S. government securities amid the economic turmoil in Asia. Domestic investors also bought longer-term bonds, confident that reduced demand for U.S. goods abroad and the impact of the strong dollar at home would continue to keep inflation under control. Reduced borrowing requirements from the federal government also contributed to a bullish environment for fixed income securities.

TAX-EXEMPT BONDS GAINED FROM THE GLOBAL 'FLIGHT TO QUALITY.' While municipal issues did not benefit directly from the foreign demand for government bonds that accompanied the drop in Treasury yields, all fixed income securities compete for funds on an after-tax basis among domestic investors. Consequently, yields on long-term municipal bonds also drifted lower in concert with Treasury issues over the first three months of the reporting period.



--------------------------------------------------------------------------------

PERFORMANCE THROUGH MARCH 31, 1998*
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED SINCE INCEPTION

[GRAPH]


          National Tax-Exempt
          Fund, reflects the       Lehman Brothers          Lipper General
          fund's 2% maximum        Municipal Bond           Municipal Bond
          sales charge++           Index**                  Funds Average+

                9800                  10000                        10000
                9800                  10000                        10000
                9829                  10009                      10036.1
                9947                  10190                      10225.8
               10129                  10370                      10439.4
               10076                  10274                      10343.5
               10115                  10379                      10502.3
               10194                  10594                      10661.8
               10172                  10473                      10575.3
               10181                  10448                      10569.7
               10416                  10695                      10828.7
               10611                  10918                      11034.4
               10723                  11066                      11179.5
               10814                  11217                      11293.8
               10684                  11107                      11174.1
               10625                  11074                      11137.5
               10772                  11209                      11271.3
               10929                  11405                      11451.5
               11001                  11498                      11528.5
               10902                  11444                      11400.2
               11041                  11546                      11514.5
               11049                  11550                      11512.2
               10891                  11467                      11360.5
               11164                  11717                      11658.8
               11294                  11820                      11771.6
               11480                  11993                        11967
               11207                  11819                      11706.4
               11278                  11827                      11726.3
               11427                  12041                      11896.5
               11721                  12283                      12185.1
               11798                  12337                        12239
               11933                  12502                      12390.4
               12000                  12611                      12463.8
               12038                  12616                      12488.8
               12214                  12784                      12671.5
               12341                  12897                      12785.3
               12287                  12884                        12747
               12463                  13042                      12934.5
               12627                  13214                        13100
               12778                  13386                      13267.6
               12883                  13506                      13387.8
               12900                  13544                      13405.1
               13217                  13835                      13719.2
               13210                  13867                      13713.2
               13227                  13871                      13732.4
               13227                  13877                      13740.3
               13309                  14000                      13869.7
               13529                  14165                      14066.1
               13799                  14403                      14322.7
               14365                  14835                      14836.2
               14087                  14690                      14598.9
               14143                  14785                      14653.2
               13798                  14641                      14394.9
               14192                  14903                        14759
               14351                  15055                      14943.9
               14563                  15229                      15113.8
               15290                  15781                      15705.2
               15075                  15613                      15532.2
               15222                  15771                      15699.6
               15324                  15859                      15785.1
               15614                  16124                      16057.8
               15615                  16145                      16055.7
               16026                  16481                        16414
               16230                  16669                      16609.7
               16228                  16701                        16646
               16013                  16554                      16474.6
               16440                  16903                      16809.3
               16623                  17096                      16992.6
               16085                  16653                      16557.8
               15182                  15975                      15837.2
               15249                  16111                        15888
               15390                  16251                      16029.6
               15239                  16152                      15926.9
               15588                  16447                      16213.1
               15615                  16505                      16258.4
               15300                  16262                      15993.4
               14969                  15973                        15688
               14560                  15684                      15353.7
               15049                  16029                      15737.1
               15605                  16487                      16207.9
               16149                  16967                      16693.8
               16251                  17162                      16845.9
               16214                  17183                        16855
               16749                  17731                        17379
               16539                  17577                      17190.8
               16642                  17744                        17300
               16823                  17969                      17487.9
               16877                  18082                      17593.3
               17184                  18344                        17871
               17608                  18649                      18219.8
               17839                  18828                      18428.6
               17912                  18971                        18518
               17735                  18842                      18376.8
               17464                  18601                      18090.5
               17342                  18549                      18005.8
               17353                  18539                      18020.8
               17528                  18741                      18192.8
               17753                  18912                      18353.1
               17715                  18908                      18346.9
               17961                  19173                      18618.2
               18187                  19390                      18819.9
               18499                  19744                      19152.7
               18455                  19662                      19074.6
               18479                  19699                        19075
               18605                  19880                      19244.7
               18375                  19616                      18997.3
               18572                  19780                      19158.9
               18821                  20077                        19436
               19019                  20292                      19661.7
               19599                  20854                      20254.8
               19383                  20658                      20023.1
               19593                  20904                      20272.3
               19663                  21038                      20405.1
               19778                  21162                      20524.8
               20124                  21471                      20855.4
               20293                  21692                      21056.1
               20303                  21698                      21048.2
               20311                  21718                        21059

** An unmanaged index that includes no expenses or transaction charges, measuring performance for the investment-grade municipal bond market.

+ The average total return of similar funds, not including sales charges, as characterized by Lipper Analytical Services.


AVERAGE ANNUALIZED TOTAL RETURNS
Includes 2% maximum sales charge++


One Year                                                               8.32%
--------------------------------------------------------------------------------
Five Year                                                              5.71%
--------------------------------------------------------------------------------
Since Inception (7/11/88)                                              7.56%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, returns would have been lower.

All fund and benchmark returns include reinvested distributions.

++ Effective February 18, 1997, the fund's maximum sales charge was changed from 4% to 2%.


--------------------------------------------------------------------------------

                       93  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

[PHOTO]
DOUGLAS WHITE, CFA
shares responsibility for the management of National Tax-Exempt Fund.
He has 15 years of financial experience.
--------------------------------------------------------------------------------


YIELDS ACROSS THE FIXED INCOME SPECTRUM REBOUNDED BEGINNING IN MID-JANUARY. Investors had expected fallout from the Asian recessions to begin slowing the U.S. economy by the end of the first quarter. When little evidence appeared of an imminent deceleration in the rate of domestic economic growth, bond yields began climbing, retracing about one-third of the previous decline. Overall, the yield on the Bond Buyer 20-Bond Index (a municipal benchmark comprised of AA-rated general obligation bonds) dropped by 0.15% over the six-month reporting period.

DESPITE THE STRONG ECONOMY, INFLATION REMAINED BENIGN. At the consumer level, prices rose just 1.4% during the 12 months through March, while the producer price index actually fell during the same period. Significant gains in productivity, falling energy prices, and the strong U.S. dollar helped to keep inflation in check despite a robust economy and an increasingly tight labor market. Faced with little evidence of inflation and concerned about exacerbating the difficulties in Asia, Federal Reserve policy makers kept short-term interest rates steady during the reporting period.

THE FUND MAINTAINED ITS POLICY OF EMPHASIZING CREDIT QUALITY. In recent years, yield differentials between similar-maturity bonds of differing credit quality have narrowed significantly. At current levels, we believe that the marginal improvement in yields offered by lower-rated debt does not provide adequate compensation to take on the incremental credit risk. Accordingly, 67% of the fund's assets are invested in bonds rated AA or higher or short-term rating equivalent. While 21% of the fund's portfolio remains in non-rated paper, these bonds were acquired at a time when quality spreads were significantly wider, thus cushioning the potential impact of any additional credit risk.


--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998

[CHART]


Hospital Revenue                                                         15%
--------------------------------------------------------------------------------
Industrial Development Revenue                                            2%
--------------------------------------------------------------------------------
Electric Revenue                                                         12%
--------------------------------------------------------------------------------
Leasing Revenue                                                           5%
--------------------------------------------------------------------------------
Multiple Utility Revenue                                                  3%
--------------------------------------------------------------------------------
General Obligations                                                      13%
--------------------------------------------------------------------------------
Miscellaneous Revenue                                                     3%
--------------------------------------------------------------------------------
Nursing Home Revenue                                                     14%
--------------------------------------------------------------------------------
Water/Sewer/Pollution Control Revenue                                     9%
--------------------------------------------------------------------------------
Special Tax Revenue                                                       4%
--------------------------------------------------------------------------------
Education Revenue                                                         1%
--------------------------------------------------------------------------------
Housing Revenue                                                          17%
--------------------------------------------------------------------------------
Other Assets                                                              2%
--------------------------------------------------------------------------------

Municipal derivative securities (inverse floating rate securities) account for 7% of the fund's total assets.


PORTFOLIO COMPOSITION BY RATING
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998

AAA                                                                      57%
--------------------------------------------------------------------------------
AA                                                                        7%
--------------------------------------------------------------------------------
A                                                                         8%
--------------------------------------------------------------------------------
Baa and Below                                                             2%
--------------------------------------------------------------------------------
Non-Rated                                                                21%
--------------------------------------------------------------------------------
Short-Term                                                                3%
--------------------------------------------------------------------------------
Other Assets                                                              2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                       94  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------


MUNICIPAL BOND YIELDS ARE ATTRACTIVE RELATIVE TO THOSE AVAILABLE ON TAXABLE ISSUES. Bolstered by strong economic growth and bulging tax coffers of municipal issuers, credit upgrades by the rating agencies have continued to substantially outpace downgrades. As interest rates dropped during the fourth quarter of last year, municipalities rushed to finance new projects and refund higher-yielding issues. The sharp increase in supply caused a mild underperformance by municipal bonds relative to Treasuries, especially during the last three months of 1997. As a result of that underperformance, however, long-term AAA-rated tax-exempt yields have risen to roughly 87% of comparable-maturity Treasury issues, an attractive differential by historical standards. At current levels, municipal bond yields provide a significant after-tax premium for individuals in the 28% federal income tax bracket and above.

Thank you for your investment in NationalTax-Exempt Fund. We appreciate the opportunity to help you achieve your investment goals.

Sincerely,


/s/ Ronald Reuss                        /s/ Douglas White

Ronald Reuss                            Douglas White
Portfolio Manager                       Portfolio Manager



--------------------------------------------------------------------------------

                       95  1998 Semiannual Report - Piper Funds

MINNESOTA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

[PHOTO]
DOUGLAS WHITE, CFA
shares responsibility for the management of Minnesota Tax-Exempt Fund.
He has 15 years of financial experience.
--------------------------------------------------------------------------------
May 17, 1998
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

MINNESOTA TAX-EXEMPT FUND PROVIDED A TOTAL RETURN OF 3.78%* FOR THE SIX MONTHS ENDED MARCH 31, 1998, WHICH REFLECTS REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE. This compared to a 3.89% total return for the fund's benchmark, the Lehman Brothers Municipal Bond Index,** and a 3.46% return for the Lipper Minnesota Municipal Bond Funds Average.+

FIXED INCOME INVESTMENTS BENEFITED FROM THE IMPACT OF THE ASIAN RECESSION. Between mid-October and early-January, long-term Treasury bond yields declined by about 0.75% as global investors sought refuge in U.S. government securities amid the economic turmoil in Asia. Domestic investors also bought longer-term bonds, confident that reduced demand for U.S. goods abroad and the impact of the strong dollar at home would continue to keep inflation under control. Reduced borrowing requirements from the federal government also contributed to a bullish environment for fixed income securities.

TAX-EXEMPT BONDS GAINED FROM THE GLOBAL 'FLIGHT TO QUALITY.' While municipal issues did not benefit directly from the foreign demand for government bonds that accompanied the drop in Treasury yields, all fixed income securities compete for funds on an after-tax basis among domestic investors. Consequently, yields on long-term municipal bonds also drifted lower in concert with Treasury issues over the first three months of the reporting period.


--------------------------------------------------------------------------------

PERFORMANCE THROUGH MARCH 31, 1998*
--------------------------------------------------------------------------------
GROWTH OF $10,000 INVESTED SINCE INCEPTION


[GRAPH]


          Minnesota Tax-Exempt
          Fund, Class A, reflects  Lehman Brothers          Lipper Minnesota
          the fund's 2% maximum    Municipal Bond           Municipal Bond
          sales charge++           Index**                  Funds Average+

                9800                  10000                        10000
                9771                  10000                        10000
                9693                  10009                      10015.4
                9856                  10190                      10196.9
               10043                  10370                      10386.5
                9983                  10274                      10314.9
               10009                  10379                      10436.4
               10157                  10594                      10601.2
               10123                  10473                      10525.1
               10161                  10448                      10526.1
               10394                  10695                      10761.5
               10608                  10918                        10952
               10729                  11066                      11091.5
               10795                  11217                      11193.6
               10727                  11107                      11119.1
               10668                  11074                      11074.3
               10833                  11209                      11215.8
               10967                  11405                        11356
               11027                  11498                      11425.2
               10905                  11444                      11354.6
               11042                  11546                      11467.4
               11059                  11550                      11488.2
               10890                  11467                      11376.8
               11126                  11717                      11611.1
               11242                  11820                      11711.3
               11437                  11993                      11882.9
               11163                  11819                      11694.9
               11234                  11827                      11721.1
               11402                  12041                      11884.6
               11658                  12283                      12125.3
               11733                  12337                      12183.9
               11832                  12502                      12311.8
               11872                  12611                      12395.2
               11910                  12616                      12417.6
               12073                  12784                      12555.7
               12184                  12897                      12663.4
               12154                  12884                      12650.6
               12327                  13042                      12798.3
               12477                  13214                      12935.2
               12637                  13386                      13069.1
               12740                  13506                      13162.5
               12768                  13544                      13185.5
               13019                  13835                      13418.3
               13059                  13867                      13454.2
               13070                  13871                      13495.8
               13079                  13877                      13524.9
               13170                  14000                      13624.6
               13337                  14165                      13764.3
               13529                  14403                      13960.7
               13950                  14835                        14372
               13776                  14690                      14223.6
               13844                  14785                        14275
               13579                  14641                        14083
               13917                  14903                      14361.1
               14080                  15055                      14517.8
               14275                  15229                        14702
               14741                  15781                      15147.8
               14610                  15613                      15046.6
               14770                  15771                      15195.7
               14859                  15859                        15288
               15082                  16124                        15521
               15112                  16145                      15544.4
               15412                  16481                      15844.7
               15578                  16669                      16036.7
               15595                  16701                      16089.6
               15484                  16554                      15980.1
               15765                  16903                        16259
               15949                  17096                      16427.7
               15610                  16653                      16060.3
               14986                  15975                      15472.7
               15058                  16111                      15503.9
               15186                  16251                      15644.1
               15056                  16152                      15568.3
               15359                  16447                      15826.9
               15389                  16505                        15866
               15090                  16262                      15649.9
               14813                  15973                      15371.5
               14446                  15684                        15061
               14903                  16029                      15418.5
               15425                  16487                        15866
               15950                  16967                      16326.2
               16070                  17162                      16454.7
               16115                  17183                      16466.7
               16645                  17731                      16906.3
               16477                  17577                      16744.2
               16568                  17744                      16834.5
               16675                  17969                      16993.2
               16807                  18082                      17112.3
               17147                  18344                      17355.8
               17571                  18649                        17651
               17791                  18828                      17836.3
               17836                  18971                      17923.8
               17628                  18842                      17801.5
               17274                  18601                      17533.2
               17175                  18549                      17471.7
               17218                  18539                      17499.7
               17391                  18741                        17661
               17568                  18912                      17815.2
               17562                  18908                      17815.2
               17855                  19173                      18048.2
               18029                  19390                      18230.5
               18332                  19744                      18515.3
               18277                  19662                      18447.5
               18289                  19699                      18453.6
               18453                  19880                      18612.5
               18230                  19616                      18387.5
               18412                  19780                        18542
               18659                  20077                      18789.1
               18842                  20292                      18977.4
               19315                  20854                        19482
               19120                  20658                      19290.1
               19340                  20904                      19507.2
               19483                  21038                      19633.2
               19584                  21162                      19747.5
               19879                  21471                      20010.9
               20031                  21692                      20185.2
               20079                  21698                      20185.4
               20070                  21718                      20206.8

** An unmanaged index that includes no expenses or transaction charges, measuring performance for the investment-grade municipal bond market.

+ The average total return of similar funds, not including sales charges, as characterized by Lipper Analytical Services.


CLASS A AVERAGE ANNUALIZED TOTAL RETURNS
Includes 2% maximum sales charge++

One Year                                                               7.90%
--------------------------------------------------------------------------------
Five Year                                                              6.12%
--------------------------------------------------------------------------------
Since Inception (7/11/88)                                              7.43%
--------------------------------------------------------------------------------


CLASS Y CUMULATIVE TOTAL RETURNS
Sales charges do not apply to class Y shares

Since Inception (8/1/97)                                               4.64%
--------------------------------------------------------------------------------

 * PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily limited certain 12b-1 fees. Without waivers, class A returns would have been lower.

All fund and benchmark returns include reinvested distributions.

++ Effective February 18, 1997, the fund's maximum class A sales charge was changed from 4% to 2%.


--------------------------------------------------------------------------------

                       96  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

[PHOTO]
RONALD REUSS, ISFA
shares responsibility for the management of Minnesota Tax-Exempt Fund.
He has 29 years of financial experience.
--------------------------------------------------------------------------------


YIELDS ACROSS THE FIXED INCOME SPECTRUM REBOUNDED BEGINNING IN MID-JANUARY. Investors had expected fallout from the Asian recessions to begin slowing the U.S. economy by the end of the first quarter. When little evidence appeared of an imminent deceleration in the rate of domestic economic growth, bond yields began climbing, retracing about one-third of the previous decline. Overall, the yield on the Bond Buyer 20-Bond Index (a municipal benchmark comprised of AA-rated general obligation bonds) dropped by 0.15% over the six-month reporting period.

DESPITE THE STRONG ECONOMY, INFLATION REMAINED BENIGN. At the consumer level, prices rose just 1.4% during the 12 months through March, while the producer price index actually fell during the same period. Significant gains in productivity, falling energy prices, and the strong U.S. dollar helped to keep inflation in check despite a robust economy and an increasingly tight labor market. Faced with little evidence of inflation and concerned about exacerbating the difficulties in Asia, Federal Reserve policy makers kept short-term interest rates steady over the reporting period.

THE FUND MAINTAINED ITS POLICY OF EMPHASIZING CREDIT QUALITY. In recent years, yield differentials between similar-maturity bonds of differing credit quality have narrowed significantly. At current levels, we believe that the marginal improvement in yields offered by lower-rated debt does not provide adequate compensation to take on the incremental credit risk. Accordingly, 63% of the fund's assets are invested in bonds rated AA or higher or short-term rating equivalent. While 23% of the fund's portfolio remains in non-rated paper, these bonds were acquired at a time when quality spreads were significantly wider, thus cushioning the potential impact of any additional credit risk. The fund will continue to search for issues that offer the combination of compelling value and the potential for significant improvement in underlying fundamentals.


--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998

[CHART]

Hospital Revenue                                                         11%
--------------------------------------------------------------------------------
Miscellaneous Revenue                                                     2%
--------------------------------------------------------------------------------
Electric Revenue                                                          3%
--------------------------------------------------------------------------------
Leasing Revenue                                                           6%
--------------------------------------------------------------------------------
Education Revenue                                                        14%
--------------------------------------------------------------------------------
Water/Sewer/Pollution Control Revenue                                     1%
--------------------------------------------------------------------------------
Housing Revenue                                                          11%
--------------------------------------------------------------------------------
Industrial Development Revenue                                            1%
--------------------------------------------------------------------------------
Nursing Home Revenue                                                     11%
--------------------------------------------------------------------------------
Health Services Revenue                                                   1%
--------------------------------------------------------------------------------
Other Assets                                                              2%
--------------------------------------------------------------------------------
General Obligations                                                      37%
--------------------------------------------------------------------------------

Municipal derivative securities (inverse floating rate securities) account for 7% of the fund's total assets.


PORTFOLIO COMPOSITION BY RATING
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1998

AAA                                                                      26%
--------------------------------------------------------------------------------
AA                                                                       36%
--------------------------------------------------------------------------------
A                                                                         6%
--------------------------------------------------------------------------------
Baa and Below                                                             6%
--------------------------------------------------------------------------------
Non-Rated                                                                23%
--------------------------------------------------------------------------------
Short-Term                                                                1%
--------------------------------------------------------------------------------
Other Assets                                                              2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                       97  1998 Semiannual Report - Piper Funds

--------------------------------------------------------------------------------

FALLING INTEREST RATES CAUSED A BULGE IN SUPPLY. Municipalities in Minnesota rushed to finance new projects and refund higher-yielding issues as interest rates dropped during the reporting period. Aggregate new issues and refinancing in the state increased at nearly double the national rate during the first quarter of 1998, offsetting a slight decline in supply last year. The fund is seeking opportunities to take advantage of the higher supply of Minnesota bonds to increase the portfolio's book yield and call protection.

MUNICIPAL BOND YIELDS ARE ATTRACTIVE RELATIVE TO THOSE AVAILABLE ON TAXABLE ISSUES. Bolstered by strong economic growth and bulging tax coffers of municipal issuers, credit upgrades by the rating agencies have continued to substantially outpace downgrades. The sharp increase in supply caused a mild underperformance by municipal bonds relative to Treasuries, especially during the last three months of 1997. As a result of that underperformance, however, long-term AAA-rated tax-exempt yields have risen to roughly 87% of comparable-maturity Treasury issues, an attractive differential by historical standards. At current levels, municipal bond yields provide a significant after-tax premium for individuals in the 28% federal income tax bracket and above.

Thank you for your investment in Minnesota Tax-Exempt Fund. We appreciate the opportunity to help you achieve your investment goals.

Sincerely,



/s/ Ronald Reuss                   /s/ Douglas White

Ronald Reuss                       Douglas White
Portfolio Manager                  Portfolio Manager


--------------------------------------------------------------------------------

                       98  1998 Semiannual Report - Piper Funds

            Financial Statements (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  March 31, 1998
 ................................................................................

                                                                NATIONAL       MINNESOTA
                                                               TAX-EXEMPT     TAX-EXEMPT
                                                                  FUND           FUND
                                                              ------------   -------------
ASSETS:
Investments in securities, at market value* (note 2) .......  $45,585,856    $129,191,432
Cash in bank on demand deposit .............................      102,038         118,353
Receivable for fund shares sold ............................       20,000           7,246
Accrued interest receivable ................................      738,334       2,070,969
                                                              ------------   -------------
  Total assets .............................................   46,446,228     131,388,000
                                                              ------------   -------------

LIABILITIES:
Dividends payable to shareholders ..........................      179,899         519,399
Payable for investment securities purchased on a when-issued
  basis ....................................................           --         498,615
Payable for investment securities purchased ................           --       1,000,000
Payable for fund shares redeemed ...........................       10,645           4,304
Accrued investment management fee ..........................       19,754          55,863
Accrued distribution and service fees ......................        7,902          20,758
                                                              ------------   -------------
  Total liabilities ........................................      218,200       2,098,939
                                                              ------------   -------------
  Net assets applicable to outstanding capital stock .......  $46,228,028    $129,289,061
                                                              ------------   -------------
                                                              ------------   -------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $42,574,979    $120,765,215
Accumulated net realized gain on investments ...............      144,221         774,770
Unrealized appreciation of investments .....................    3,508,828       7,749,076
                                                              ------------   -------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $46,228,028    $129,289,061
                                                              ------------   -------------
                                                              ------------   -------------
* Investments in securities, at identified cost ............  $42,077,028    $121,442,356
                                                              ------------   -------------
                                                              ------------   -------------

NET ASSET VALUE AND OFFERING PRICE:
CLASS A (NOTE 1):
Net assets .................................................  $46,228,028    $121,462,921
Shares outstanding (authorized 10 billion and four billion
  shares, respectively, of $0.01 par value) ................    4,095,056      10,813,277
Net asset value ............................................  $     11.29    $      11.23
Maximum offering price per share (net asset value plus 2% of
  offering price) ..........................................  $     11.52    $      11.46
CLASS Y:
Net assets .................................................           --    $  7,826,140
Shares outstanding (authorized one billion shares of $0.01
  par value) ...............................................           --         697,398
Net asset value and offering price per share ...............           --    $      11.22

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For The Six Months Ended March 31, 1998
 ................................................................................

                                                                NATIONAL       MINNESOTA
                                                               TAX-EXEMPT     TAX-EXEMPT
                                                                  FUND           FUND
                                                              ------------   -------------
INCOME:
Interest ...................................................  $ 1,422,470    $  3,956,007
                                                              ------------   -------------

EXPENSES (NOTE 5):
Investment management fee ..................................      120,570         331,067
Distribution and service fees:
  CLASS A ..................................................       72,342         185,575
  CLASS Y ..................................................           --              --
Custodian and accounting fees ..............................       22,670          51,940
Transfer agent and dividend disbursing agent fees ..........       12,727          20,784
Registration fees ..........................................        9,436          12,506
Reports to shareholders ....................................        9,357           8,960
Directors' fees ............................................        4,036           4,036
Audit and legal fees .......................................       24,253          25,558
Other expenses .............................................        3,841           5,436
                                                              ------------   -------------
  Total expenses ...........................................      279,232         645,862
    Less Class A expenses waived by the distributor ........      (17,522)        (45,080)
                                                              ------------   -------------

  Net expenses before expenses paid indirectly .............      261,710         600,782
    Less expenses paid indirectly ..........................       (1,978)         (1,717)
                                                              ------------   -------------

  Total net expenses .......................................      259,732         599,065
                                                              ------------   -------------

  Net investment income ....................................    1,162,738       3,356,942
                                                              ------------   -------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 3) ..................      215,325         780,157
Net change in unrealized appreciation or depreciation of
  investments ..............................................      370,039         784,710
                                                              ------------   -------------

  Net gain on investments ..................................      585,364       1,564,867
                                                              ------------   -------------

    Net increase in net assets resulting from operations ...  $ 1,748,102    $  4,921,809
                                                              ------------   -------------
                                                              ------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                NATIONAL TAX-EXEMPT FUND        MINNESOTA TAX-EXEMPT FUND
                                                              -----------------------------   -----------------------------
                                                               Six Months                      Six Months
                                                              Ended 3/31/98    Year Ended     Ended 3/31/98    Year Ended
                                                               (Unaudited)       9/30/97       (Unaudited)       9/30/97
                                                              -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income ......................................   $ 1,162,738    $   2,394,720   $   3,356,942   $   6,688,180
Net realized gain on investments ...........................       215,325          192,273         780,157       1,170,417
Net change in unrealized appreciation or depreciation of
  investments ..............................................       370,039        1,642,454         784,710       2,526,783
                                                              -------------   -------------   -------------   -------------

  Net increase in net assets resulting from operations .....     1,748,102        4,229,447       4,921,809      10,385,380
                                                              -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A
  From net investment income ...............................    (1,162,727)      (2,385,860)     (3,100,031)     (6,587,533)
  From net realized gains ..................................      (237,149)         (82,981)       (615,368)       (602,174)
CLASS Y
  From net investment income ...............................            --               --        (228,573)        (80,240)
  From net realized gains ..................................            --               --         (41,668)             --
                                                              -------------   -------------   -------------   -------------
  Total distributions ......................................    (1,399,876)      (2,468,841)     (3,985,640)     (7,269,947)
                                                              -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ....................................................    (3,757,877)       1,942,178      (5,071,277)     (3,145,424)
CLASS Y ....................................................            --               --      (1,245,112)      9,022,490
                                                              -------------   -------------   -------------   -------------
  Increase (decrease) in net assets from capital share
    transactions ...........................................    (3,757,877)       1,942,178      (6,316,389)      5,877,066
                                                              -------------   -------------   -------------   -------------
  Total increase (decrease) in net assets ..................    (3,409,651)       3,702,784      (5,380,220)      8,992,499

Net assets at beginning of period ..........................    49,637,679       45,934,895     134,669,281     125,676,782
                                                              -------------   -------------   -------------   -------------

Net assets at end of period ................................   $46,228,028    $  49,637,679   $ 129,289,061   $ 134,669,281
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

Distributions in excess of net investment income ...........   $        --    $         (11)  $          --   $     (28,338)
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has 12 series, including National Tax-Exempt Fund, a diversified series, and Minnesota Tax-Exempt Fund, a non-diversified series (the funds). The company's articles of incorporation permit the board of directors to create additional series in the future.

                      Minnesota Tax-Exempt Fund commenced offering Class Y shares on July 1, 1997. All shares existing prior to that date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge

                      - Subject to distribution and service fees

                      CLASS Y:
                      - Requires a minimum initial investment of $1 million

                      - No front-end or contingent deferred sales charges

                      - No distribution and service fees

                      The classes of shares of Minnesota Tax-Exempt Fund have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges. National Tax-Exempt Fund has a single class of shares, which is shown as Class A in the financial statements.

                      National Tax-Exempt Fund invests primarily in investment-grade or comparable quality municipal bonds, notes and tax-free municipal leases issued by states, territories and possessions of the United States, the District of Columbia or their agencies, instrumentalities and political subdivisions. These may include municipal derivative securities.

                      Minnesota Tax-Exempt Fund invests primarily in investment-grade or comparable quality municipal bonds, notes and tax-free municipal leases issued by the state of Minnesota, its agencies, instrumentalities and political subdivisions, and certain securities of U.S. territorial possessions. These may include municipal derivative securities.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the funds' board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The funds segregate, with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' net asset value if the funds make such purchases while remaining substantially fully invested. As of March 31, 1998, Minnesota Tax-Exempt had entered into outstanding when-issued or forward commitments of $498,615.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the funds.

                      ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses for Minnesota Tax-Exempt Fund are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income for National Tax-Exempt Fund are declared daily and paid monthly. Distributions to shareholders from net investment income for Minnesota Tax-Exempt are

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      declared separately for each class daily and paid monthly. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended March 31, 1998, were as follows:

                                           NATIONAL    MINNESOTA
                                          TAX-EXEMPT  TAX-EXEMPT
                                             FUND        FUND
                                          ----------  -----------
Purchases ..............................  $1,959,612  $16,506,189
Proceeds from sales ....................  $6,437,141  $22,149,423

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions for the funds were as follows:

                                             SIX MONTHS ENDED             YEAR ENDED
                                              MARCH 31, 1998          SEPTEMBER 30, 1997
                                          -----------------------  ------------------------
                                            SHARES      AMOUNT       SHARES       AMOUNT
                                          ----------  -----------  ----------  ------------
NATIONAL TAX-EXEMPT FUND:
  Sales of fund shares .................      96,952  $ 1,090,700   1,301,809  $ 14,202,955
  Issued for reinvested
    distributions ......................      75,385      847,199     144,321     1,580,581
  Redemptions of fund shares ...........    (505,030)  (5,695,776) (1,265,996)  (13,841,358)
                                          ----------  -----------  ----------  ------------
                                            (332,693) $(3,757,877)    180,134  $  1,942,178
                                          ----------  -----------  ----------  ------------
                                          ----------  -----------  ----------  ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              SIX MONTHS ENDED             YEAR ENDED
                                               MARCH 31, 1998        SEPTEMBER 30, 1997 (a)
                                          ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------
MINNESOTA TAX-EXEMPT FUND:
CLASS A
  Sales of fund shares .................     620,780  $  6,972,823   2,314,387  $ 25,337,742
  Issued for reinvested
    distributions ......................     217,968     2,440,224     437,608     4,791,499
  Redemptions of fund shares ...........  (1,188,645)  (13,311,935) (2,216,525)  (24,291,535)
  Redemptions in exchange for Class Y
    shares .............................    (104,584)   (1,172,389)   (804,940)   (8,983,130)
                                          ----------  ------------  ----------  ------------
                                            (454,481) $ (5,071,277)   (269,470) $ (3,145,424)
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------
CLASS Y
  Sales in exchange for Class A
    shares .............................     104,678     1,172,389     804,940     8,983,130
  Issued for reinvested
    distributions ......................      13,402       149,829       3,559        39,360
  Redemptions of fund shares ...........    (229,181)   (2,567,330)         --            --
                                          ----------  ------------  ----------  ------------
                                            (111,101) $ (1,245,112)    808,499  $  9,022,490
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------

                            (a) REPRESENTS PERIOD FROM AUGUST 1 (COMMENCEMENT OF
OFFERING OF SHARES) TO SEPTEMBER 30, 1997, FOR CLASS Y.

                      Sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for distributing the funds' shares for the six months ended March 31, 1998, were as follows:

                                                                   MINNESOTA
                                                                TAX-EXEMPT FUND
                                              NATIONAL       ----------------------
                                          TAX-EXEMPT FUND      CLASS A     CLASS Y
                                          ----------------   -----------   --------
Front-end sales charges ................       $12,100       $    59,303      $--
Contingent deferred sales charges ......        13,962            26,039      --
                                          ----------------   -----------     ---
                                               $26,062       $    85,342      $--
                                          ----------------   -----------     ---
                                          ----------------   -----------     ---

(5) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund is equal to an annual rate of 0.50% of the first $250 million in net assets, 0.45% of the next $250 million and 0.40% of net assets in excess of $500 million. For the six months ended March 31, 1998, the effective management fee paid by the funds was 0.50% and 0.50% on an annual basis for National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, respectively.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each fund, which were being voluntarily limited for the year ending September 30, 1998, are stated below as a percent of average daily net assets.

                                                                MINNESOTA
                                                             TAX-EXEMPT FUND
                                             NATIONAL       ------------------
                                          TAX-EXEMPT FUND   CLASS A   CLASS Y
                                          ---------------   -------   --------
Distribution fee .......................        0.05%         0.05%       --
Service fee ............................        0.25%         0.25%       --
                                               -----        -------   --------
  Total distribution and service
    fees ...............................        0.30%         0.30%       --
                                               -----        -------   --------
                                               -----        -------   --------
  Total distribution and service fees
    after voluntary limitation .........        0.24%         0.24%       --
                                               -----        -------   --------
                                               -----        -------   --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $7.50 per active shareholder account and $1.60 per closed account. For the six months ended March 31, 1998, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                              NATIONAL          MINNESOTA
                                          TAX-EXEMPT FUND    TAX-EXEMPT FUND
                                          ----------------   ----------------
Piper Jaffray ..........................       $5,226             $10,783
Piper Trust ............................           --                  --
                                             --------        ----------------
                                               $5,226             $10,783
                                             --------        ----------------
                                             --------        ----------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

(6) PENDING
    ACQUISITION
 ................................
                      On December 15, 1997, Piper Jaffray Companies Inc., the parent company of the funds' investment advisor, announced that it had entered into an agreement to be acquired by U.S. Bancorp. It is anticipated that this acquisition will be completed in the second quarter of 1998, subject to regulatory approval, the approval of Piper Jaffray Companies shareholders and the satisfaction of customary closing conditions.

                      U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of December 31, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of nearly $71.3 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

                      Effective as of the date of the acquisition, SEI Investments Distribution Company will assume the role of the principal distributor for the funds.

                      Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp will result in the assignment and automatic

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      termination of the funds' investment advisory agreements with Piper Capital Management Incorporated. The 1940 Act requires that any new investment advisory agreements for the funds be approved by the funds' board of directors and shareholders.

(7) SUBSEQUENT EVENT
 ................................
                      FUND CONVERSION
                      In connection with the acquisition of Piper Jaffray Companies Inc. by U.S. Bancorp, the funds' board of directors has recommended that the funds be merged into mutual funds managed by First American Asset Management, a division of U.S. Bank. The proposed fund mergers require shareholder approval and proxy statements requesting shareholder votes will be mailed in May 1998. If approved, the mergers are expected to occur on or about July 31, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      NATIONAL TAX-EXEMPT FUND

                                     Six Months Ended                    Year Ended September 30,
                                      March 31, 1998      -------------------------------------------------------
                                       (Unaudited)         1997        1996        1995        1994        1993
                                     ----------------     -------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of
  period ..........................       $ 11.21         $ 10.81     $ 10.69     $ 10.22     $ 11.76     $ 10.94
                                         --------         -------     -------     -------     -------     -------
Operations:
  Net investment income ...........          0.27            0.54        0.56        0.60        0.57        0.61
  Net realized and unrealized gains
    (losses) on investments .......          0.13            0.42        0.12        0.47       (1.21)       0.94
                                         --------         -------     -------     -------     -------     -------
    Total from operations .........          0.40            0.96        0.68        1.07       (0.64)       1.55
                                         --------         -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ......         (0.27)          (0.54)      (0.56)      (0.60)      (0.57)      (0.61)
  From net realized gains .........         (0.05)          (0.02)         --          --       (0.33)      (0.12)
                                         --------         -------     -------     -------     -------     -------
    Total distributions to
      shareholders ................         (0.32)          (0.56)      (0.56)      (0.60)      (0.90)      (0.73)
                                         --------         -------     -------     -------     -------     -------
Net asset value, end of period ....       $ 11.29         $ 11.21     $ 10.81     $ 10.69     $ 10.22     $ 11.76
                                         --------         -------     -------     -------     -------     -------
                                         --------         -------     -------     -------     -------     -------
SELECTED INFORMATION
Total return (a) ..................          3.66%           9.09%       6.42%      10.30%      (5.72)%     14.76%
Net assets at end of period (in
  millions) .......................       $    46         $    50     $    46     $    57     $    68     $    79
Ratio of expenses to average daily
  net assets ......................          1.09%(b)        1.11%       1.03%       1.01%       0.93%       0.94%
Ratio of net investment income to
  average daily net assets ........          4.82%(b)        4.91%       5.15%       5.37%       5.25%       5.42%
Portfolio turnover rate (excluding
  short-term securities) ..........             4%             28%         43%         28%         65%         43%
Ratios before waivers by the
  adviser and distributor:
  Ratio of expenses to average
    daily net assets before
    waivers .......................          1.16%(b)        1.17%       1.13%       1.09%       1.03%       1.04%
  Ratio of net investment income to
    average daily net assets before
    waivers .......................          4.75%(b)        4.85%       5.05%       5.29%       5.15%       5.32%

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b)  ANNUALIZED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      MINNESOTA TAX-EXEMPT FUND

                                                                     CLASS A
                                     -----------------------------------------------------------------------
                                     Six Months Ended                 Year Ended September 30,
                                      March 31, 1998     ---------------------------------------------------
                                       (Unaudited)        1997       1996       1995       1994       1993
                                     ----------------    -------    -------    -------    -------    -------
PER-SHARE DATA
Net asset value, beginning of
  period ..........................       $ 11.15        $ 10.89    $ 10.81    $ 10.28    $ 11.43    $ 10.79
                                         --------        -------    -------    -------    -------    -------
Operations:
  Net investment income ...........          0.28           0.57       0.59       0.66       0.61       0.62
  Net realized and unrealized gains
    (losses) on investments .......          0.14           0.31       0.07       0.53      (0.95)      0.68
                                         --------        -------    -------    -------    -------    -------
    Total from operations .........          0.42           0.88       0.66       1.19      (0.34)      1.30
                                         --------        -------    -------    -------    -------    -------
Distributions to shareholders:
  From net investment income ......         (0.28)         (0.57)     (0.58)     (0.66)     (0.61)     (0.62)
  From net realized gains .........         (0.06)         (0.05)        --         --      (0.20)     (0.04)
                                         --------        -------    -------    -------    -------    -------
    Total distributions to
      shareholders ................         (0.34)         (0.62)     (0.58)     (0.66)     (0.81)     (0.66)
                                         --------        -------    -------    -------    -------    -------
    Net asset value, end of
      period ......................       $ 11.23        $ 11.15    $ 10.89    $ 10.81    $ 10.28    $ 11.43
                                         --------        -------    -------    -------    -------    -------
                                         --------        -------    -------    -------    -------    -------
SELECTED INFORMATION
Total return (a) ..................          3.78%          8.32%      6.24%     11.38%     (3.14)%    12.52%
Net assets at end of period (in
  millions) .......................       $   121        $   126    $   126    $   134    $   162    $   169
Ratio of expenses to average daily
  net assets ......................          0.92%(c)       0.95%      0.90%      0.91%      0.89%      0.91%
Ratio of net investment income to
  average daily net assets ........          5.06%(c)       5.17%      5.38%      5.80%      5.61%      5.62%
Portfolio turnover rate (excluding
  short-term securities) ..........            13%            17%        35%        30%        44%        29%
Ratios before waivers by the
  distributor:
  Ratio of expenses to average
    daily net assets before
    waivers .......................          1.00%(c)       1.01%      0.99%      0.99%      0.99%      1.00%
  Ratio of net investment income to
    average daily net assets before
    waivers .......................          4.98%(c)       5.11%      5.29%      5.72%      5.51%      5.53%

                                                             CLASS Y
                                          ---------------------------------------------
                                          Six Months Ended
                                           March 31, 1998           Period Ended
                                             (Unaudited)        September 30, 1997(b)
                                          -----------------   -------------------------
PER-SHARE DATA
Net asset value, beginning of period ...        $11.14                  $11.16
                                              --------                --------
Operations:
  Net investment income ................          0.29                    0.10
  Net realized and unrealized gains
    (losses) on investments ............          0.14                   (0.02)
                                              --------                --------
    Total from operations ..............          0.43                    0.08
                                              --------                --------
Distributions to shareholders:
  From net investment income ...........         (0.29)                  (0.10)
  From net realized gains on
    investments ........................         (0.06)                     --
                                              --------                --------
    Total distributions to
      shareholders .....................         (0.35)                  (0.10)
                                              --------                --------
    Net asset value, end of period .....        $11.22                  $11.14
                                              --------                --------
                                              --------                --------
SELECTED INFORMATION
Total return (a) .......................          3.89%                   0.72%
Net assets at end of period (in
  millions) ............................        $    8                  $    9
Ratio of expenses to average daily net
  assets ...............................          0.70%(c)                0.75%(c)
Ratio of net investment income to
  average daily net assets .............          5.30%(c)                5.73%(c)
Portfolio turnover rate (excluding
  short-term securities) ...............            13%                     17%

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b)  COMMENCEMENT OF OFFERING OF CLASS Y SHARES WAS AUGUST 1, 1997.
(c)  ANNUALIZED.

--------------------------------------------------------------------------------

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

NATIONAL TAX-EXEMPT FUND                                          March 31, 1998
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (96.2%):
MUNICIPAL BONDS (88.6%):
  ALASKA (2.3%):
    State Housing Finance Corporation (Callable 6/1/07 at
      102), 5.90%, 12/1/19 ..............................  $ 1,000,000      $  1,046,560
                                                                            ------------
  COLORADO (2.4%):
    Montrose County Health Care Facilities (Callable
      11/1/02 at 102), 8.25%, 11/1/19 ...................    1,000,000         1,108,630
                                                                            ------------
  FLORIDA (0.7%):
    Clay County Industrial Development Revenue (Callable
      3/1/02 at 102), 6.40%, 3/1/11 .....................      300,000(c)        325,344
                                                                            ------------
  GEORGIA (2.6%):
    State General Obligation, 6.75%, 9/1/10                  1,000,000         1,202,140
                                                                            ------------
  ILLINOIS (9.4%):
    Education Facility Authority Revenue (Callable
      10/1/07 at 100), 5.88%, 10/1/17 ...................      500,000           526,390
    Development Financial Authority, (Callable 7/1/06 at
      102), 7.38%, 7/1/21 ...............................      500,000           585,070
    Board of Governors, State College and University
      (Callable 2/1/02 at 100), 7.55%-7.70%,
      2/1/16-2/1/22 .....................................      425,000           467,650
    Rock Island Nursing Home Revenue, 7.00%, 6/1/06 .....    1,100,000         1,172,270
    Rock Island Nursing Home Revenue (Callable 6/1/03 at
      102), 7.20%, 6/1/13 ...............................      400,000           427,344
    State Toll Highway Authority, 6.30%, 1/1/12 .........    1,000,000         1,144,180
                                                                            ------------
                                                                               4,322,904
                                                                            ------------
  INDIANA (9.2%):
    Municipal Power Agency, 6.00%, 1/1/12                    1,000,000         1,121,840
    Lake County Redevelopment Authority (MBIA) (Callable
      2/1/05 at 102), 6.50%, 2/1/16 .....................      800,000           890,936
    Hammond School Building Corporation (Callable 7/15/03
      at 102), 6.00%, 1/15/13 ...........................    1,000,000         1,114,570
    Municipal Power Agency, 6.00%, 1/1/11                    1,000,000         1,123,030
                                                                            ------------
                                                                               4,250,376
                                                                            ------------
  MICHIGAN (6.7%):
    Lakeview Community Schools, (Callable 5/1/07 at 100),
      5.75%, 5/1/16 .....................................    1,000,000         1,059,410
    Detroit Finance Authority (Callable 5/1/07 at 101.5),
      5.38%, 5/1/18 .....................................    2,000,000         2,019,040
                                                                            ------------
                                                                               3,078,450
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  MINNESOTA (13.5%):
    Glencoe Hospital Revenue (Callable 8/1/04 at 102),
      6.75%, 4/1/16 .....................................  $   485,000      $    505,433
    Hopkins Multifamily Housing Revenue (Callable 4/1/07
      at 102), 6.25%, 4/1/15 ............................      500,000           530,220
    St. Paul Housing - Como Lake Project (Callable 3/1/99
      at 102), 7.50%, 3/1/26 ............................      500,000(d)        490,000
    Brooklyn Center Health Care Facility (Callable
      12/1/03 at 102), 7.60%, 12/1/18 ...................      400,000           433,824
    Fergus Falls Health Care Facility (Callable 11/1/04
      at 102), 7.00%, 11/1/19 ...........................      500,000           530,375
    Maplewood Health Care Facility (Callable 10/1/04 at
      102), 7.50%, 10/1/24 ..............................      500,000           544,435
    Plymouth Health Care Facility (Callable 8/1/04 at
      102), 7.50%, 8/1/24 ...............................      500,000           543,645
    Roseville Housing Facility Revenue (Callable 10/1/03
      at 102), 7.13%, 10/1/13 ...........................    1,000,000         1,066,540
    St. Anthony Multifamily Revenue (Callable 5/20/06 at
      102), 6.25%, 11/20/25 .............................    1,000,000         1,055,210
    White Bear Lake Care Center (Callable 11/1/03 at
      102), 8.25%, 11/1/12 ..............................      500,000           557,685
                                                                            ------------
                                                                               6,257,367
                                                                            ------------
  MONTANA (0.6%):
    Sidney Nursing Home (Callable 6/1/00 at 102), 9.00%,
      6/1/11 ............................................      250,000           269,470
                                                                            ------------
  NEW MEXICO (7.7%):
    Mortgage Finance Authority, 6.20%-6.40%, 7/1/15 .....    3,350,000         3,569,341
                                                                            ------------
  NORTH DAKOTA (8.7%):
    Mercer County Pollution Control Revenue, 7.20%,
      6/30/13 ...........................................    3,300,000         4,032,006
                                                                            ------------
  SOUTH DAKOTA (2.3%):
    State Health and Education Facilities (MBIA)
      (Callable 7/1/06 at 102), 6.00%, 7/1/14 ...........    1,000,000         1,080,180
                                                                            ------------
  TEXAS (4.8%):
    Carrolton Independent School District (MBIA)
      (Callable 2/15/06 at 100), 5.70%, 2/15/17 .........    1,000,000         1,043,050
    Fort Bend Independent School District (MBIA)
      (Callable 2/15/05 at 100), 5.00%, 2/15/14 .........      500,000           497,265
    Harts Bluff Independent School District (Callable
      5/15/98 at 100.5), 8.60%-8.80%,
      11/15/98-11/15/00 .................................      100,000           100,552
    Austin Employment Commission (Callable 8/1/98 at
      102), 8.10%-8.45%, 8/1/01-8/1/08 ..................      440,000           454,025

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NATIONAL TAX-EXEMPT FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Houston Employment Commission (Callable 11/1/98 at
      101), 7.85%-8.05%, 5/1/04-5/1/07 ..................  $   135,000      $    136,710
                                                                            ------------
                                                                               2,231,602
                                                                            ------------
  UTAH (3.2%):
    Intermountain Power Agency, 6.50%, 7/1/11 ...........    1,000,000         1,175,400
    Carbon County Road Improvement Revenue (Callable
      8/1/99 at 100), 7.90%, 8/1/04 .....................      300,000           307,317
                                                                            ------------
                                                                               1,482,717
                                                                            ------------
  WASHINGTON (7.1%):
    Grant County Public Utilities District (MBIA)
      (Callable 1/1/06 at 101), 5.70%, 1/1/15 ...........    1,000,000         1,054,110
    Public Power Supply System, 7.13%, 7/1/16 ...........      600,000           739,872
    Public Power Supply System (MBIA) (Callable 7/1/07 at
      102), 5.13%, 7/1/16 ...............................    1,500,000         1,484,970
                                                                            ------------
                                                                               3,278,952
                                                                            ------------
  WEST VIRGINIA (2.6%):
    State General Obligation (Callable 11/1/16 at 102),
      6.50%, 11/1/26 ....................................    1,000,000         1,184,040
                                                                            ------------
  WISCONSIN (4.8%):
    Watertown Community Development Authority (Callable
      3/1/00 at 103), 8.50%, 3/1/19 .....................       95,000           101,983
    State Health Facilities Authority-Franciscan Hospital
      (Callable 11/15/05 at 102), 6.13%, 11/15/15 .          1,000,000         1,083,570
    Dallas Nursing Home Revenue (Callable 5/1/03 at 102),
      6.25%, 5/1/19 .....................................    1,020,000         1,047,724
                                                                            ------------
                                                                               2,233,277
                                                                            ------------

      Total Municipal Bonds
        (cost: $37,968,337) .............................                     40,953,356
                                                                            ------------
MUNICIPAL DERIVATIVE SECURITIES (7.6%):
  INVERSE FLOATER (7.6%):
    Illinois Health Facilities Authority, inverse floater
      (Callable 6/1/02 at 102), 9.57%, 6/19/15 ..........    1,000,000(b)      1,195,000
    North Central Texas Health Facility, inverse floater,
      (Prerefunded to 6/1/01 at 102), 9.42%, 6/22/21 ....    1,000,000(b)      1,186,250
    Rochester, MN, Health Care Facility Authority,
      inverse floater, 8.12%, 11/15/15 ..................    1,000,000(b)      1,151,250
                                                                            ------------

      Total Municipal Derivative Securities
        (cost: $3,008,691)  .............................                      3,532,500
                                                                            ------------

      Total Municipal Long-Term Securities
        (cost: $40,977,028)  ............................                     44,485,856
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

MUNICIPAL SHORT-TERM SECURITIES (2.4%):
  NEW YORK (0.4%):
    New York City, NY, Subseries A-10, VRDN, 3.80%,
      8/15/17 ...........................................  $   200,000(b)   $    200,000
                                                                            ------------
  NORTH DAKOTA (1.9%):
    Grand Forks, Health Care, United Hospital, VRDN,
      3.80%, 12/1/25 ....................................      900,000(b)        900,000
                                                                            ------------

      Total Municipal Short-Term Securities
        (cost: $1,100,000) ..............................                      1,100,000
                                                                            ------------

      Total Investments in Securities
        (cost: $42,077,028) (e)  ........................                   $ 45,585,856
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         VRDN - VARIABLE RATE DEMAND NOTE. FLOATING OR VARIABLE RATE OBLIGATION
           MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON MARCH 31, 1998. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FULL MATURITY.
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
           INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON MARCH 31, 1998. PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. THE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(c) SECURITY PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND IS CONSIDERED TO BE ILLIQUID. ON MARCH 31, 1998, THE TOTAL MARKET VALUE OF THIS INVESTMENT WAS $325,344 OR 0.7% OF TOTAL NET ASSETS. ADDITIONAL INFORMATION RELATED TO THIS SECURITY IS PRESENTED BELOW.

SECURITY                                PAR     DATE ACQUIRED  COST BASIS
-----------------------------------  ---------  -------------  -----------
CLAY COUNTY INDUSTRIAL DEVELOPMENT
 REVENUE                             $ 300,000      7/14/92     $ 300,000

(D) CONSIDERED ILLIQUID BY THE ADVISOR. ON MARCH 31, 1998, THE TOTAL MARKET VALUE OF THE INVESTMENT WAS $490,000 OR 1.1% OF TOTAL NET ASSETS.
(E) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  3,518,840
      GROSS UNREALIZED DEPRECIATION ......       (10,012)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  3,508,828
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND                                         March 31, 1998
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (99.1%):
MUNICIPAL BONDS (92.0%)
  EDUCATION REVENUE (14.2%):
    Higher Education Facility - Carleton College
      (Callable 5/1/06 at 100), 5.75%, 11/1/12 ..........  $ 1,050,000      $  1,120,475
    Higher Education Facility - Carleton College,
      (Callable 11/1/07 at 100), 5.25%-5.40%,
      11/1/11-11/1/15 ...................................    2,000,000         2,056,675
    Higher Education Facility - St. Benedict College
      (Callable 3/1/04 at 100), 6.20%-6.38%,
      3/1/14-3/1/20 .....................................    1,400,000         1,476,725
    Higher Education Facility - St. John's University
      (Callable 10/01/07 at 100), 5.35%, 10/1/17 ........    1,000,000         1,014,130
    Higher Education Facility - University of St. Thomas
      (Callable 4/1/07 at 100), 5.35%, 4/1/17 ...........      500,000           506,770
    Higher Education Facility - University of St. Thomas
      (Callable 10/1/06 at 100), 5.40%-5.63%,
      10/1/11-10/1/21 ...................................    3,000,000         3,124,340
    Higher Education Facility - University of St. Thomas
      (Callable 4/1/07 at 100), 5.38%, 4/1/12 ...........      500,000           513,820
    Higher Education Facility - Vermillion Community
      College, (Callable 1/1/04 at 102), 6.00%,
      1/1/13 ............................................      825,000           875,490
    Maplewood-Mounds Park Academy Project (Callable
      9/1/03 at 102), 7.00%, 9/1/23 .....................    1,500,000         1,606,725
    Minneapolis Minnesota Revenue University Gateway
      Project Series A, (Callable 12/1/07 at 100), 5.25%,
      12/1/17 ...........................................    4,000,000         4,014,760
    South Washington County Independent School District
      #833 (Callable 12/1/2006 at 100), 5.25%, 12/1/14         500,000(e)        502,035
    State Higher Education - Augsburg College (Callable
      5/1/06 at 102), 6.25%, 5/1/23 .....................    1,500,000         1,612,545
                                                                            ------------
                                                                              18,424,490
                                                                            ------------
  ELECTRIC REVENUE (3.6%):
    Southern Municipal Power Agency, 5.00%, 1/1/12 ......    1,000,000         1,001,630
    Southern Municipal Power Agency (MBIA) (escrowed to
      maturity), 5.75%, 1/1/18 ..........................      850,000           904,247
    Western Minnesota Municipal Power Agency (AMBAC)
      (Callable 1/1/06 at 102), 5.40%-5.50%,
      1/1/09-1/1/12 .                                        2,000,000         2,113,900
    Western Municipal Power Agency (MBIA) (escrowed to
      maturity), 9.75%, 1/1/16 ..........................      410,000           629,104
                                                                            ------------
                                                                               4,648,881
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  GENERAL OBLIGATIONS (30.8%):
    Big Lake Independent School District # 727 (Callable
      2/1/07 at 100), 5.60%, 2/1/15 .....................  $ 1,000,000      $  1,048,310
    Burnsville Independent School District (Callable
      2/1/06 at 100), 4.88%, 2/1/13 .....................    1,450,000         1,435,572
    Chaska Independent School District (Crossover
      refunded 2/1/06 at 100), 5.88%-6.00%,
      2/1/11-2/1/16 .....................................    9,690,000        10,647,103
    Columbia Heights Independent School District
      (Callable 2/1/07 at 100), 5.25%, 2/1/15 ...........    1,000,000         1,013,330
    Eden Prairie Independent School District (Callable
      2/1/08 at 100), 5.10%, 2/1/12 .....................    1,150,000         1,174,909
    Hawley Independent School District (FHA) (Callable
      2/1/06 at 100), 5.75%, 2/1/14 .....................    1,500,000         1,591,020
    Lakeville Minnesota Independent School District #194,
      (Callable 2/1/09 at 100), 5.00%, 2/1/17 ...........    1,000,000           985,540
    Minneapolis and St. Paul Metropolitan Council
      (Callable 6/1/05 at 100), 5.60%, 6/1/15 ...........    1,000,000         1,045,610
    Minneapolis General Obligation (Callable 9/1/05 at
      100), 5.20%, 3/1/13 ...............................      400,000           406,924
    Minneapolis Sports Arena Project (Callable 4/1/08 at
      100), 5.10%-5.13%, 4/1/13-10/1/20 .................    1,750,000         1,754,365
    North Branch Independent School District (FGIC)
      (Callable 2/1/05 at 100), 5.60%, 2/1/13 ...........    1,500,000         1,566,615
    North St. Paul Independent School District, (Callable
      2/1/07 at 100), 5.00%, 2/1/15 .....................    2,925,000         2,905,081
    North St. Paul Maplewood Independent School District
      (Callable 5/1/06 at 100), 5.85%, 5/1/17 ...........      500,000           531,710
    Prior Lake Independent School District (FGIC)
      (Callable 2/1/06 at 100), 5.25%, 2/1/15 ...........    2,335,000         2,363,230
    Rochester Independent School District (Callable
      2/1/06 at 100), 5.25%, 2/1/14 .....................    1,000,000         1,020,520
    Shakopee Minnesota Independent School District #720,
      (Callable 2/1/08 at 100), 4.63%, 2/1/15-2/1/16 ....    4,170,000         3,946,439
    South Washington Independent School District
      (Callable 6/1/05 at 100), 5.85%, 6/1/15 ...........      500,000           528,685
    State General Obligation (Callable 11/1/06 at 100),
      5.25%, 11/1/13 ....................................    1,500,000         1,535,310
    Wayzata Independent School District (FSA) (Callable
      2/1/05 at 100), 5.95%-6.00%, 2/1/13-2/1/16 ........    3,000,000         3,232,830
    Wayzata Minnesota Independent School District
      (Callable 2/1/07 at 100), 5.50%, 2/1/17 ...........    1,000,000         1,038,170
                                                                            ------------
                                                                              39,771,273
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  HEALTH SERVICE/HMO (1.1%):
    Coon Rapids Medical Clinic, 6.00%, 5/1/03 ...........  $   905,000      $    950,268
    Duluth Clinic Health Care Facilities (AMBAC)
      (Callable 11/1/02 at 102), 6.30%, 11/1/22 .........      145,000           158,059
    Minneapolis and St. Paul, Health One Obligated Group
      (FSA) (Callable 8/15/05 at 102), 5.60%, 8/15/12 ...      250,000           263,625
                                                                            ------------
                                                                               1,371,952
                                                                            ------------
  HOSPITAL REVENUE (11.7%):
    Fairview Hospital Revenue (MBIA) (Callable 11/15/07
      at 102), 5.50%, 11/15/17 ..........................    1,000,000         1,040,920
    Fairview Hospital Revenue (MBIA) (Callable 11/15/07
      at 102), 5.50%, 11/15/11 ..........................      500,000           526,315
    Glencoe Hospital Revenue (Callable 8/1/04 at 102),
      6.75%, 4/1/16 .....................................    1,100,000         1,146,343
    Monticello-Big Lake Minnesota Community Hospital
      District Gross Revenue, (Callable 12/1/09 at 100),
      5.75%, 12/1/19 ....................................    1,000,000         1,002,100
    New Prague Hospital Revenue (Callable 12/1/06 at
      100), 6.50%, 6/1/12 ...............................      500,000           521,385
    Northern Itasca Hospital Revenue (Callable 1/1/00 at
      100), 7.50%-8.00%, 7/1/03-7/1/11 ..................      830,000           857,819
    Northfield Hospital Revenue (Callable 12/1/01 at
      100), 7.00%, 12/1/05-12/1/08 ......................    1,690,000         1,790,437
    Roseau Hospital District Revenue (Callable 10/1/01 at
      100), 7.20%, 10/1/11-10/1/13 ......................      730,000           770,569
    South St. Paul, Healtheast Hospital (Callable 11/1/04
      at 102), 6.75%, 11/1/09 ...........................    2,000,000         2,178,300
    St. Cloud Hospital Facility Revenue (AMBAC) (Callable
      7/1/06 at 101), 5.00%, 7/1/12-7/1/15 ..............    4,000,000         3,964,540
    Worthington Hospital Revenue (Callable 12/1/02 at
      100), 6.50%, 12/1/10-12/1/12 ......................    1,230,000         1,277,510
                                                                            ------------
                                                                              15,076,238
                                                                            ------------
  HOUSING REVENUE (10.8%):
    Austin Housing - Courtyard Project (Callable 1/1/06
      at 102), 7.25%, 1/1/26 ............................      500,000           530,780
    Coon Rapids, Multifamily Development-Woodland Apts.
      (FHA) (Callable 12/1/03 at 100), 5.63%, 12/1/09 ...      940,000           960,708
    Coon Rapids, Multifamily Housing Revenue (Callable
      11/1/07 at 102), 6.25%, 5/1/18 ....................      500,000           507,375
    Dakota County Housing and Redevelopment (Callable
      9/1/98 at 103), 8.10%, 9/1/12 .....................      495,000           513,567
    Fairmount Housing - Maplewood Project (Callable
      7/1/02 at 102), 8.50%, 7/1/15 .....................      900,000           988,416

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Hopkins Minnesota Elderly Housing Revenue, (Callable
      11/20/07 at 100), 5.60%, 11/20/17 .................  $   500,000      $    511,560
    Hopkins Multifamily Housing Revenue (Callable 4/1/07
      at 102), 6.25%, 4/1/15 ............................      500,000           530,220
    Minneapolis Community Development Agency (Callable
      6/1/98 at 102), 8.25%, 6/1/02 .....................      350,000           359,237
    Minneapolis Housing - Churchill Apartments (Callable
      10/1/01 at 102), 7.05%, 10/1/22 ...................      750,000           799,335
    Minneapolis Housing and Urban Development (Callable
      2/1/01 at 102), 7.88%-8.25%, 2/1/06-2/1/18 .           2,810,000         2,930,474
    Minneapolis Housing Revenue-Seward Towers (Callable
      12/20/00 at 102), 7.38%, 12/20/30 .................    1,370,000         1,444,761
    Minnetonka Housing Revenue (Callable 12/1/99 at 103),
      7.50%, 12/1/27 ....................................      500,000           518,945
    St. Cloud Northway Housing Project (Callable 12/1/00
      at 102), 7.50%, 12/1/18 ...........................      500,000           551,960
    St. Louis Park, Multifamily Housing Project (Callable
      12/1/05 at 102), 6.25%, 12/1/28 ...................      500,000           529,705
    St. Paul Housing - Como Lake Project (Callable 3/1/99
      at 102), 7.50%, 3/1/26 ............................    1,500,000(d)      1,470,000
    State Housing and Finance Agency (Callable 2/1/02 at
      102), 7.05%, 8/1/27 ...............................      500,000           534,350
    State Housing and Finance Agency (Callable 7/1/00 at
      102), 7.65%, 7/1/08 ...............................      285,000           299,663
                                                                            ------------
                                                                              13,981,056
                                                                            ------------
  IDR - MISCELLANEOUS PROJECTS (0.6%):
    Duluth Economic Development Revenue, 8.00%,
      2/1/08 ............................................      325,000           388,557
    Shakopee Industrial Development, 6.25%-6.75%,
      6/1/98-12/1/00 ....................................       75,000(c)         77,512
    Shakopee Industrial Development (Callable 12/1/00 at
      101), 7.00%-7.50%, 6/1/01-12/1/08 .................      290,000(c)        307,659
                                                                            ------------
                                                                                 773,728
                                                                            ------------
  LEASING REVENUE (6.3%):
    Hastings Housing and Redevelopment Authority
      (Callable 2/1/03 at 100), 6.50%, 2/1/14 ...........    1,000,000         1,047,880
    Hennepin County Certificates of Participation
      (Callable 11/15/01 at 100), 6.65%-6.80%,
      11/15/08-5/15/17 ..................................    3,625,000         3,925,299
    Little Canada Community Development, (Callable 4/1/03
      at 100), 7.10%, 4/1/13 ............................    1,775,000         1,863,182
    Melrose City Center Project (Prerefunded 2/1/99 at
      101), 7.80%-8.00%, 2/1/02-8/1/04 ..................      270,000           278,830

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    St. Paul Independent School District (Callable 2/1/05
      at 100), 5.25%, 2/1/15 ............................  $ 1,000,000      $  1,009,640
                                                                            ------------
                                                                               8,124,831
                                                                            ------------
  NURSING HOME REVENUE (11.1%):
    Brooklyn Center Health Care Facility (Callable
      12/1/03 at 102), 7.60%, 12/1/18 ...................      900,000           976,104
    Chisago City Health Facility - Pleasant Heights
      (Callable 7/1/05 at 102), 7.30%, 7/1/25 ...........      400,000           428,244
    Fergus Falls Health Care Facility (Callable 11/1/04
      at 102), 7.00%, 11/1/19 ...........................    1,000,000         1,060,750
    Glencoe Health Care System (Prerefunded to 12/1/00 at
      100), 8.50%, 12/1/15 ..............................      575,000           638,814
    Litchfield Health Care (Callable 8/1/01 at 102),
      8.75%, 8/1/20 .....................................      500,000           549,225
    Little Canada Presbyterian Home (Callable 7/1/01 at
      102), 7.00%, 7/1/07 ...............................      700,000           727,342
    Maplewood Health Care Facility (Callable 10/1/04 at
      102), 7.50%, 10/1/24 ..............................    1,000,000         1,088,870
    Minneapolis, Careview Home Inc. (Callable 5/1/01 at
      100), 8.00%, 5/1/21 ...............................      250,000           263,793
    Plymouth Health Care Facility (Callable 8/1/04 at
      102), 7.50%, 8/1/14-8/1/24 ........................    1,100,000         1,201,549
    Red Wing Elderly Housing - River Region (Callable
      9/1/03 at 102), 6.40%, 9/1/12 .....................    1,000,000         1,075,530
    Roseville Housing Facility Revenue (Callable 10/1/03
      at 102), 7.13%, 10/1/13 ...........................    2,000,000         2,133,080
    Rushford Good Shepard Nursing Home (Callable 11/1/98
      at 100), 9.00%, 11/1/06 ...........................      200,000           200,558
    Springfield Nursing Home (Callable 11/1/99 at 103),
      8.50%, 11/1/19 ....................................      250,000           267,108
    St. Anthony Multifamily Revenue (Callable 5/20/06 at
      102), 6.25%, 11/20/25 .............................    1,500,000         1,582,815
    White Bear Lake Care Center (Callable 11/1/03 at
      102), 8.25%, 11/1/12 ..............................    1,000,000         1,115,370
    White Bear Lake Multifamily Revenue (Callable 2/1/07
      at 102), 6.00%, 8/1/20 ............................    1,020,000         1,062,809
                                                                            ------------
                                                                              14,371,961
                                                                            ------------
  OTHER REVENUE (1.1%):
    Moorhead Golf Course Revenue (Callable 12/1/01 at
      100), 7.75%, 12/1/15 ..............................    1,165,000         1,252,841
    Olmsted County Hiawatha Children's Home (Callable
      7/1/03 at 102), 6.50%, 7/1/16 .....................      205,000           213,790
                                                                            ------------
                                                                               1,466,631
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  WATER/POLLUTION CONTROL REVENUE (0.7%):
    Minnesota Public Facility Authority Water Pollution,
      (Callable 3/1/08 at 100), 4.75%, 3/1/18 ...........  $ 1,000,000      $    957,710
                                                                            ------------

      Total Municipal Bonds
        (cost: $112,648,721)  ...........................                    118,968,751
                                                                            ------------
MUNICIPAL DERIVATIVE SECURITIES (7.1%):
  INVERSE FLOATER (7.1%):
    Osseo Independent School District, inverse floater,
      (Callable 2/1/03 at 103), 8.05%, 2/1/14 ...........    3,195,000(b)      3,398,681
    St. Cloud General Obligation, inverse floater
      (Prerefunded 2/1/02 at 100), 8.40%, 8/1/13 ........    5,200,000(b)      5,824,000
                                                                            ------------

      Total Municipal Derivative Securities
        (cost: $7,793,635)  .............................                      9,222,681
                                                                            ------------

      Total Municipal Long-Term Securities
        (cost: $120,442,356)  ...........................                    118,968,752
                                                                            ------------
MUNICIPAL SHORT-TERM SECURITIES (0.8%):
    Mankato, MN, 3.50%, 2/1/18 ..........................      300,000           300,000
    Nuveen Tax-Exempt Money Market, 3.22%, 4/1/98 .......      700,000           700,000
                                                                            ------------

      Total Municipal Short-Term Securities
        (cost: $1,000,000)  .............................                      1,000,000
                                                                            ------------

      Total Investments in Securities
        (cost: $121,442,356) (f)  .......................                   $129,191,432
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
           INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON MARCH 31, 1998.
         PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER
           REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(c) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MARCH 31, 1998, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $385,171 OR 0.3% OF TOTAL NET ASSETS. ADDITIONAL INFORMATION RELATED TO THIS SECURITY IS PRESENTED BELOW.

SECURITY                                PAR     DATE ACQUIRED  COST BASIS
-----------------------------------  ---------  -------------  -----------
SHAKOPEE INDUSTRIAL DEVELOPMENT      $ 365,000      12/2/92     $ 365,000

(D) CONSIDERED ILLIQUID BY THE ADVISOR. ON MARCH 31, 1998, THE TOTAL MARKET VALUE OF THIS INVESTMENT WAS $1,470,000 OR 1.1% OF TOTAL NET ASSETS.
(E) ON MARCH 31, 1998, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $498,615.
(F) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  7,915,020
      GROSS UNREALIZED DEPRECIATION ......      (165,944)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  7,749,076
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

                    THIS PAGE WAS INTENTIONALLY LEFT BLANK.





--------------------------------------------------------------------------------
                   115  1998 Semiannual Report - Piper Funds

Glossary of Terms ***
--------------------------------------------------------------------------------

BENCHMARK
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

DEVALUED OR DEVALUATION
The lowering of the value of a country's currency relative to gold and/or the currencies of other nations. Devaluation can also result from a rise in value of other currencies relative to the currency of a particular country.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities.

If a fund has an aggressive effective duration, it means its managers have set a longer duration posture in comparison to the fund's benchmark. A fund with a long effective duration is more sensitive to changing interest rates.

If a fund has a defensive effective duration, it means its managers have set a shorter duration posture in comparison to the fund's benchmark, to make the fund less sensitive to changing interest rates.

If a fund has a neutral effective duration, the duration is approximately the same as its benchmark.

FEDERAL FUNDS RATE
The federal funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The federal funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market, unlike the prime rate and the discount rate, which are periodically changed by banks and by the Federal Reserve Board, respectively.

OVERWEIGHTED OR OVERWEIGHTING
In portfolio management, overweighting means a fund's portfolio contains a higher percentage of a certain sector than its benchmark.

SECTOR
Refers to a particular group of stocks, usually in one industry.

UNDERWEIGHTED OR UNDERWEIGHTING
In portfolio management, underweighting means a fund's portfolio contains a lower percentage of a certain sector than its benchmark.

VALUATIONS
The determined or estimated value of a particular stock.

YIELD CURVE
A graph that shows the relationship between the interest rates paid on bonds and their maturities, ranging from the shortest maturities to the longest available (assuming the bonds are all of the same quality). The resulting curve indicates whether short-term interest rates are higher or lower than long-term rates.


--------------------------------------------------------------------------------
                   116  1998 Semiannual Report - Piper Funds

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.
JAYE F. DYER, President, Dyer Management Company
WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated
KAROL D. EMMERICH, President, The Paraclete Group
LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.
DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.
GEORGE LATIMER, Chief Executive Officer, National Equity Funds


OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board
PAUL A. DOW, President
ROBERT H. NELSON, Vice President and Treasurer
SUSAN SHARP MILEY, Secretary


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED, 222 South Ninth Street, Minneapolis, MN 55402-3804


SUBADVISOR (Emerging Markets Growth Fund and Pacific-European Growth Fund)
--------------------------------------------------------------------------------
EDINBURGH FUND MANAGERS PLC, Donaldson House, 97 Haymarket Terrace, Edinburgh, Scotland EH 12 5HD


TRANSFER AND DIVIDEND DISBURSING AGENTS
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY, 1004 Baltimore, Kansas City, MO 64105-1614 PIPER JAFFRAY INC., 222 South Ninth Street, Minneapolis, MN 55402-3804
PIPER TRUST COMPANY, 222 South Ninth Street, Minneapolis, MN 55402-3804


CUSTODIAN
--------------------------------------------------------------------------------
FIRST TRUST NATIONAL ASSOCIATION (PACIFIC-EUROPEAN GROWTH FUND)
180 East Fifth Street, St. Paul, MN 55101
INVESTORS FIDUCIARY TRUST COMPANY
801 Pennsylvania, Kansas City, MO 64105-1307


ACCOUNTING AGENT (Emerging Markets Growth Fund and Pacific-European Growth
Fund)
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY, 801 Pennsylvania, Kansas City, MO 64105-1307


LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP, 220 South Sixth Street, Minneapolis, MN 55402




FOR MORE INFORMATION


BY PHONE [GRAPHIC]

800 866-7778


FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.


TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.


BY MAIL [GRAPHIC]

Mutual Fund Services,
19th Floor
222 South Ninth Street
Minneapolis, MN 55402-3804


In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.


ON-LINE [GRAPHIC]

http://www.piperjaffray.com/

Piper Family of Funds


INTERNATIONAL GROWTH FUNDS
--------------------------------------------------------------------------------
Emerging Markets Growth Fund
Pacific-European Growth Fund

International investments offer geographic diversification, often considered essential for successful equity investing.


U.S. GROWTH FUNDS
--------------------------------------------------------------------------------
Small Company Growth Fund
Emerging Growth Fund
Growth Fund

Portfolios that offer the opportunity for long-term capital appreciation are valued by many investors for their potential to build wealth over time.


GROWTH AND INCOME FUNDS
--------------------------------------------------------------------------------
Growth and Income Fund
Balanced Fund

Portfolios composed of quality stocks and bonds offer the potential for both investment income and capital appreciation, considered a valuable combination by many investors.


INCOME FUNDS
--------------------------------------------------------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund

Many traditional investment strategies rely on the steady, dependable investment income generated by debt obligations of corporations and government entities.


TAX-EXEMPT INCOME FUNDS
--------------------------------------------------------------------------------
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund

To counteract the impact of taxes on total investment return, many investors find a tax-exempt fund often provides more spendable income.


CASH MANAGEMENT FUNDS*
--------------------------------------------------------------------------------
Money Market Fund
U.S. Government Money Market Fund
Tax-Exempt Money Market Fund
Institutional Money Market Fund

An investment staple, cash management funds can help you organize your finances and build your assets.

----------------------------------------------------
NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE
----------------------------------------------------

Contact your Piper Jaffray Investment Executive for more information, including prospectuses, about the Piper Funds or call Mutual Fund Services at 800 866-7778. Please read the prospectuses carefully before investing or sending money.

*An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

SEI INVESTMENTS DISTRIBUTION CO., FUND DISTRIBUTOR AND NASD MEMBER.

#20001 5/1998 079-98

[Logo]

222 South Ninth Street
Minneapolis, MN 55402-3804